PERSPECTIVE ADVISORS IISM
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale on and after December 12, 2011)

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account – I

Effective October 15, 2012, this Perspective Advisors II Flexible Premium Variable and Fixed Deferred Annuity (Contracts offered for sale on and after December 12, 2011) is no longer available for purchase. The date of this prospectus is April 27, 2020. This prospectus states the information about the separate account, the Contract, and Jackson National Life Insurance Company (“Jackson ® ”) you should know before investing. This prospectus is a disclosure document and describes all of the Contract’s material features, benefits, rights, and obligations. The description of the Contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Contract are changed after the date of this prospectus, in accordance with the Contract, those changes will be described in a supplemented prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Contract and endorsements, which may reflect additional non-material state variations or other non-material variations. This information is meant to help you decide if the Contract will meet your needs. Please carefully read this prospectus and any related documents and keep everything together for future reference. Additional information about the separate account can be found in the Statement of Additional Information (“SAI”) dated April 27, 2020, that is available upon request without charge. To obtain a copy, contact us at our:

Annuity Service Center
P.O. Box 24068
Lansing, Michigan 48909-4068
1-800-644-4565
www.jackson.com
This prospectus describes the investment options and optional features that we currently offer under the Contract. At the time you purchase the Contract, it is possible that not all of the optional features listed in this prospectus will be available, as we reserve the right to prospectively restrict availability of the optional features. In addition, certain broker-dealers selling the Contracts may limit the investment options and/or optional features that are available to their customers. Ask your representative about which investment options and/or optional features are not offered. If a particular investment option or optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse initial and any or all subsequent Premium payments. Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate. Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Expenses for a Contract with a Contract Enhancement will be higher than those for a Contract without a Contract Enhancement, and in some cases the amount of a Contract Enhancement may be more than offset by those expenses.

We offer other variable annuity products with different product features, benefits and charges. In some states, you may purchase the Contract through an automated electronic transmission/order ticket verification procedure. Ask your representative about availability and the details.

The SAI is incorporated by reference into this prospectus, and its table of contents appears on page 157. The prospectus and SAI are part of the registration statement that we filed with the Securities and Exchange Commission (“SEC”) about this securities offering. The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Contract makes available for allocation variable and fixed options. The variable options are Investment Divisions of the Separate Account, each of which invests in one of the following Funds – all class A shares:

JNL Series Trust

JNL/American Funds Balanced Fund
JNL/American Funds® Blue Chip Income and Growth Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Capital World Bond Fund (formerly, JNL/American Funds Global Bond Fund)
JNL/American Funds Global Growth Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/Vanguard Capital Growth Fund
JNL/Vanguard Equity Income Fund
JNL/Vanguard International Fund
JNL/Vanguard Small Company Growth Fund**
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Emerging Markets Equity Fund (formerly, JNL/Lazard Emerging Markets Fund)
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/AQR Large Cap Defensive Style Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/BlackRock Advantage International Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Boston Partners Global Long Short Equity Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/DFA Growth Allocation Fund
JNL/DFA International Core Equity Fund
JNL/DFA Moderate Growth Allocation Fund
JNL/DFA U.S. Core Equity Fund
JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/DoubleLine ® Total Return Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/First State Global Infrastructure Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Growth Allocation Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Fund

JNL/Goldman Sachs 4 Fund (formerly, JNL/S&P 4 Fund)
JNL/Goldman Sachs Competitive Advantage Fund (formerly, JNL/S&P Competitive Advantage Fund)
JNL/Goldman Sachs Dividend Income & Growth Fund (formerly, JNL/S&P Dividend Income & Growth Fund)
JNL/Goldman Sachs International 5 Fund (formerly, JNL/S&P International 5 Fund)
JNL/Goldman Sachs Intrinsic Value Fund (formerly, JNL/S&P Intrinsic Value Fund)
JNL/Goldman Sachs Managed Aggressive Growth Fund (formerly, JNL/S&P Managed Aggressive Growth Fund)
JNL/Goldman Sachs Managed Conservative Fund (formerly, JNL/S&P Managed Conservative Fund)
JNL/Goldman Sachs Managed Growth Fund (formerly, JNL/S&P Managed Growth Fund)
JNL/Goldman Sachs Managed Moderate Fund (formerly, JNL/S&P Managed Moderate Fund)
JNL/Goldman Sachs Managed Moderate Growth Fund (formerly, JNL/S&P Managed Moderate Growth Fund)
JNL/Goldman Sachs Total Yield Fund (formerly, JNL/S&P Total Yield Fund)
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Growth Fund (formerly, JNL/Oppenheimer Global Growth Fund)
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Growth & Income Fund (formerly, JNL/Franklin Templeton Mutual Shares Fund)
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard International Strategic Equity Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Lord Abbett Short Duration Income Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon Dow SM Index Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Equity Income Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Index 5 Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon International Index Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund

JNL/Mellon MSCI World Index Fund
JNL/Mellon Nasdaq ® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon Utilities Sector Fund
JNL/MFS Mid Cap Value Fund
JNL/Morningstar Wide Moat Index Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/PIMCO Income Fund
JNL/PIMCO Investment Grade Credit Bond Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Small Cap Value Fund*
JNL/PPM America Total Return Fund
JNL/RAFI® Fundamental Asia Developed Fund
JNL/RAFI® Fundamental Europe Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund

JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund (formerly, JNL/Crescent High Income Fund)
JNL/T. Rowe Price Value Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Vanguard U.S. Stock Market Index Fund
JNL/WCM Focused International Equity Fund
JNL/Westchester Capital Event Driven Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund

Underscored are the Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical. The Funds are not the same mutual funds that you would buy directly from a retail mutual fund company or through your stockbroker. The summary prospectuses for the Funds are attached to this prospectus.

This prospectus describes the Investment Divisions that we currently offer under the Contract. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. Please contact your representative for a list of Investment Divisions currently available through your broker-dealer. Investment Divisions that are not available through your broker-dealer may be available through other broker-dealers, but to access them you may need to terminate your relationship with your broker-dealer and provide us with satisfactory evidence of termination. Please consider these potential limitations before purchasing the Contract.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Jackson. Instead, the reports will be made available on Jackson’s website (www.jackson.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Jackson electronically by doing one of the following:

•Mailing in the postage-paid card on the cover of this report;
•Calling 1-866-349-4564; or
•Signing up on www.jackson.com

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform Jackson that you wish to continue receiving paper copies of your shareholder reports by contacting the appropriate Jackson Service Center. Your election to receive reports in paper will apply to all Funds held in each variable contract you purchased from Jackson.

Please note that if you own more than one variable contract with Jackson, your delivery preferences must be set up for each variable contract separately.

*Effective August 13, 2018, the Investment Divisions of the Separate Account investing in the JNL/PPM America Small Cap Value Fund stopped accepting any additional allocations or transfers. Please see “Investment Divisions” on page 16 for more information.

**Effective June 24, 2019, the Investment Division of the Separate Account investing in the JNL/Vanguard Small Company Growth Fund stopped accepting any additional allocations or transfers. Please see “Investment Divisions” on page 16 for more information.

In addition, the following Previously Offered Funds merged into the corresponding Currently Offered Funds, effective April 27, 2020:

Previously Offered Fund	Currently Offered Fund
JNL Institutional Alt 25 Fund	JNL Moderate Growth Allocation Fund
JNL Institutional Alt 50 Fund	JNL Moderate Allocation Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund	JNL/JPMorgan Global Allocation Fund
JNL/Franklin Templeton Global Fund	JNL/Loomis Sayles Global Growth Fund
JNL/Invesco China-India Fund	JNL Multi-Manager Emerging Markets Equity Fund
JNL/Mellon S&P 1500 Growth Index Fund (JNL Series Trust)	JNL/Mellon Nasdaq® 100 Index Fund (JNL Variable Fund LLC)
JNL/Mellon S&P 1500 Value Index Fund (JNL Series Trust)	JNL/Mellon DowSM Index Fund (JNL Variable Fund LLC)
JNL/PPM America Mid Cap Value Fund	JNL/MFS Mid Cap Value Fund
JNL/PPM America Value Equity Fund	JNL/JPMorgan Growth & Income Fund
JNL/S&P Mid 3 Fund	JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon DowSM Index Fund (JNL Variable Fund LLC)	JNL/Mellon DowSM Index Fund (JNL Series Trust)
JNL/Mellon MSCI World Index Fund (JNL Variable Fund LLC)	JNL/Mellon MSCI World Index Fund (JNL Series Trust)
JNL/Mellon Nasdaq® 100 Index Fund (JNL Variable Fund LLC)	JNL/Mellon Nasdaq® 100 Index Fund (JNL Series Trust)
JNL/Mellon Communication Services Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Communication Services Sector Fund (JNL Series Trust)
JNL/Mellon Consumer Discretionary Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Consumer Discretionary Sector Fund (JNL Series Trust)
JNL/Mellon Financial Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Financial Sector Fund (JNL Series Trust)
JNL/Mellon Healthcare Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Healthcare Sector Fund (JNL Series Trust)
JNL/Mellon Energy Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Energy Sector Fund (JNL Series Trust)
JNL/Mellon Information Technology Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Information Technology Sector Fund (JNL Series Trust)
JNL Conservative Allocation Fund (Jackson Variable Series Trust)	JNL Conservative Allocation Fund (JNL Series Trust)
JNL Moderate Allocation Fund (Jackson Variable Series Trust)	JNL Moderate Allocation Fund (JNL Series Trust)
JNL iShares Tactical Moderate Fund (Jackson Variable Series Trust)	JNL iShares Tactical Moderate Fund (JNL Series Trust)
JNL iShares Tactical Moderate Growth Fund (Jackson Variable Series Trust)	JNL iShares Tactical Moderate Growth Fund (JNL Series Trust)
JNL iShares Tactical Growth Fund (Jackson Variable Series Trust)	JNL iShares Tactical Growth Fund (JNL Series Trust)
JNL/American Funds Global Growth Fund (Jackson Variable Series Trust)	JNL/American Funds Global Growth Fund (JNL Series Trust)
JNL/American Funds Growth Fund (Jackson Variable Series Trust)	JNL/American Funds Growth Fund (JNL Series Trust)
JNL/DFA U.S. Small Cap Fund (Jackson Variable Series Trust)	JNL/DFA U.S. Small Cap Fund (JNL Series Trust)
JNL/DoubleLine® Total Return Fund (Jackson Variable Series Trust)	JNL/DoubleLine® Total Return Fund (JNL Series Trust)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (Jackson Variable Series Trust)	JNL/Franklin Templeton Global Multisector Bond Fund (JNL Series Trust)
JNL/FAMCO Flex Core Covered Call Fund (Jackson Variable Series Trust)	JNL/JPMorgan Hedged Equity Fund (JNL Series Trust)
JNL/Lazard International Strategic Equity Fund (Jackson Variable Series Trust)	JNL/Lazard International Strategic Equity Fund (JNL Series Trust)
JNL/Mellon Equity Income Fund (Jackson Variable Series Trust)	JNL/Mellon Equity Income Fund (JNL Series Trust)
JNL/Neuberger Berman Currency Fund (Jackson Variable Series Trust)	JNL/PIMCO Income Fund (JNL Series Trust)
JNL/Nicholas Convertible Arbitrage Fund	JNL Conservative Allocation Fund
JNL/PIMCO Investment Grade Credit Bond Fund (Jackson Variable Series Trust)	JNL/PIMCO Investment Grade Credit Bond Fund (JNL Series Trust)

Previously Offered Fund	Currently Offered Fund
JNL/T. Rowe Price Capital Appreciation Fund (Jackson Variable Series Trust)	JNL/T. Rowe Price Capital Appreciation Fund (JNL Series Trust)
JNL/The London Company Focused U.S. Equity Fund (Jackson Variable Series Trust)	JNL/Morningstar Wide Moat Index Fund (JNL Series Trust)
JNL/WCM Focused International Equity Fund (Jackson Variable Series Trust)	JNL/WCM Focused International Equity Fund (JNL Series Trust)
If you have allocation instructions for future premium payments on file with us, or have existing Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep and/or Rebalancing automatic programs, that include an allocation to an Investment Division investing in a Previously Offered Fund, all such allocations prior to our receipt of new allocation instructions from you will be allocated to the Investment Division investing in the corresponding Currently Offered Fund.

If you have Contract Value that was transferred to an Investment Division investing in a Currently Offered Fund as a result of a merger, you may transfer all or a portion of your Contract Value out of such Investment Division into the other investment options available under your contract. If the transfer is completed within 60 days following April 27, 2020, the transfer will not be assessed a transfer charge or be treated as a transfer for the purpose of determining how many subsequent transfers may be made in a Contract Year without charge.

If you want to change your allocation instructions or make a transfer as described above, and you require descriptions of the other Investment Divisions available under your contract, you can obtain an additional copy of the product prospectus or additional copies of prospectuses for the Funds underlying the Investment Divisions by contacting our Service Center.

For additional information, please see the Prospectus dated April 27, 2020 for the JNL ® Series Trust.

NOTICE TO CUSTOMERS

Jackson National Life Insurance Company (“Jackson”) and Jackson National Life Insurance Company of New York (“Jackson of NY”) no longer offer your variable annuity contract for sale and are no longer required to file with the Securities and Exchange Commission (the “SEC”) an update to the prospectus for your contract on an annual basis. Therefore, we will no longer send you an updated prospectus each year. Instead, on an annual basis, we will send you the audited financial statements for the applicable life insurance company and separate account, and the current summary prospectuses for the underlying Funds of all of the Investment Divisions available under your contract. The applicable summary prospectuses for the underlying Funds for this year follow this Notice and prospectus. Please review the summary prospectuses for any changes in the Funds underlying your contract or policy.

In addition, each year we will provide you with the annual and semi-annual reports of the Funds in which the separate account invests, any other periodic reports of the Funds, and all Fund proxy materials or information statements, as applicable. We will continue to provide you with statements and confirmations of transactions, as you currently receive.

If we make any changes to your existing contract, we will send you an update to your prospectus, as filed with the SEC reflecting the changes.

If you have any questions regarding a Jackson contract, please contact us at our Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068, 1-800-644-4565; for a Jackson of NY contract, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068, 1-800-599-5651; www.jackson.com.

______________________________
(To be used with VC3723 04/20, VC3657 04/20, JMV7698 04/20, JMV17955 04/20, VC5526 04/20, VC5890ML 04/20, JMV17183 04/20, JMV9476ML 04/20, JMV5763ML 04/20, JMV5763WF 04/20, NV3784 04/20, JMV7698NY 04/20, NV5869 04/20, JMV17955NY 04/20, NV5526 04/20, JMV17183NY 04/20, NV4224WF 04/20, and NMV2731 04/20.)

CMV24128 04/20

SPECIAL NOTICE REGARDING CORONAVIRUS DISEASE 2019 AND
THE CORONAVIRUS AID, RELIEF, AND ECONOMIC SECURITY (“CARES”) ACT

Effective March 27, 2020, the newly passed Coronavirus Aid, Relief, and Economic Security (“CARES”) Act made several retirement related changes that may impact you. The CARES Act waives the requirement to take required minimum distributions (“RMDs”) from tax-qualified contracts and Individual Retirement Accounts (“IRAs”) in 2020. This waiver applies both to lifetime and post-death RMDs. In addition, for contracts retained after the death of the original owner that are required to be distributed within 5 years, pursuant to the CARES Act, the 5-year period now does not include 2020. As a result, impacted contracts will have one additional year before liquidation is required.
The waiver also applies to RMDs with respect to the 2019 tax year that are due to begin in 2020. If you turned age 70½ in 2019 and you have not taken your first RMD because it was not due until April 1, 2020, the CARES Act waives this RMD along with your 2020 tax year RMD.
The CARES Act provides additional withdrawal and loan relief (subject to availability) for tax-qualified contracts and IRAs in 2020 for eligible individuals.
Eligible individuals include:

•	an individual diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•	an individual if the individual’s spouse or dependent is diagnosed with such virus or disease; or

•
an individual who experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by the Secretary of the Treasury.

The withdrawal relief available to eligible individuals includes:

•	waiving certain in-service distribution restrictions (such as age restrictions) for tax-qualified contracts;

•	providing an exception to the 10% early distribution tax on distributions (up to $100,000) taken before age 59 ½ on tax-qualified contracts and IRAs;

•	waiving the eligible rollover distribution notice requirement and mandatory 20% withholding applicable to eligible rollover distributions;

•	allowing the individual to include income attributable to the distribution over a three-year period beginning with the year the distribution would otherwise be taxable; and

•	allowing the distribution to be recontributed to a tax-qualified contract or IRA within three years of the distribution.
The loan relief available to eligible owners of tax-qualified contracts (subject to availability) permits loans made during the 180-day period beginning on March 27, 2020 to increase the maximum loan amount from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance. Further, the due date for any repayment on a loan that otherwise is due between May 27, 2020 and December 31, 2020, is delayed for one year.
You may wish to consult with your financial professional or personal tax advisor if you are impacted by any of these changes.
As a result of the spread of the COVID-19 coronavirus, we have implemented business continuity plans that were already in place to ensure the availability of services for our customers, work at home capabilities for our staff, where appropriate, and other ongoing risk management activities related to the current ongoing market stress. Nevertheless, we and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, COVID-19 and other disasters. Such events can adversely impact us and our operations. Such events can also have an adverse impact on financial markets, U.S. and global economies, issuers of securities, and ultimately on the portfolios in which the Investment Divisions invest.

TABLE OF CONTENTS
GLOSSARY	1
KEY FACTS	3
FEES AND EXPENSES TABLES	4
Owner Transaction Expenses	4
Periodic Expenses	5
Total Annual Fund Operating Expenses	8
EXAMPLE	13
CONDENSED FINANCIAL INFORMATION	14
THE ANNUITY CONTRACT	14
JACKSON	15
THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT	15
The Fixed Account	15
The GMWB Fixed Account	15
THE SEPARATE ACCOUNT	16
INVESTMENT DIVISIONS	16
JNL Series Trust	18
Voting Privileges	37
Substitution	37
CONTRACT CHARGES	37
Mortality and Expense Risk Charges	37
Annual Contract Maintenance Charge	37
Administration Charge	38
Transfer Charge	38
Earnings Protection Benefit (“EarningsMax”) Charge	38
Contract Enhancement Charge	38
Contract Enhancement Recapture Charge	38
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge	39
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge	40
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge	41
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up And Transfer Of Assets (“Jackson Select Protector GMWB”) Charge	41
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge	42
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”) Charge	44
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge	45
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge	47
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge	48
Death Benefit Charges	49
Commutation Fee	50
Other Expenses	51
Premium Taxes	51
Income Taxes	51
DISTRIBUTION OF CONTRACTS	51

PURCHASES	53
Minimum Initial Premium	53
Minimum Additional Premiums	53
Maximum Premiums	53
Allocations of Premium	53
Optional Contract Enhancements	54
Accumulation Units	54
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	55
Restrictions on Transfers: Market Timing	55
TELEPHONE AND INTERNET TRANSACTIONS	56
The Basics	56
What You Can Do and How	56
What You Can Do and When	56
How to Cancel a Transaction	57
Our Procedures	57
ACCESS TO YOUR MONEY	57
Guaranteed Minimum Withdrawal Benefit Considerations	58
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	58
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	60
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	65
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	68
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer Of Assets (“Jackson Select Protector GMWB”)	71
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”)	81
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”)	93
Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”)	107
LifeGuard Freedom Flex GMWB	108
LifeGuard Freedom Flex with Joint Option GMWB	120
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)	132
Systematic Withdrawal Program	138
Suspension of Withdrawals or Transfers	138
INCOME PAYMENTS (THE INCOME PHASE)	139
Variable Income Payments	139
Income Options	140
DEATH BENEFIT	140
Basic Death Benefit	140
Earnings Protection Benefit (“EarningsMax”)	141
Optional Death Benefits	141
5% Roll-up Death Benefit	142
6% Roll-up Death Benefit	143
Highest Quarterly Anniversary Value Death Benefit	144
Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit	145
Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit	147
LifeGuard Freedom Flex DB	148

GLOSSARY

These terms are capitalized when used throughout this prospectus because they have special meaning. In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

Annuitant – the natural person on whose life annuity payments for this Contract are based. The Contract allows for the naming of joint Annuitants. Any reference to the Annuitant includes any joint Annuitant.

Annuity Unit – a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner’s death. The Contract allows for the naming of multiple beneficiaries.

Business Day – each day that the New York Stock Exchange is open for business.

Completed Year – the succeeding twelve months from the date on which we receive a Premium payment. Completed Years specify the years from the date of receipt of the Premium and does not refer to Contract Years. If the Premium receipt date is on the Issue Date of the Contract then Completed Year 0-1 does not include the first Contract Anniversary. The first Contract Anniversary begins Completed Year 1-2 and each successive Completed Year begins with the Contract Anniversary of the preceding Contract Year and ends the day before the next Contract Anniversary.

If the Premium receipt date is other than the Issue Date or a subsequent Contract Anniversary, there is no correlation of the Contract Anniversary date and Completed Years. For example, if the Issue Date is January 15, 2021 and a Premium payment is received on February 28, 2021 then, although the first Contract Anniversary is January 15, 2022, Completed Year 0-1 for that Premium payment would begin on February 28, 2021 and end on February 27, 2022. Completed Year 1-2 for that Premium payment would begin on February 28, 2022 .

Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract’s Issue Date.

Contract Enhancement – a credit that we will make to your Contract Value at the end of any Business Day in the first five Contract Years during which we receive a Premium payment. The Contract Enhancement endorsement available is the 2% Contract Enhancement endorsement. The actual Contract Enhancement percentage applied to the Premium payment varies, depending upon the Contract Year in which you make your payment.

Contract Month – the period of time between consecutive monthly anniversaries of the Contract’s Issue date.

Contract Monthly Anniversary – each one-month anniversary of the Contract’s Issue Date.

Contract Quarter – the period of time between consecutive three-month anniversaries of the Contract’s Issue Date.

Contract Quarterly Anniversary – each three-month anniversary of the Contract’s Issue Date.

Contract Value – the sum of the allocations between the Contract’s Investment Divisions, Fixed Account and Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.

Contract Year – the succeeding twelve months from a Contract’s Issue Date and every anniversary. The first Contract Year (Contract Year 0-1) starts on the Contract’s Issue Date and extends to, but does not include, the first Contract Anniversary. Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 2021 then the end of Contract Year 0-1 would be January 14, 2022, and January 15, 2022, which is the first Contract Anniversary, begins Contract Year 1-2.

Earnings Protection Benefit – an optional benefit available at issue that may increase the amount of the death benefit payable at death.

Fixed Account – part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period.

Fixed Account Contract Value – the sum of the allocations to the Contract’s Fixed Account.

Fund – a registered management investment company in which an Investment Division of the Separate Account invests.

General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account and the GMWB Fixed Account, which are available to our creditors.

Good Order – when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract.

Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account – part of our General Account to and from which, if you elect a GMWB containing a Transfer of Assets provision (the Jackson Select Protector GMWB contains a Transfer of Assets provision), automatic transfers of your Contract Value may be required according to non-discretionary formulas. The Contract Value allocated to the GMWB Fixed Account will earn a stated rate of return over a specified period.

Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account Contract Value – the sum of the allocations to the Contract’s GMWB Fixed Account.

Income Date – the date on which you begin receiving annuity payments.

Investment Division – one of multiple variable options of the Separate Account to allocate your Contract’s value, each of which exclusively invests in a different available Fund. The Investment Divisions are called variable because the return on investment is not guaranteed.

Issue Date – the date your Contract is issued.

Jackson, JNL, we, our, or us – Jackson National Life Insurance Company. (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Latest Income Date – the Contract Anniversary on or next following the date on which the Owner attains age 95 under a non-qualified contract, or such earlier date as required by the applicable qualified plan, law or regulation.

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Usually, but not always, the Owner is the Annuitant. The Contract allows for the naming of joint Owners. (We do not capitalize “you” or “your” in the prospectus.) Any reference to the Owner includes any joint Owner.

Premium(s) – considerations paid into the Contract by or on behalf of the Owner. The maximum aggregate Premium payments you may make without prior approval is $1 million. This maximum amount is subject to further limitations at any time on both initial and subsequent Premium payments.

Remaining Premium – the total Premium paid reduced by withdrawals of Premium.

Required Minimum Distributions (RMDs) – for certain qualified contracts, the amount defined under the Internal Revenue Code as the minimum distribution requirement as applied to your Contract only. This definition excludes any withdrawal necessary to satisfy the minimum distribution requirements of the Internal Revenue Code if the Contract is purchased with contributions from a nontaxable transfer after the death of the owner of a qualified contract. Different rules apply for the MarketGuard Stretch GMWB as described in the “MarketGuard Stretch GMWB” section.

Separate Account – Jackson National Separate Account – I. The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

Separate Account Contract Value – the sum of the allocations between the Contract’s Investment Divisions.

KEY FACTS
The immediately following two sections briefly introduce the Contract (and its benefits and features) and its costs; however, please carefully read the whole prospectus and any related documents before purchasing the Contract to be sure that it will meet your needs.

Allocation Options
The Contract makes available Investment Divisions and a Fixed Account for allocation of your Premium payments and Contract Value. Allocations to the Fixed Account may remain for six months, and we require equal monthly transfers to the Investment Divisions during that time. In addition, if you elect a GMWB containing a Transfer of Assets provision, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account. For more information about the Fixed Accounts, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 15. For more information about the Investment Divisions, please see “INVESTMENT DIVISIONS” beginning on page 16.

Investment Purpose
The Contract is intended to help you save for retirement or another long-term investment purpose. The Contract is designed to provide tax deferral on your earnings, if it is not issued under a qualified retirement plan. Qualified plans confer their own tax deferral. For more information, please see “TAXES” beginning on page 152.

Free Look
If you change your mind about having purchased the Contract, you may return it without penalty. There are conditions and limitations, including time limitations, depending on where you live. For more information, please see “FREE LOOK” beginning on page 156.

Purchases	There are minimum and maximum Premium requirements. For more information, please see “PURCHASES” beginning on page 54.

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers. The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections. The representative assisting you will advise you whether an optional benefit is available and of any variations. Optional endorsement provisions may vary depending on when you purchased your Contract or elected your endorsement. Please refer to your Contract endorsements for the provisions that apply to you.

Withdrawals
Before the Income Date, there are a number of ways to access your Contract Value, sometimes subject to a charge, particularly during the early Contract Years. There are also a number of optional withdrawal benefits available. For more information, please see “ACCESS TO YOUR MONEY” beginning on page 58.

Income Payments	There are a number of income options available. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 140.

Death Benefit
The Contract has a death benefit that becomes payable if you die before the Income Date. There are also a number of optional death benefits available. For more information, please see “DEATH BENEFIT” beginning on page 141.

Contract Charges
Various charges apply under the Contract as summarized in the “FEES AND EXPENSES TABLES” below. If the Contract Value is insufficient to pay the charges under the Contract, the Contract will terminate without value, unless you are eligible for continued payments under a Guaranteed Minimum Withdrawal Benefit.

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering the Contract. The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract or transfer cash value between investment options. Fees and expenses also may apply after the Income Date. For more information, please see “Commutation Fee” on page 50, and “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 140.

Owner Transaction Expenses

Front End Sales Load	None

Maximum Contract Enhancement Recapture Charge [1]
Percentage of the corresponding Premiums withdrawn with a Contract Enhancement	2%

Maximum Premium Taxes [2]
Percentage of each Premium	3.5%

Transfer Charge [3]
Per transfer after 25 in a Contract Year	$25

Expedited Delivery Charge [4]	$22.50

[1]	For more information about recapture charges, please see “Contract Enhancement Recapture Charge” under “Contract Charges”, beginning on page 38.

[2]	Premium taxes generally range from 0 to 3.5% and vary by state.

[3]	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing and automatic transfers from the Fixed Account.

[4]	For overnight delivery on Saturday; otherwise, the overnight delivery charge is $10 for withdrawals. We also charge $20 for wire transfers in connection with withdrawals.

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds’ fees and expenses.

Periodic Expenses
Base Contract

Annual Contract Maintenance Charge [5]	$50

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions

Mortality And Expense Risk Charge	1.60%

Administration Charge	0.15%

Total Separate Account Annual Expenses for Base Contract	1.75%

Optional Endorsements - A variety of optional endorsements to the Contract are available. The optional endorsements listed below include endorsements and applicable charges for endorsements that were previously sold but are not currently available to be added to a Contract. Please see the footnotes for additional information on the various optional endorsement charges.

The following optional endorsement charges are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of the value of the Accumulation Units. You may select one from each grouping below[6]:

Earnings Protection Benefit Maximum Annual Charge (“EarningsMax®”) [7]	0.45%

2% Contract Enhancement Maximum Annual Charge (not currently offered as of October 15, 2012) [8]	0.395%

The following optional death benefit endorsement charges are benefit based. Please see the footnotes for additional information on the various optional death benefit endorsement charges. You may select one of the available benefits listed below[6]:

5% Roll-up Death Benefit Maximum Annual Charge (not currently offered as of April 28, 2014) [9]	1.20%
6% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of April 30, 2012) [10]	1.60%
Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge [11]	0.60%
Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge (not currently offered as of April 28, 2014) [12]	1.40%
Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit Maximum Annual Charge (no longer offered as of April 30, 2012) [13]	1.80%
LifeGuard Freedom Flex DBSM Maximum Annual Charge (only available with a specified combination of Options for the LifeGuard Freedom Flex® GMWB) (not currently offered as of April 28, 2014) [14]	0.72%

The following optional endorsement charges are benefit based. Please see the footnotes for additional information on the various optional endorsement charges. You may select one of the available benefits listed below[6]:

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (“SafeGuard Max®”) (no longer offered as of April 29, 2013) [15]	1.20%
5% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 5SM”) [16]	1.74%
6% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 6SM”) (no longer offered as of April 29, 2013) [17]	2.04%

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Charge (“Jackson Select Protector® GMWB”) (no longer offered as of April 29, 2013) [18]	2.34%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net®”) [19]	3.00%
For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net”) with Optional Income Upgrade Table (no longer offered as of September 15, 2014)	3.00%
Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net® With Joint Option”) [20]	3.00%
Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount Maximum Annual Charge (“LifeGuard Freedom 6 Net With Joint Option”) with Optional Income Upgrade Table (no longer offered as of October 15, 2012)	3.00%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex® GMWB”)[21]	3.00%
For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex GMWB”) with Optional Income Upgrade Table (no longer offered as of September 15, 2014)	3.00%
Joint For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex® With Joint Option GMWB”) [22]	3.00%
Joint For Life GMWB With Bonus and Step-Up Maximum Annual Charge (“LifeGuard Freedom Flex With Joint Option GMWB”) with Optional Income Upgrade Table (no longer offered as of October 15, 2012)	3.00%
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard StretchSM GMWB”) [23]	2.22%

[5]
This charge is waived on Contract Value of $50,000 or more. This charge is deducted proportionally from allocations to the Investment Divisions, the Fixed Account and the GMWB Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

[6]	Some optional endorsements are only available to select when purchasing the Contract and once purchased cannot be canceled.

[7]	The current charge is 0.30%.

[8]
This charge lasts for the first five Contract Years. While this charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions, this charge will also be assessed against any amounts allocated to the Fixed Account Options and the GMWB Fixed Account by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals). For more information, please see “Contract Enhancement Charge” under “Contract Charges”, beginning on page 38.

[9]
The current annual charge is 0.80% of the GMDB Benefit Base (0.20% each Contract Quarter), subject to a maximum annual charge of 1.20% of the GMDB Benefit Base (as used in the Table). For endorsements purchased before April 30, 2012, the current annual charge is 0.60% of the GMDB Benefit Base (0.15% each Contract Quarter), subject to a maximum annual charge of 1.20% of the GMDB Benefit Base. For more information about the charge for this endorsement, please see “5% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 49. For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 143.

[10]
The current annual charge is 0.80% of the GMDB Benefit Base (0.20% each Contract Quarter), subject to a maximum annual charge of 1.60% of the GMDB Benefit Base (as used in the Table). For more information about the charge for this endorsement, please see “6% Roll-up Death Benefit” under “Death Benefit Charges”, beginning on page 49. For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “6% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 144.

[11]
The current annual charge is 0.30% of the GMDB Benefit Base (0.075% each Contract Quarter), subject to a maximum annual charge of 0.60% of the GMDB Benefit Base (as used in the Table). For more information about the charge for this endorsement, please see “Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 49. For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 145.

[12]
The current annual charge is 0.90% of the GMDB Benefit Base (0.225% each Contract Quarter), subject to a maximum annual charge of 1.40% of the GMDB Benefit Base (as used in the Table). For endorsements purchased before April 30, 2012, the current annual charge is 0.70% of the GMDB Benefit Base (0.175% each Contract Quarter), subject to a maximum annual charge of 1.40% of the GMDB Benefit Base. For more information about the charge for this endorsement, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 49. For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 146.

[13]
The current annual charge is 0.90% of the GMDB Benefit Base (0.225% each Contract Quarter), subject to a maximum annual charge of 1.80% of the GMDB Benefit Base (as used in the Table). For more information about the charge for this endorsement, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Death Benefit Charges”, beginning on page 50. For more information about how the endorsement works, including more details regarding the GMDB Benefit Base, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 148.

[14]
The current and maximum annual charge is 0.70% of the GMWB Death Benefit (0.175% each Contract Quarter). However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current and maximum annual charge is 0.72% of the GMWB Death Benefit (0.06% each Contract Month, as used in the table). For more information about the charge for the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Death Benefit Charges”, beginning on page 50. For more information about how the LifeGuard Freedom Flex DB works, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 149.

[15]
1.20% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, you pay the charge each Contract Month. The tables below have the maximum and current charges.

GMWB With 5-Year Step-Up
Annual Charge	Maximum		Current
	1.20%	(WA Only) 1.20%	0.60%	(WA Only) 0.60%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step Up” beginning on page 39. For more information about how the endorsement works, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 61.

[16]
1.70% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, the maximum annual charge is 1.74% of the GWB, which charge is payable each Contract Month. The tables below have the maximum and current charges.

5% GMWB With Annual Step-Up
Annual Charge	Maximum		Current
	1.70%	(WA Only) 1.74%	0.85%	(WA Only) 0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 40. For more information about how the endorsement works, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 66.

[17]
2.00% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, the maximum annual charge is 2.04% of the GWB, which charge is payable each Contract Month. The tables below have the maximum and current charges.

6% GMWB With Annual Step-Up
Annual Charge	Maximum		Current
	2.00%	(WA Only) 2.04%	1.00%	(WA Only) 1.02%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 41. For more information about how the endorsement works, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 69.

[18]
2.30% of the GWB is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, the maximum annual charge is 2.34% of the GWB, which charge is payable each Contract Month. The tables below have the maximum and current charges.

For Life GMWB With Annual Step-Up and Transfer of Assets
Annual Charge	Maximum		Current
	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up and Transfer of Assets Charge” beginning on page 41. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life GMWB With Annual Step-Up and Transfer of Assets” beginning on page 72.

[19]
3.00% of the GWB is the maximum annual charge and 1.50% of the GWB is the current annual charge (based on election of the Income Stream Level 5 GAWA% Table under LifeGuard Freedom 6 Net), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the charge is payable each Contract Month. For more information about the charges for this endorsement, including applicable charges for each of the five Income Stream Level GAWA% tables, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge” beginning on page 42. For more information about how the endorsement works, including how the GWB is calculated, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 82.

[20]
3.00% of the GWB is the maximum annual charge and 1.60% of the GWB is the current annual charge (based on election of the Income Stream Level 3 GAWA% Table under Lifeguard Freedom 6 Net with Joint Option), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current annual charge is 1.62%, which is payable each Contract Month. For more information about the charges for this endorsement, including applicable charges for each of the three Income Stream Level GAWA% tables, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net with Joint Option”) Charge” beginning on page 43. For more information about how the endorsement works, including how the GWB is calculated, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” beginning on page 94.

[21]
3.00% of the GWB is the maximum annual charge and 1.50% of the GWB is the current annual charge (based on election of the most expensive combination of options under LifeGuard Freedom Flex), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the charge is payable each Contract Month.     For more information about the charges for this endorsement, including applicable charges for each of the available combination of options, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Step-Up (“LifeGuard Freedom Flex GMWB”) Charge” beginning on page 45. For more information about how the endorsement works, including how the GWB is calculated, please see “LifeGuard Freedom Flex GMWB” beginning on page 109.

[22]
3.00% of the GWB is the maximum annual charge and 1.60% of the GWB is the current annual charge (based on election of the most expensive combination of options under LifeGuard Freedom Flex with Joint Option), which charge is payable quarterly. However, for Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current annual charge is 1.62%, which is payable each Contract Month. For more information about the charges for this endorsement, including applicable charges for each of the available combination of options, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Step-Up (“LifeGuard Freedom Flex with Joint Option GMWB”) Charge” beginning on page 46. For more information about how the endorsement works, including how the GWB is calculated, please see “LifeGuard Freedom Flex With Joint Option GWMB” beginning on page 121.

[23]
2.20% of the GMWB Charge Base is the maximum annual charge, which charge is payable quarterly. However, for Contracts purchased in Washington State, 2.22% of the GMWB Charge Base is the maximum annual charge, which charge is payable each Contract Month. The tables below have the maximum and current charges.

MarketGuard Stretch GMWB
Annual Charge	Maximum		Current
	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

For more information about the charge for this endorsement, including how the GMWB Charge Base is calculated, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” beginning on page 48. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)” beginning on page 133.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, service 12b-1 fees and other expenses.)

Minimum: 0.53%

Maximum: 2.41%

More detail concerning each Fund’s fees and expenses is below. But please refer to the Funds’ prospectuses for even more information, including investment objectives, performance and information about Jackson National Asset Management, LLC® (“JNAM”), the Funds’ Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee		Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement		Net Total Annual Fund Operating Expenses
JNL/American Funds Balanced	0.79%	A	0.30%	0.15%	A,H	0.00%	1.24%	(0.30%)	C	0.94%	A,C,K
JNL/American Funds® Blue Chip Income and Growth	0.96%	A	0.30%	0.14%	A,H	0.00%	1.40%	(0.38%)	C	1.02%	A,C,K
JNL/American Funds Capital Income Builder	1.02%	A	0.30%	0.15%	A,H	0.00%	1.47%	(0.51%)	A,C	0.96%	A,C,K
JNL/American Funds Capital World Bond	1.13%	A	0.30%	0.16%	A,H	0.00%	1.59%	(0.52%)	A,C	1.07%	A,C,K
JNL/American Funds Global Growth	1.17%	A	0.30%	0.15%	A,H	0.00%	1.62%	(0.50%)	C	1.12%	A,C,K
JNL/American Funds Global Small Capitalization	1.35%	A	0.30%	0.16%	A,H	0.00%	1.81%	(0.50%)	C	1.31%	A,C,K
JNL/American Funds Growth	0.97%	A	0.30%	0.14%	A,H	0.00%	1.41%	(0.45%)	C	0.96%	A,C,K
JNL/American Funds Growth-Income	0.81%	A	0.30%	0.14%	A,G	0.00%	1.25%	(0.30%)	C	0.95%	A,C,K
JNL/American Funds International	1.22%	A	0.30%	0.16%	A,H	0.00%	1.68%	(0.50%)	C	1.18%	A,C,K
JNL/American Funds New World	1.64%	A	0.30%	0.17%	A,H	0.00%	2.11%	(0.83%)	A,C	1.28%	A,C,K
JNL/AQR Large Cap Relaxed Constraint Equity	0.69%		0.30%	0.75%	I	0.00%	1.74%	0.00%	D	1.74%	D
JNL/DFA Growth Allocation	0.20%		0.30%	0.15%	I	0.29%	0.94%	(0.12%)	M	0.82%	M,K
JNL/DFA Moderate Growth Allocation	0.20%		0.30%	0.15%	I	0.27%	0.92%	(0.10%)	M	0.82%	M,K
JNL/Franklin Templeton Growth Allocation	0.55%		0.30%	0.16%	I	0.05%	1.06%	(0.01%)	N	1.05%	K,N
JNL/JPMorgan Global Allocation	0.60%		0.30%	0.18%	I	0.19%	1.27%	(0.17%)	E	1.10%	E,K
JNL/Vanguard Capital Growth	0.85%	A	0.30%	0.11%	A,H	0.00%	1.26%	(0.33%)	C	0.93%	A,C,K
JNL/Vanguard Equity Income	0.81%	A	0.30%	0.12%	A,H	0.00%	1.23%	(0.34%)	C	0.89%	A,C,K
JNL/Vanguard International	1.03%	A	0.30%	0.13%	A,H	0.00%	1.46%	(0.48%)	C	0.98%	A,C,K
JNL/Vanguard Small Company Growth	0.93%	A	0.30%	0.11%	A,H	0.00%	1.34%	(0.35%)	C	0.99%	A,C,K
JNL/Vanguard Global Bond Market Index	0.20%		0.30%	0.15%	I	0.07%	0.72%	(0.06%)	D	0.66%	D,K
JNL/Vanguard International Stock Market Index	0.20%		0.30%	0.15%	I	0.08%	0.73%	(0.03%)	D	0.70%	D,K
JNL/Vanguard U.S. Stock Market Index	0.20%		0.30%	0.10%	H	0.04%	0.64%	(0.04%)	D	0.60%	D,K

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Multi-Manager Alternative	1.19%	0.30%	0.56%	J	0.09%	2.14%
JNL Multi-Manager Emerging Markets Equity	0.77%	0.30%	0.15%	I	0.01%	1.23%
JNL Multi-Manager Mid Cap	0.64%	0.30%	0.15%	I	0.00%	1.09%
JNL Multi-Manager Small Cap Growth	0.56%	0.30%	0.11%	H	0.01%	0.98%
JNL Multi-Manager Small Cap Value	0.67%	0.30%	0.11%	H	0.01%	1.09%
JNL iShares Tactical Growth	0.20%	0.30%	0.15%	I	0.21%	0.86%
JNL iShares Tactical Moderate	0.20%	0.30%	0.15%	I	0.16%	0.81%
JNL iShares Tactical Moderate Growth	0.20%	0.30%	0.15%	I	0.19%	0.84%
JNL/American Funds Growth Allocation	0.18%	0.30%	0.16%	I	0.41%	1.05%
JNL/American Funds Moderate Growth Allocation	0.19%	0.30%	0.15%	I	0.40%	1.04%
JNL/AQR Large Cap Defensive Style	0.40%	0.30%	0.16%	I	0.01%	0.87%
JNL/BlackRock Advantage International	0.55%	0.30%	0.16%	I	0.01%	1.02%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/BlackRock Global Allocation	0.57%	0.30%	0.16%	I	0.00%	1.03%	K
JNL/BlackRock Global Natural Resources	0.55%	0.30%	0.15%	I	0.00%	1.00%
JNL/BlackRock Large Cap Select Growth	0.47%	0.30%	0.10%	H	0.00%	0.87%
JNL/Boston Partners Global Long Short Equity	1.10%	0.30%	1.00%	I	0.01%	2.41%
JNL/Causeway International Value Select	0.52%	0.30%	0.15%	I	0.00%	0.97%
JNL/ClearBridge Large Cap Growth	0.50%	0.30%	0.15%	I	0.01%	0.96%
JNL/DFA International Core Equity	0.45%	0.30%	0.16%	I	0.00%	0.91%	K
JNL/DFA U.S. Core Equity	0.40%	0.30%	0.10%	H	0.00%	0.80%
JNL/DFA U.S. Small Cap	0.55%	0.30%	0.15%	I	0.00%	1.00%	K
JNL/DoubleLine® Core Fixed Income	0.37%	0.30%	0.10%	H	0.00%	0.77%
JNL/DoubleLine® Emerging Markets Fixed Income	0.62%	0.30%	0.15%	I	0.01%	1.08%	K
JNL/DoubleLine® Shiller Enhanced CAPE®	0.56%	0.30%	0.16%	I	0.01%	1.03%	K
JNL/DoubleLine® Total Return	0.42%	0.30%	0.10%	H	0.01%	0.83%
JNL/Fidelity Institutional Asset Management® Total Bond	0.39%	0.30%	0.10%	H	0.01%	0.80%	K
JNL/First State Global Infrastructure	0.69%	0.30%	0.16%	I	0.00%	1.15%
JNL/Franklin Templeton Global Multisector Bond	0.57%	0.30%	0.15%	I	0.03%	1.05%
JNL/Franklin Templeton Income	0.52%	0.30%	0.11%	H	0.01%	0.94%
JNL/Franklin Templeton International Small Cap	0.79%	0.30%	0.16%	I	0.01%	1.26%
JNL/GQG Emerging Markets Equity	0.90%	0.30%	0.16%	I	0.00%	1.36%
JNL/Harris Oakmark Global Equity	0.68%	0.30%	0.15%	I	0.00%	1.13%	K
JNL/Heitman U.S. Focused Real Estate	0.65%	0.30%	0.15%	I	0.00%	1.10%
JNL/Invesco Diversified Dividend	0.53%	0.30%	0.15%	I	0.02%	1.00%
JNL/Invesco Global Growth	0.50%	0.30%	0.15%	I	0.00%	0.95%
JNL/Invesco Global Real Estate	0.59%	0.30%	0.16%	I	0.00%	1.05%
JNL/Invesco International Growth	0.52%	0.30%	0.16%	I	0.01%	0.99%
JNL/Invesco Small Cap Growth	0.65%	0.30%	0.11%	H	0.00%	1.06%
JNL/JPMorgan Growth & Income	0.50%	0.30%	0.11%	H	0.01%	0.92%	K
JNL/JPMorgan Hedged Equity	0.50%	0.30%	0.16%	I	0.00%	0.96%
JNL/JPMorgan MidCap Growth	0.51%	0.30%	0.10%	H	0.01%	0.92%
JNL/JPMorgan U.S. Government & Quality Bond	0.29%	0.30%	0.11%	H	0.01%	0.71%
JNL/Lazard International Strategic Equity	0.70%	0.30%	0.15%	I	0.01%	1.16%
JNL/Loomis Sayles Global Growth	0.55%	0.30%	0.15%	I	0.00%	1.00%
JNL/Lord Abbett Short Duration Income	0.35%	0.30%	0.15%	I	0.00%	0.80%
JNL/Mellon Bond Index	0.16%	0.30%	0.10%	H	0.01%	0.57%
JNL/Mellon Communication Services Sector	0.21%	0.30%	0.16%	I	0.00%	0.67%
JNL/Mellon Consumer Discretionary Sector	0.18%	0.30%	0.16%	I	0.00%	0.64%
JNL/Mellon Consumer Staples Sector	0.22%	0.30%	0.17%	I	0.00%	0.69%
JNL/Mellon DowSM Index	0.18%	0.30%	0.17%	I	0.00%	0.65%
JNL/Mellon Emerging Markets Index	0.25%	0.30%	0.18%	I	0.00%	0.73%
JNL/Mellon Energy Sector	0.18%	0.30%	0.16%	I	0.00%	0.64%
JNL/Mellon Equity Income	0.45%	0.30%	0.16%	I	0.00%	0.91%
JNL/Mellon Financial Sector	0.18%	0.30%	0.16%	I	0.00%	0.64%
JNL/Mellon Healthcare Sector	0.17%	0.30%	0.16%	I	0.00%	0.63%
JNL/Mellon Index 5	0.00%	0.30%	0.06%	F	0.27%	0.63%
JNL/Mellon Industrials Sector	0.23%	0.30%	0.17%	I	0.00%	0.70%
JNL/Mellon Information Technology Sector	0.17%	0.30%	0.17%	I	0.00%	0.64%
JNL/Mellon International Index	0.16%	0.30%	0.17%	I	0.00%	0.63%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/Mellon Materials Sector	0.24%	0.30%	0.17%	I	0.00%	0.71%
JNL/Mellon MSCI KLD 400 Social Index	0.25%	0.30%	0.20%	I	0.00%	0.75%
JNL/Mellon MSCI World Index	0.19%	0.30%	0.18%	I	0.00%	0.67%
JNL/Mellon Nasdaq® 100 Index	0.17%	0.30%	0.20%	I	0.00%	0.67%
JNL/Mellon Real Estate Sector	0.21%	0.30%	0.17%	I	0.00%	0.68%
JNL/Mellon S&P 400 MidCap Index	0.14%	0.30%	0.12%	H	0.00%	0.56%
JNL/Mellon S&P 500 Index	0.11%	0.30%	0.12%	G	0.00%	0.53%
JNL/Mellon Small Cap Index	0.14%	0.30%	0.13%	H	0.00%	0.57%
JNL/Mellon Utilities Sector	0.20%	0.30%	0.16%	I	0.00%	0.66%
JNL/MFS Mid Cap Value	0.55%	0.30%	0.11%	H	0.00%	0.96%
JNL/Morningstar Wide Moat Index	0.20%	0.30%	0.27%	I	0.00%	0.77%
JNL/Neuberger Berman Strategic Income	0.48%	0.30%	0.16%	I	0.00%	0.94%
JNL/PIMCO Income	0.49%	0.30%	0.15%	I	0.00%	0.94%
JNL/PIMCO Investment Grade Credit Bond	0.35%	0.30%	0.27%	H	0.00%	0.92%
JNL/PIMCO Real Return	0.38%	0.30%	0.99%	H	0.00%	1.67%
JNL/PPM America Floating Rate Income	0.46%	0.30%	0.16%	I	0.01%	0.93%
JNL/PPM America High Yield Bond	0.33%	0.30%	0.11%	H	0.02%	0.76%
JNL/PPM America Small Cap Value	0.57%	0.30%	0.11%	H	0.00%	0.98%
JNL/PPM America Total Return	0.39%	0.30%	0.11%	H	0.01%	0.81%
JNL/RAFI® Fundamental Asia Developed	0.19%	0.30%	0.19%	I	0.00%	0.68%	K
JNL/RAFI® Fundamental Europe	0.19%	0.30%	0.20%	I	0.00%	0.69%	K
JNL/RAFI® Fundamental U.S. Small Cap	0.18%	0.30%	0.20%	I	0.00%	0.68%	K
JNL/RAFI® Multi-Factor U.S. Equity	0.17%	0.30%	0.19%	I	0.00%	0.66%	K
JNL/T. Rowe Price Balanced	0.55%	0.30%	0.15%	I	0.00%	1.00%
JNL/T. Rowe Price Capital Appreciation	0.53%	0.30%	0.15%	L	0.00%	0.98%
JNL/T. Rowe Price Established Growth	0.43%	0.30%	0.10%	G	0.00%	0.83%
JNL/T. Rowe Price Mid-Cap Growth	0.59%	0.30%	0.10%	G	0.00%	0.99%
JNL/T. Rowe Price Short-Term Bond	0.31%	0.30%	0.10%	H	0.00%	0.71%
JNL/T. Rowe Price U.S. High Yield	0.52%	0.30%	0.15%	I	0.01%	0.98%	K
JNL/T. Rowe Price Value	0.47%	0.30%	0.10%	H	0.00%	0.87%	K
JNL/Vanguard Growth ETF Allocation	0.20%	0.30%	0.15%	I	0.06%	0.71%	K
JNL/Vanguard Moderate ETF Allocation	0.20%	0.30%	0.15%	I	0.06%	0.71%	K
JNL/Vanguard Moderate Growth ETF Allocation	0.20%	0.30%	0.15%	I	0.06%	0.71%	K
JNL/WCM Focused International Equity	0.67%	0.30%	0.15%	I	0.01%	1.13%
JNL/Westchester Capital Event Driven	1.05%	0.30%	0.49%	H	0.22%	2.06%
JNL/WMC Balanced	0.32%	0.30%	0.10%	G	0.01%	0.73%
JNL/WMC Government Money Market	0.16%	0.30%	0.11%	H	0.00%	0.57%	K, O
JNL/WMC Value	0.38%	0.30%	0.10%	H	0.00%	0.78%
JNL/Goldman Sachs Competitive Advantage	0.26%	0.30%	0.10%	H	0.00%	0.66%
JNL/Goldman Sachs Dividend Income & Growth	0.25%	0.30%	0.10%	H	0.00%	0.65%
JNL/Goldman Sachs Intrinsic Value	0.26%	0.30%	0.10%	H	0.00%	0.66%
JNL/Goldman Sachs Total Yield	0.26%	0.30%	0.11%	H	0.00%	0.67%
JNL/Goldman Sachs 4	0.00%	0.30%	0.05%	F	0.36%	0.71%
JNL/Goldman Sachs International 5	0.30%	0.30%	0.15%	I	0.00%	0.75%
JNL/Goldman Sachs Managed Conservative	0.10%	0.30%	0.05%	F	0.66%	1.11%
JNL/Goldman Sachs Managed Moderate	0.09%	0.30%	0.05%	F	0.68%	1.12%
JNL/Goldman Sachs Managed Moderate Growth	0.08%	0.30%	0.05%	F	0.68%	1.11%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/Goldman Sachs Managed Growth	0.08%	0.30%	0.05%	F	0.68%	1.11%
JNL/Goldman Sachs Managed Aggressive Growth	0.09%	0.30%	0.06%	F	0.68%	1.13%
JNL Conservative Allocation	0.13%	0.30%	0.05%	F	0.70%	1.18%	K
JNL Moderate Allocation	0.12%	0.30%	0.05%	F	0.73%	1.20%	K
JNL Moderate Growth Allocation	0.09%	0.30%	0.05%	F	0.74%	1.18%
JNL Growth Allocation	0.09%	0.30%	0.05%	F	0.75%	1.19%
JNL Aggressive Growth Allocation	0.10%	0.30%	0.05%	F	0.76%	1.21%

A	Fees and expenses at the Master Fund level for Class I shares of each respective Fund are as follows:
JNL/American Funds Balanced Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.31%.
JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.39%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.43%.
JNL/American Funds Capital Income Builder Fund: Management Fee: 0.49%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.54%; Contractual Fee Waiver and/or Expense Reimbursement: (0.26%); Net Total Annual Portfolio Operating Expenses: 0.28%.
JNL/American Funds Capital World Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.59%; Contractual Fee Waiver and/or Expense Reimbursement: (0.09%); Net Total Annual Portfolio Operating Expenses: 0.50%.
JNL/American Funds Global Growth Fund: Management Fee: 0.52%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.57%.
JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.76%.
JNL/American Funds Growth Fund: Management Fee: 0.32%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.36%.
JNL/American Funds Growth-Income Fund: Management Fee: 0.26%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.30%.
JNL/American Funds International Fund: Management Fee: 0.49%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.55%.
JNL/American Funds New World Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.07%; Total Annual Portfolio Operating Expenses: 0.77%; Contractual Fee Waiver and/or Expense Reimbursement: (0.18%); Net Total Annual Portfolio Operating Expenses: 0.59%.
JNL/Vanguard Capital Growth Fund: Management Fee: 0.32%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.34%.
JNL/Vanguard Equity Income Fund: Management Fee: 0.28%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.30%.
JNL/Vanguard International Fund: Management Fee: 0.35%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.38%.
JNL/Vanguard Small Company Growth: Management Fee: 0.30%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Acquired Fund Fees and Expenses: 0%; Total Annual Portfolio Operating Expenses: 0.32%.

B
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its administrative fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

C
Jackson National Asset Management, LLC (“JNAM” or “Adviser”) has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder Fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

D
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

E
JNAM has entered into a contractual agreement with the Fund under which it will waive a varying portion of its management fee in an amount equivalent to the Acquired Fund Fees and Expenses (“AFFE”) attributable to the Fund’s investment in funds managed by the Sub-Adviser (each an “JPMorgan Underlying Fund”). The AFFE for each JPMorgan Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each JPMorgan Underlying Fund. This fee waiver arrangement will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

F	"Other Expenses" includes an Administrative Fee of 0.05% which is payable to JNAM.

G	"Other Expenses" includes an Administrative Fee of 0.09% which is payable to JNAM.

H	"Other Expenses" includes an Administrative Fee of 0.10% which is payable to JNAM.

I	"Other Expenses" includes an Administrative Fee of 0.15% which is payable to JNAM.

J	"Other Expenses" includes an Administrative Fee of 0.20% which is payable to JNAM.

K	Expense Information has been restated to reflect current fees.

L	"Other Expenses" includes an Administrative Fee of 0.14% which is payable to JNAM.

M
JNAM has contractually agreed to waive 0.05% of the management fees of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. JNAM has contractually agreed to waive a varying portion of the management fees of the Fund to prevent any increase in total expenses in the Fund due to its investment in the JNL/DFA International Core Equity Fund. This fee waiver arrangement will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

N
JNAM has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees payable to an affiliate of the sub-adviser attributable to the Fund’s investment in funds managed by that affiliate. The waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The waiver will continue for at least one year from the date of this Prospectus, so long as the sub-advisory agreement remains in effect, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

O
JNAM has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, transactional costs, if any, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund's investment income for the period. The fee waiver will continue through April 30, 2021. The Adviser may extend the fee waiver for a subsequent one-year term, and thereafter, the fee waiver will automatically renew for additional subsequent one-year terms unless the Board of Trustees approves the elimination of the fee waiver. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, the Fixed Account and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated. Neither transfer fees nor Premium tax charges are reflected in the examples. The example also assumes that your investment has a 5% annual return on assets each year.

The following example includes maximum Fund fees and expenses and the cost if you select the optional Earnings Protection Benefit, the 2% Contract Enhancement, the most expensive Optional Death Benefit Endorsement, and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,203	$2,978	$4,561	$7,847
If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,203	$2,978	$4,561	$7,847
If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$1,003	$2,853	$4,511	$7,847

The example does not represent past or future expenses. Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitutes the condensed financial information. Information about the values of Accumulation Units for a base Contract (with no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements can be found in Appendix G. Information about the values of all remaining Accumulation Units can be found in the Statement of Additional Information. The value of an Accumulation Unit is determined on the basis of the per share value of an underlying Fund less applicable Separate Account charges, including any optional endorsement charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of Accumulation Units. Information about the Separate Account charges and charges for optional endorsements can be found in the “Periodic Expenses” tables above.

The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information. The financial statements of the Separate Account include information about all the Contracts offered through the Separate Account. The financial statements of Jackson that are included should be considered only as bearing upon the company’s ability to meet its contractual obligations under the Contracts. Jackson’s financial statements do not bear on the future investment experience of the assets held in the Separate Account. For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center. Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

Your Contract is a contract between you, the Owner, and us. Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit. Purchases under tax-qualified plans should be made for other than tax deferral reasons. Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract. We will not issue a Contract to someone older than age 90. Optional benefits may have different requirements, as noted. Your Contract Value may be allocated to our Fixed Account, our GMWB Fixed Account or to the Investment Divisions.

Your Contract, like all deferred annuity contracts, has two phases:

•	the accumulation phase, when you make Premium payments to us, and

•	the income phase, when we make income payments to you.

As the Owner, you can exercise all the rights under your Contract. You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form). We reserve the right to refuse an assignment, and an assignment may be a taxable event. Your ability to change ownership is limited on Contracts with one of the For Life GMWBs. Please contact our Annuity Service Center for help and more information.

The Contract is a flexible Premium variable and fixed deferred annuity and may be issued as either an individual or a group contract. Contracts issued in your state may provide different features and benefits than those described in this prospectus. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company. In those states where Contracts are issued as group contracts, references throughout the prospectus to “Contract(s)” shall also mean “certificate(s).”

JACKSON

We are a stock life insurance company organized under the laws of the state of Michigan in June 1961. Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. We are ultimately a wholly owned subsidiary of Prudential plc (London, England). Prudential plc is also the ultimate parent of PPM America, Inc. a sub-adviser for certain of the Funds. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. JNAM is located at 225 West Wacker Drive, Chicago, IL 60606.

We issue and administer the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Annuity Service Center for more information.

THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT

Contract Value allocated to the Fixed Account and/or the GMWB Fixed Account will be placed with other assets in our General Account. Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum death benefits and guaranteed minimum withdrawal benefits. The Fixed Account and the GMWB Fixed Account are not registered with the SEC, and the SEC does not review the information we provide to you about them. Disclosures regarding the Fixed Account and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Transfers out of the Fixed
Account and the GMWB Fixed Account are subject to contractual and administrative requirements. For more information, please see the application, check with the registered representative helping you to purchase the Contract, or contact us at our Annuity Service Center.

THE FIXED ACCOUNT

The Fixed Account offers a base interest rate that we established and will credit to the amounts allocated to the Fixed Account for a six-month period.

The base interest rate is subject to your Contract’s Fixed Account minimum interest rate, which will be 2% a year, credited daily, during the first ten Contract Years and 3% a year, credited daily, afterwards. Subject to these minimum requirements, we may declare different base interest rates at different times.

We require that Premium allocated to the Fixed Account (including any Contract Enhancement) be automatically transferred, on a monthly basis in equal installments, to your choice of Investment Divisions within six months of the allocation, so that at the end of the period, all amounts in the Fixed Account will have been transferred out. The installment amount will be determined based on the amount allocated to the Fixed Account and the credited interest rate. Charges, withdrawals and any additional transfers (which are permitted at any time) taken from the Fixed Account will shorten the length of time it takes to deplete the account balance. Automatic transfers will not count against the 25 free transfers in a Contract year.

Interest will continue to be credited daily on the account balance remaining in the Fixed Account as funds are automatically transferred into your choice of Investment Divisions. However, the effective yield over the six-month automatic transfer period will be less than the credited interest rate, as it will be applied to a declining balance in the Fixed Account.

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account. The GMWB Fixed Account is available only in conjunction with the purchase of the Jackson Select Protector GMWB. If you elect to purchase this GMWB, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas. Although these transfers may automatically be made from time to time between your Contract Value and the GMWB Fixed Account, you may not allocate additional monies to, or make transfers to or from, the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract’s provisions. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may not choose to transfer amounts to and from the GMWB Fixed Account. These automatic transfers will not count against the 25 free transfers in a Contract Year. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding Jackson Select Protector GMWB, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Endorsement (Jackson Select Protector GMWB)” beginning on page 72.

THE SEPARATE ACCOUNT

We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law. The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations. However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct. All of the income, gains and losses resulting from these assets (whether or not realized) are credited to or charged against the Contracts and not against any other Contracts we may issue.

The Separate Account is divided into Investment Divisions. We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 99 Investment Divisions, the Fixed Account and the GMWB Fixed Account at any one time. Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account and the GMWB Fixed Account. However, this is not guaranteed. It is possible for you to lose your Contract Value allocated to any of the Investment Divisions. If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

This prospectus describes the Investment Divisions that we currently offer under the Contract. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. Please contact your representative for a list of Investment Divisions currently available through your broker-dealer. Investment Divisions that are not available through your broker-dealer may be available through other broker-dealers, but to access them you may need to terminate your relationship with your broker-dealer and provide us with satisfactory evidence of termination. Please consider these potential limitations before purchasing the Contract.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds. Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds. You should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust for more information.

JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL iShares Tactical Growth Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Growth Allocation Fund
JNL/Franklin Templeton Growth Allocation Fund
JNL/JPMorgan Global Allocation Fund
JNL/Mellon Index 5 Fund
JNL/Goldman Sachs 4 Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL/Vanguard U.S. Stock Market Index Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Vanguard Growth ETF Allocation Fund

In addition to the Fund of Funds structure, certain of the Funds operate as feeder funds that invest in master funds. These Funds are identified in the following descriptions by the designation (“Feeder Fund”) following the name of the Fund. For more information about a Feeder Fund, you should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust.

Important information regarding the following closed Investment Divisions:
As of August 13, 2018 (the “Effective Date”), the Investment Division investing in the JNL/PPM America Small Cap Value Fund stopped accepting any additional allocations or transfers. As of June 24, 2019 (the “Effective Date”), the Investment Division investing in the JNL/Vanguard Small Company Growth Fund stopped accepting any additional allocations or transfers. These Investment Divisions are collectively referred to as the “Divisions.” If as of the applicable Effective Date you had an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep, and Rebalancing, and it includes an allocation to any of the Divisions, you can continue to include the Divisions under the program based on your then existing election until you revise or terminate the automatic program. Any change to the then existing automatic program is not permitted if you wish to continue to include an allocation to the Division under the program. The Divisions are not available for any new or revised allocation instructions under any automatic program. If you have allocation instructions for future Premium payments on file with us that include an allocation to any of the Divisions, you must choose a replacement Investment Division. If you have not chosen a replacement Investment Division and make a subsequent Premium payment, all such allocations to any of the Divisions prior to our receipt of new allocation instructions from you will be allocated to the JNL/WMC Government Money Market Investment Division. Your representative can assist you in subsequently reallocating the Contract Value in the JNL/WMC Government Money Market Investment Division to any other available investment option. If you have the Jackson Select Protector Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your allocation instructions for future Premium payments, described above. Therefore, when you change your allocation instructions for future Premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new allocation instructions, the automatic transfers will continue to be based on your existing instructions. Amounts invested in any of the Divisions as of the applicable Effective Date will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of any of the Divisions in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of any of the Divisions, you will not be able to transfer back in.

The names of the Funds that are or were previously available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust

JNL/American Funds Balanced Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through exclusive investment in Class 1 shares of the American Funds Insurance Series® - Asset Allocation FundSM (“Master Fund”). The Master Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Fund expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments and cash.

JNL/American Funds® Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Blue Chip Income and Growth FundSM (“Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion.

JNL/American Funds Capital Income Builder Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks to provide both a level of current income exceeding the average yield on U.S. stocks generally and to provide a growing stream of income over the years by investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Capital Income Builder FundSM (“Master Fund”), with a secondary objective to provide growth of capital. The Master Fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities).

JNL/American Funds Capital World Bond Fund (“Feeder Fund”) (formerly, JNL/American Funds Global Bond Fund)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company SM , investment adviser to the Master Fund )
Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® - Capital World Bond Fund SM (“Master Fund”). The Master Fund seeks to provide as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in bonds. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Global Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company, investment adviser to the Master Fund )
Seeks long-term growth of capital through exclusive investment in Class 1 shares of the American Funds Insurance Series ® - Global Growth Fund SM (the “Master Fund”). The Master Fund invests primarily in common stocks of companies around the world that have the potential for growth. As a fund that seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and foreign countries, including emerging market countries. Under normal market conditions, the Master Fund seeks to invest at least 30% of its net assets in issuers domiciled outside of the United States.

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Global Small Capitalization FundSM (“Master Fund”). The Master Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in growth-oriented common stocks and other equity-type securities of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company, investment adviser to the Master Fund )
Seeks growth of capital through exclusive investment in Class 1 shares of the American Funds Insurance Series ® - Growth Fund SM (the “Master Fund”). The Master Fund invests primarily in common stocks and seeks to invest in companies that the Master Fund’s investment adviser believes offers superior opportunities for growth of capital. The Master Fund may invest up to 25% of its assets in common stocks and other securities (including convertible and nonconvertible preferred stocks, bonds, and other debt securities) of issuers domiciled outside the U.S.

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Growth-Income FundSM (“Master Fund”). The Master Fund seeks to make the investment grow and provide income by investing primarily in common stocks or other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the investment adviser to the Master Fund believes demonstrate the potential for appreciation and/or dividends. The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - International FundSM (“Master Fund”). The Master Fund seeks to make the investment grow by investing primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that the investment adviser to the Master Fund believes have the potential for growth. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - New World Fund® (“Master Fund”). The Master Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL/Vanguard Capital Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and PRIMECAP Management Company, investment adviser to the Master Fund)
Seeks long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund Capital Growth Portfolio (“Master Fund”). The Master Fund invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Master Fund consists predominantly of large- and mid-capitalization stocks.

JNL/Vanguard Equity Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Wellington Management Company LLP and The Vanguard Group, Inc., investment advisers to the Master Fund)
Seeks to provide an above-average level of current income and reasonable long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund Equity Income Portfolio (“Master Fund”). The Master Fund invests mainly in common stocks of mid-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation.

JNL/Vanguard International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Ltd (Schroder Investment Management North America Inc. ( sub-adviser to the Master Fund ), investment advisers to the Master Fund )
Seeks to provide long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund International Portfolio (“Master Fund”). The Master Fund invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets in countries across developed and emerging markets. In selecting stocks, the Master Fund’s investment advisors evaluate foreign markets around the world and choose large-, mid-, and small-capitalization companies considered to have above-average growth potential.

JNL/Vanguard Small Company Growth Fund (“Feeder Fund”) (Please Note: The Investment Division investing in the JNL/Vanguard Small Company Growth Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and ArrowMark Colorado Holdings, LLC, and The Vanguard Group, Inc., investment advisers to the Master Fund)
Seeks to provide long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund Small Company Growth Portfolio (“Master Fund”). Under normal circumstances the Master Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) primarily in common stocks of small companies. These companies tend to be unseasoned but are considered by the Master Fund advisers to have superior growth potential. Also, these companies often provide little or no dividend income.

JNL Aggressive Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Investors Series Trust.
Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-30% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Conservative Allocation Fund
Jackson National Asset Management, LLC
Seeks the generation of income through investment in other funds (the “Underlying Funds”). The Fund allocates its assets to Class I shares of Underlying Funds that invest primarily in fixed-income and other income-oriented securities (including high-yield (“junk”) bonds) of issuers in the U.S. and foreign countries, including emerging markets.

JNL Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth and current income by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Investors Series Trust.
Under normal circumstances, the Fund allocates approximately 60%-90% of its assets to Underlying Funds that invest primarily in equity securities, 0%-40% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL iShares Tactical Growth Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in a diversified group of exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in underlying exchange-traded funds. Under normal market conditions, the Adviser allocates approximately 60% to 100% (with a target allocation of 80%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities, 0% to 40% (with a target allocation of 20%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed-income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) of the Fund’s assets to Underlying ETFs that invest primarily in alternative assets and strategies. The Adviser may also allocate the Fund’s assets to securities and derivative contracts to meet the Fund’s allocation targets.

JNL iShares Tactical Moderate Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)

Seeks long-term growth of capital through investment in exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of underlying exchange-traded funds. Under normal market conditions, the Adviser allocates approximately 20% to 60% (with a target allocation of 40%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities, 40% to 80% (with a target allocation of 60%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed-income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) of the Fund’s assets to Underlying ETFs that invest primarily in alternative assets and strategies. The Adviser may also allocate the Fund’s assets to securities and derivative contracts to meet the Fund’s allocation targets.

JNL iShares Tactical Moderate Growth Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in a diversified group of exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of underlying exchange-traded funds. Under normal market conditions, the Adviser allocates approximately 40% to 80% (with a target allocation of 60%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities, 20% to 60% (with a target allocation of 40%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed-income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) of the Fund’s assets to Underlying ETFs that invest primarily in alternative assets and strategies. The Adviser may also allocate the Fund’s assets to securities and derivative contracts to meet the Fund’s allocation targets.

JNL Moderate Allocation Fund
Jackson National Asset Management, LLC
Seeks a balance between the generation of income and the long-term growth of capital through investment in other funds (the “Underlying Funds”). The Fund allocates its assets to Class I shares of Underlying Funds that invest primarily in fixed-income and other income-oriented securities (including high-yield (“junk”) bonds) as well as dividend-paying equity securities of issuers in the U.S. and foreign countries, including emerging markets.

JNL Moderate Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth, and secondarily, current income by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Investors Series Trust.
Under normal circumstances, the Fund allocates approximately 40%-80% of its assets to Underlying Funds that invest primarily in equity securities, 20%-60% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Multi-Manager Alternative Fund
Jackson National Asset Management, LLC (and BlueBay Asset Management LLP (and sub-sub-adviser, BlueBay Asset Management USA LLC); DoubleLine Capital LP; First Pacific Advisors, LP; Lazard Asset Management, LLC; Loomis, Sayles & Company L.P.; Westchester Capital Management, LLC; Western Asset Management Company; and Boston Partners Global Investors, Inc.)
Seeks long term growth of capital by allocating among a variety of alternative strategies managed by unaffiliated investment managers who may implement the following principal investment strategies: equity long/short strategies, event driven and merger arbitrage strategies, relative value strategies and global macro strategies.

JNL Multi-Manager Emerging Markets Equity Fund (formerly, JNL/Lazard Emerging Markets Fund)
Jackson National Asset Management, LLC (and Kayne Anderson Rudnick Investment Management, LLC; T. Rowe Price Associates, Inc.; WCM Investment Management, LLC; and Wellington Management Company LLP)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of emerging market equity strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers.

JNL Multi-Manager Mid Cap Fund
Jackson National Asset Management, LLC (and Champlain Investment Partners, LLC; ClearBridge Investments, LLC; Nuance Investments, LLC; and Victory Capital Management, Inc.)

Seeks long-term total return by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of mid-capitalization growth and value strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Growth Fund
Jackson National Asset Management, LLC (and Granahan Investment Management, Inc.; Kayne Anderson Rudnick Investment Management, LLC; Victory Capital Management Inc.; and WCM Investment Management, LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of small cap growth strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Value Fund
Jackson National Asset Management, LLC (and Congress Asset Management, LLP; Cooke & Bieler L.P.; WCM Investment Management, LLC; and Reinhart Partners, Inc.)
Seeks long-term total return by investing, under normal market conditions, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of small cap value strategies managed by five unaffiliated investment managers.

JNL/American Funds Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth with a secondary emphasis on current income by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of either the American Funds Insurance Series® (“AFIS”) or the American Funds R6 mutual fund share class. Not all Funds of the American Funds are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 60%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-40% of its assets to Underlying Funds that invest primarily in fixed-income securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL/American Funds Moderate Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks a balance between current income and growth of capital by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of either the American Funds Insurance Series® (“AFIS”) or the American Funds R6 mutual fund share class. Not all Funds of the American Funds are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 40%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-60% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/AQR Large Cap Defensive Style Fund
Jackson National Asset Management, LLC (and AQR Capital Management, LLC)
Seeks total return, which consists of capital appreciation and income, by pursuing a “defensive” investment style, seeking to provide downside protection with upside potential through active stock selection, risk management, and diversification. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in “Equity Instruments” of large-capitalization issuers. The Fund can invest in companies of any size and may invest in small- and mid-cap companies from time to time in the discretion of the Sub-Adviser.

JNL/AQR Large Cap Relaxed Constraint Equity Fund
Jackson National Asset Management, LLC (and AQR Capital Management, LLC)
Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciate in excess of the MSCI USA Index. The Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities or equity related instruments of large-capitalization companies, which the sub-adviser generally considers to be those companies with market capitalizations within the range of the Index at the time of purchase.

JNL/BlackRock Advantage International Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks to provide long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in non-U.S. equity securities and equity-like instruments of companies that are components of the companies included in the MSCI EAFE ® Index and derivatives that are tied economically to securities of the Index. The Fund primarily seeks to buy common stock and may also invest in preferred stock and convertible securities.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world. Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

JNL/BlackRock Global Natural Resources Fund
Jackson National Asset Management, LLC (and BlackRock International Limited)
Seeks long-term capital growth by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The Fund may invest in securities of issuers with any market capitalization. There are no geographic limits on the Fund’s investments.

JNL/BlackRock Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $2.0 billion at the time of investment. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/Boston Partners Global Long Short Equity Fund
Jackson National Asset Management, LLC (and Boston Partners Global Investors, Inc.)
Seeks long-term growth of capital by investing in stocks identified by the Sub-Adviser as undervalued and takes short positions in stocks that the Sub-Adviser has identified as overvalued. The Fund will invest, both long and short, primarily in equity securities issued by U.S. and non-U.S. companies of any market capitalization size.

JNL/Causeway International Value Select Fund
Jackson National Asset Management, LLC (and Causeway Capital Management LLC)
Seeks long-term growth of capital income and income by investing, under normal circumstances, in common stocks of companies located in developed countries outside the U.S. The Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in stocks of companies located in a number of foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares.

JNL/ClearBridge Large Cap Growth Fund
Jackson National Asset Management, LLC (and ClearBridge Investments, LLC)
Seeks long-term capital growth by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities or other equity investments with similar economic characteristics of U.S. companies with large market capitalizations.

JNL/DFA Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks total return consisting of capital appreciation and current income by investing in shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are part of DFA Investment Dimensions Group, Inc., Dimensional Investment Group Inc., as well as Class I shares of JNL/DFA International Core Equity Fund. To achieve its investment objective, the Fund allocates its assets to Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed-income Underlying Funds to achieve an allocation of approximately 60% to 100% (with a target allocation of approximately 80%) of the Fund’s assets to domestic and international equity Underlying Funds and 0% to 40% (with a target allocation of approximately 20%) of its assets to fixed-income Underlying Funds.

JNL/DFA International Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)
Seeks to achieve long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in non-U.S. equity securities and/or investments that provide exposure to non-U.S. securities. The Fund purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small-capitalization, value, and high-profitability companies as compared to their representation in the International Universe.

JNL/DFA Moderate Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks total return consisting of capital appreciation and current income by investing in shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are part of DFA Investment Dimensions Group, Inc., Dimensional Investment Group Inc., as well as Class I shares of JNL/DFA International Core Equity Fund. To achieve its investment objective, the Fund allocates its assets to Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed-income Underlying Funds to achieve an allocation of approximately 40% to 80% (with a target allocation of approximately 60%) of the Fund’s assets to domestic and international equity Underlying Funds and 20% to 60% (with a target allocation of approximately 40%) of its assets to fixed-income Underlying Funds.

JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities of U.S. companies. The Fund purchases a broad and diverse group of common stocks of U.S. companies with a greater emphasis on small capitalization, value and high profitability companies as compared to their representation in the U.S. universe, as defined by the Sub-Adviser. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.

JNL/DFA U.S. Small Cap Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)
Seeks long-term capital appreciation by using a market capitalization weighted approach, purchasing a broad and diverse group of the common stocks of U.S. small-capitalization companies. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities of U.S. small-cap companies.

JNL/DoubleLine® Core Fixed Income Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks to maximize current income and total return by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/DoubleLine® Emerging Markets Fixed Income Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks high total return from current income and capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in fixed-income instruments with exposure to emerging markets countries. These fixed-income instruments include but are not limited to securities issued or guaranteed by companies (including foreign hybrid securities), financial institutions and government entities in emerging market countries and other securities bearing fixed or variable interest rates of any or no maturity.

JNL/DoubleLine® Shiller Enhanced CAPE® Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks total return (capital appreciation and current income) which exceeds the total return in excess of the Shiller Barclays CAPE ® US Sector TR USD Index. The Fund will seek to use derivatives, or a combination of derivatives and direct investments to provide a return that tracks closely the performance of the Index. The Fund will also invest in a portfolio of debt securities to provide additional long-term total return.

JNL/DoubleLine ® Total Return Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks to maximize total return by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in bonds. Bonds include bonds, debt securities, and other fixed income instruments issued by governmental or private-sector entities.

JNL/Fidelity Institutional Asset Management® Total Bond Fund
Jackson National Asset Management, LLC (and FIAM LLC)
Seeks a high level of current income by investing under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in debt securities of all types and repurchase agreements for those securities. The Fund may invest up to 20% of its assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as “high yield debt securities” or “junk bonds”).

JNL/First State Global Infrastructure Fund
Jackson National Asset Management, LLC (and Colonial First State Asset Management (Australia) Limited)
Seeks total return through growth of capital and inflation-protected income by investing, under normal market conditions, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in publicly traded equity securities of infrastructure companies. The Fund will typically invest in U.S. and non-U.S. (foreign markets), which may include developing and emerging market countries.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains. Under normal market conditions the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related issuers, or corporate issuers worldwide. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. The Fund’s assets will be invested in issuers located in at least three countries (including the U.S.).

JNL/Franklin Templeton Growth Allocation Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc. and sub-sub-advisers: Franklin Templeton Institutional, LLC and Templeton Global Advisors Limited)
Seeks long-term total return that is consistent with an acceptable level of risk by investing in a broad range of equity, fixed income, and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging and less developed countries. Under normal market conditions, the Sub-Adviser uses a flexible allocation approach when allocating the Fund’s assets among the broad asset classes of equity and fixed-income investments.

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities. The equity securities in which the Fund invests consist primarily of common stock. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage-backed securities and other asset-backed securities, debentures, and shorter term instruments. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.

JNL/Franklin Templeton International Small Cap Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC and Templeton Investment Counsel, LLC)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in investments of smaller companies, located outside of the U.S., including those of emerging or developing markets. For this Fund, smaller companies are defined as those that, at the time of purchase of the investment, have market capitalizations that do not exceed the greater of (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index or the All Country World ex US (ACWIxUS) Small Cap Index.

JNL/Goldman Sachs 4 Fund (formerly, JNL/S&P 4 Fund)
Jackson National Asset Management, LLC
Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the Class I shares of the following four Underlying Funds on a specific date each year:

➢	25% in JNL/Goldman Sachs Competitive Advantage Fund;

➢	25% in JNL/Goldman Sachs Dividend Income & Growth Fund;

➢	25% in JNL/Goldman Sachs Intrinsic Value Fund; and

➢	25% in JNL/Goldman Sachs Total Yield Fund.

JNL/Goldman Sachs Competitive Advantage Fund (formerly, JNL/S&P Competitive Advantage Fund)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and Mellon Investments Corporation)
Seeks capital appreciation by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations.

JNL/Goldman Sachs Dividend Income & Growth Fund (formerly, JNL/S&P Dividend Income & Growth Fund)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and Mellon Investments Corporation)
Seeks primarily capital appreciation with secondary focus on current income by investing in the stock of 33 to 99 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500 ® Index that have attractive dividend yields and strong capital structures as determined by Goldman Sachs Asset Management, L.P.

JNL/Goldman Sachs International 5 Fund (formerly, JNL/S&P International 5 Fund)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and Mellon Investments Corporation)
Seeks capital appreciation by investing in the common stock of foreign companies that are identified by a model strategy comprised of five underlying strategies. The Fund allocates all of its net assets in the following strategies:

➢	S&P Asia Pac Ex Japan Strategy

➢	S&P Canada Strategy

➢	S&P Europe Strategy

➢	S&P Japan Strategy

➢	S&P Middle East Strategy

JNL/Goldman Sachs Intrinsic Value Fund (formerly, JNL/S&P Intrinsic Value Fund)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and Mellon Investments Corporation)
Seeks capital appreciation by investing in the stock of 30 to 90 distinct companies (generally ranging from 45 to 60 distinct companies) included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.

JNL/Goldman Sachs Managed Aggressive Growth Fund (formerly, JNL/S&P Managed Aggressive Growth Fund)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)
Seeks capital growth by investing in Class I Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Investors Series Trust.
Under normal circumstances, the Fund allocates up to 80%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-20% to Underlying Funds that invest primarily in fixed-income securities and 0%-10% to Underlying Funds that invest primarily in money market securities.

JNL/Goldman Sachs Managed Conservative Fund (formerly, JNL/S&P Managed Conservative Fund)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)
Seeks current income, with capital growth as a secondary objective, by investing in Class I Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Investors Series Trust.
Under normal circumstances, the Fund allocates approximately 10%-30% of its assets to Underlying Funds that invest primarily in equity securities, 70%-90% to Underlying Funds that invest primarily in fixed-income securities and 0%-30% to Underlying Funds that invest primarily in money market securities.

JNL/Goldman Sachs Managed Growth Fund (formerly, JNL/S&P Managed Growth Fund)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)
Seeks capital growth, with current income as a secondary objective, by investing in Class I Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Investors Series Trust.
Under normal circumstances, the Fund allocates approximately 70%-90% of its assets to Underlying Funds that invest primarily in equity securities, 10%-30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities.

JNL/Goldman Sachs Managed Moderate Fund (formerly, JNL/S&P Managed Moderate Fund)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)
Seeks current income and capital growth by investing in Class I Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Investors Series Trust.
Under normal circumstances, the Fund allocates approximately 30%-50% of its assets to Underlying Funds that invest primarily in equity securities, 50%-70% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market securities.

JNL/Goldman Sachs Managed Moderate Growth Fund (formerly, JNL/S&P Managed Moderate Growth Fund)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)
Seeks capital growth and current income by investing in Class I Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust and the JNL Investors Series Trust.
Under normal circumstances, the Fund allocates approximately 50%-70% of its assets to Underlying Funds that invest primarily in equity securities, 30%-50% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% to Underlying Funds that invest primarily in money market securities.

JNL/Goldman Sachs Total Yield Fund (formerly, JNL/S&P Total Yield Fund)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and Mellon Investments Corporation)
Seeks capital appreciation by investing in the stock of 30 to 90 distinct companies (generally ranging from 40 to 65 distinct companies) included in the S&P 500 ® Index that generate positive cash flow and have a strong track record, as determined by Goldman Sachs Asset Management, L.P. of returning cash to investors, such as through dividends, share repurchases or debt retirement.

JNL/GQG Emerging Markets Equity Fund
Jackson National Asset Management, LLC (and GQG Partners, LLC)
Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes), in equity securities of emerging market companies.

JNL/Harris Oakmark Global Equity Fund
Jackson National Asset Management, LLC (and Harris Associates L.P.)
Seeks capital appreciation by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries.

JNL/Heitman U.S. Focused Real Estate Fund
Jackson National Asset Management, LLC (and Heitman Real Estate Securities LLC)
Seeks to achieve long-term total return by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities issued by real estate companies operating in the United States, including real estate investment trusts (“REITs”). The Fund’s investments in equity securities may include common stocks, preferred stocks, and securities offered in initial public offerings (“IPOs”). The Fund may invest in these equity securities directly or indirectly through investments in other investment companies, including exchange-traded funds (“ETFs”). The Fund defines a real estate company as any company that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate.

JNL/Invesco Diversified Dividend Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital and, secondarily, current income by investing primarily in dividend-paying equity securities. The principal type of equity security in which the Fund invests is common stock.

JNL/Invesco Global Growth Fund (formerly, JNL/Oppenheimer Global Growth Fund)
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid-capitalization and large-capitalization companies.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Limited)
Seeks high total return by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities of real estate and real estate-related companies, including real estate investment trusts and in derivatives and other instruments that have economic characteristics similar to such securities. The companies will be located in at least three different countries, including the U.S.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries in the developed markets of Western Europe and the Pacific Basin. The Fund may also invest no more than 30% in emerging markets securities.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities of small-capitalization companies. The Fund invests primarily in equity securities, the principal type of equity security in which the Fund invests is common stock. The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/JPMorgan Global Allocation Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc. and Ivy Investment Management Company)
Seeks to maximize long-term total return by allocating among strategies managed by unaffiliated investment managers, Ivy Investment Management Company and J.P. Morgan Investment Management Inc.. The Fund has significant flexibility to invest in a broad range of equity, fixed income, and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging.

JNL/JPMorgan Growth & Income Fund (formerly, JNL/Franklin Templeton Mutual Shares Fund)
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks capital growth over the long-term and to earn income from dividends by investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in common stocks. The securities held by the Fund will predominantly be of companies with market capitalizations similar to those within the universe of the MSCI USA Value Index.

JNL/JPMorgan Hedged Equity Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities. The Fund uses an “enhanced index” strategy to invest in these equity securities, which primarily consist of common stocks of medium to large capitalization U.S. companies. The Fund will also systematically purchase and sell exchange-traded put options and sell exchange-traded call options, employing an options overlay known as a “put/spread collar” strategy. The options may be based on the Index or on exchange-traded funds (“ETFs”) that replicate the Index (“S&P 500 ETFs”).

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. The Fund may also invest up to 20% of its total assets in all types of foreign securities.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in U.S. Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, and repurchase agreements related to the principal investments. The Fund may also invest in high-quality corporate debt securities.

JNL/Lazard International Strategic Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)
Seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in countries represented by the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index that Lazard Asset Management LLC, the Fund’s sub-adviser, believes are undervalued based on their earnings, cash flow or asset values.

JNL/Loomis Sayles Global Growth Fund
Jackson National Asset Management, LLC (and Loomis, Sayles & Company, L.P.)
Seeks long-term growth of capital by investing primarily in equity securities, including common stocks and depositary receipts. The Fund will invest in securities that provide exposure to no fewer than three countries, which will include the U.S. In addition, the Fund will invest at least 40% of its assets in securities of companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges, or companies that have been formed under the laws of non-U.S. countries.

JNL/Lord Abbett Short Duration Income Fund
Jackson National Asset Management, LLC (and Lord, Abbett & Co. LLC)
Seeks a high level of income consistent with preservation of capital by investing primarily in various types of short-duration debt (or fixed-income) securities. Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in investment-grade debt securities of various types.

JNL/Mellon Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in fixed-income securities. The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Mellon Communication Services Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Communication Services Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Consumer Discretionary Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the MSCI USA IMI Consumer Discretionary Index.

JNL/Mellon Consumer Staples Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Consumer Staples Index in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the consumer staples sector to the extent such industries are represented in the Index.

JNL/Mellon Dow SM Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through a combination of capital appreciation and dividend income by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the thirty securities which comprise the Dow Jones Industrial Average (“DJIA”), with the weight of each security in the Fund substantially corresponding to the weight of such security in the DJIA.

JNL/Mellon Emerging Markets Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in stocks included in the MSCI Emerging Markets Index, including depositary receipts representing securities of the Index.

JNL/Mellon Energy Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Energy Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Equity Income Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return (consisting of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities. The Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income, including covered call strategies.

JNL/Mellon Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the MSCI USA IMI Financials Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the MSCI USA IMI Health Care Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Index 5 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by investing in Class I shares of the following Underlying Funds:

➢	20% in the JNL/Mellon S&P 500 Index Fund;

➢	20% in the JNL/Mellon S&P 400 MidCap Index Fund;

➢	20% in the JNL/Mellon Small Cap Index Fund;

➢	20% in the JNL/Mellon International Index Fund; and

➢	20% in the JNL/Mellon Bond Index Fund.

JNL/Mellon Industrials Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Industrials Index in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the industrials sector to the extent such industries are represented in the Index.

JNL/Mellon Information Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Information Technology Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon International Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of the MSCI Europe Australasia Far East (“MSCI EAFE”) Index. The Fund invests in international equity securities attempting to match the characteristics of each country within the Index. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Index or derivative securities economically related to the Index in order to provide long-term capital growth.

JNL/Mellon Materials Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Materials Index in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the materials sector to the extent such industries are represented in the Index.

JNL/Mellon MSCI KLD 400 Social Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the investment results of the MSCI KLD 400 Social Index, which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance characteristics.

JNL/Mellon MSCI World Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of the MSCI World Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to track the characteristics of each country within the Index. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI World Index or derivative securities economically related to the MSCI World Index.

JNL/Mellon Nasdaq ® 100 Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return by investing in the securities which comprise the NASDAQ 100 Index ® . The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Real Estate Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)

Seeks total return through capital appreciation and dividend income. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Real Estate Index in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the real estate sector to the extent such industries are represented in the Index.

JNL/Mellon S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of the S&P MidCap 400 Index. The Fund invests in equity securities of medium capitalization-weighted domestic corporations. Under normal circumstances the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index in order to provide long-term capital growth.

JNL/Mellon S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of the S&P 500 ® Index. The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the Index in order to provide long-term capital growth.

JNL/Mellon Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of the S&P SmallCap 600 Index and provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies. The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Utilities Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Utilities Index in proportion to their market capitalization weighting in the Index.

JNL/MFS Mid Cap Value Fund
Jackson National Asset Management, LLC (and Massachusetts Financial Services Company d/b/a MFS Investment Management)
Seeks capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in issuers with medium market capitalizations. The Fund normally invests its assets primarily in equity securities. Equity securities include common stocks, equity interests in real estate investment trusts (“REITs”), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

JNL/Morningstar Wide Moat Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to provide total return by tracking the performance, net of expenses, of the Morningstar ® Wide Moat Focus Index SM . The Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Investment Advisers LLC)
Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/PIMCO Income Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing, under normal circumstances, at least 65% of its total assets in a multi-sector portfolio of Fixed-Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

JNL/PIMCO Investment Grade Credit Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of investment grade fixed-income securities of varying maturities, which may be represented by forwards, repurchase agreements, reverse repurchase agreements or loan participations and assignments or derivatives such as options, futures contracts or swap agreements.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of fixed-income instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PPM America Floating Rate Income Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to provide a high level of current income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in income-producing floating rate instruments, including floating rate loans, floating rate notes, other floating rate debt securities, structured products, (including, commercial mortgage-backed securities, asset-backed securities, and collateralized loan obligations which are debt securities typically issued by special purpose vehicles and secured by loans), and repurchase agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in (net assets plus the amount of any borrowings made for investment purposes) high-yield, high-risk debt securities (“junk bonds”) and related investments that are rated below investment grade (i.e., rated below BBB- or Baa3) by at least major credit rating agency, or, if not rated by any credit rating agency, determined to be below investment-grade quality. The Fund may also invest 35% of its total assets in securities of foreign issuers. To the extent that the Fund invests in emerging market debt rated below BBB- or Baa3 by at least major credit rating agency, or, if not rated by any credit rating agency, determined to be below investment-grade quality, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Small Cap Value Fund (Please Note: The Investment Division investing in the JNL/PPM America Small Cap Value Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company’s securities.

JNL/PPM America Total Return Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The Fund may also invest in derivative instruments.

JNL/RAFI® Fundamental Asia Developed Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of the RAFI ® Fundamental Asia Developed Index by investing under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities of the Index. The Fund may invest the remainder of its assets in cash, securities, and instruments that are not component securities but which the Sub-Adviser believes will help the Fund track its Index.

JNL/RAFI® Fundamental Europe Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of the RAFI ® Fundamental Europe Index by investing under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities of the Index. The Fund may invest the remainder of its assets in cash, securities, and instruments that are not component securities but which the Sub-Adviser believes will help the Fund track its Index.

JNL/RAFI® Fundamental U.S. Small Cap Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of the RAFI ® Fundamental U.S. Small Company Index by investing under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities of the Index. The Fund may invest the remainder of its assets in cash, securities, and instruments that are not component securities but which the Sub-Adviser believes will help the Fund track its Index.

JNL/RAFI® Multi-Factor U.S. Equity Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of the RAFI ® Multi-Factor U.S. Index by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities of the Index. The Fund may invest the remainder of its assets in cash, securities, and instruments that are not component securities but which the Sub-Adviser believes will help the Fund track its Index.

JNL/T. Rowe Price Balanced Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities by investing approximately 65% of its total assets in common stocks and 35% in fixed income securities. The Fund will invest at least 25% of its total assets in fixed income senior securities and may invest up to 35% of its total assets in foreign securities. The Fund has significant flexibility to invest in a broad range of equity, fixed income, and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging.

JNL/T. Rowe Price Capital Appreciation Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing primarily in common stocks. The Fund may also hold fixed income and other securities to help preserve principal value. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 50% of its total assets in common stocks. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and foreign securities, in keeping with the Fund’s objective. The Fund has significant flexibility to invest in a broad range of equity and fixed income securities. The Fund may invest up to 25% of its total assets in foreign securities.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term growth of capital by investing generally in common stocks of large-capitalization companies. The Sub-Adviser generally seeks investments in stocks of large-capitalization companies, which the Sub-Adviser defines as a company whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, and that has one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc. and Mellon Investments Corporation)
Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the Sub-Adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities, including securities in emerging markets. Normally, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in bonds. The Fund will only purchase securities that are rated within one of the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the Sub-Adviser.

JNL/T. Rowe Price U.S. High Yield Fund (formerly, JNL/Crescent High Income Fund)
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks total return, with a secondary objective of current income by investing at least 80% of its net assets (including any borrowings for investment purposes) in U.S. high yield instruments (commonly referred to as “junk” bonds), which are debt instruments that are, at the time of purchase, rated below investment grade by a credit rating agency, or, if not rated by any major credit rating agency, deemed to be below investment grade by the Sub-Adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued. Stock holdings are expected to consist primarily of large-company stocks, but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities, including securities that are economically tied to emerging markets. Income is a secondary objective.

JNL/Vanguard Global Bond Market Index Fund
Jackson National Asset Management, LLC
Seeks a balance between current income and growth of capital by investing in shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the Vanguard Sector Bond Index Funds, Vanguard Bond Index Funds, and Vanguard Total International Bond Index Fund.

JNL/Vanguard Growth ETF Allocation Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of Underlying ETFs. Under normal market conditions, the Adviser allocates approximately 70% to 90% (with a target allocation of 80%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities and 10% to 30% (with a target allocation of 20%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

JNL/Vanguard International Stock Market Index Fund
Jackson National Asset Management, LLC
Seeks long-term capital appreciation by investing in shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the Vanguard FTSE All-World ex-US Index Fund, FTSE All-World ex-US Small-Cap Index Fund, Vanguard International Stock Index Funds, Vanguard Developed Markets Index Fund and Vanguard Total International Stock Index Fund.

JNL/Vanguard Moderate ETF Allocation Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of Underlying ETFs. Under normal market conditions, the Adviser allocates approximately 30% to 50% (with a target allocation of 40%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities and 50% to 70% (with a target allocation of 60%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

JNL/Vanguard Moderate Growth ETF Allocation Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of Underlying ETFs. Under normal market conditions, the Adviser allocates approximately 50% to 70% (with a target allocation of 60%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities and 30% to 50% (with a target allocation of 40%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

JNL/Vanguard U.S. Stock Market Index Fund
Jackson National Asset Management, LLC
Seeks long-term capital appreciation by investing in Institutional Class shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the Vanguard U.S. Stock Index Large-Capitalization Funds, the Vanguard U.S. Stock Index Small-Capitalization Funds and Vanguard U.S. Stock Index Mid-Capitalization Funds.

JNL/WCM Focused International Equity Fund
Jackson National Asset Management, LLC (and WCM Investment Management, LLC)
Seeks long-term capital appreciation by investing primarily in companies outside the United States. The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities. The Fund invests primarily in equity securities or depositary receipts of non-U.S. domiciled companies located in developed countries, but may also invest in emerging markets and less developed countries.

JNL/Westchester Capital Event Driven Fund
Jackson National Asset Management, LLC (and Westchester Capital Management, LLC)
Seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. The Fund primarily employs investment strategies designed to capture price movements generated by specific events including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stocks and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including investment-grade corporate bonds, U.S. Treasury and government agency bonds, mortgage-backed securities, asset-backed securities, and commercial-backed securities. Cash and cash equivalents are included in the fixed income fund weighting.

JNL/WMC Government Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in, under normal circumstances, at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities).

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $10 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund’s investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar Funds will be comparable even though the Funds have the same investment sub-advisers. The Funds described are available only through variable annuity contracts issued by Jackson. They are NOT offered or made available to the general public directly.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

You should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust carefully before investing. The summary prospectuses for the Funds are attached to this prospectus. The summary prospectuses for the Funds and the prospectus for the JNL Series Trust may also be obtained at no charge by calling 1-800-644-4565 (Annuity Service Center), by writing P.O. Box 24068, Lansing, Michigan 48909-4068, or by visiting www.jackson.com. Additional Funds and Investment Divisions may be available in the future.

Voting Privileges. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund. We will vote all the shares we own in proportion to those instructions from Owners. An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account. We will not do this without any required approval of the SEC. We will give you notice of any substitution.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are deducted proportionally from your Contract Value. Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you elected to add that optional endorsement to your Contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased, except as also described. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charges. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for Mortality and Expense Risk Charges. On an annual basis, this charge equals 1.60% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account or the GMWB Fixed Account.

This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract. Our mortality risks under the Contracts arise from our obligations and include:

•	to make income payments for the life of the Annuitant during the income phase; and

•	to provide a basic death benefit prior to the Income Date.

Our expense risks under the Contracts include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charge.

If your Contract Value were ever to become insufficient to pay this charge, your Contract would terminate without value.

Annual Contract Maintenance Charge. During the accumulation phase, we deduct a $50 annual contract maintenance charge on the Contract Anniversary of the Issue Date. We will also deduct the annual contract maintenance charge if you make a total withdrawal. This charge is for administrative expenses. The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and is taken from the Investment Divisions, the Fixed Account and the GMWB Fixed Account based on the proportion their respective values bear to the Contract Value. We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account or the GMWB Fixed Account. This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

Transfer Charge. You must pay $25 for each transfer in excess of 25 in a Contract Year. For this purpose, all transfers that are processed on the same Business Day will be considered as one transfer. This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division. We waive the transfer charge in connection with Dollar Cost Averaging, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

Earnings Protection Benefit (“EarningsMax”) Charge. If you select the Earnings Protection Benefit endorsement, you may pay us a charge that equals 0.30% (for a maximum of 0.45%) on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. The charge on the currently offered Contracts may be less. Please check with your representative to learn about the current level of the charge and its availability in your state. This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years or younger), even though the benefit is not payable. If your spouse elects to continue the Contract under the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 151), the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease. We stop deducting this charge on the date you annuitize.

Contract Enhancement Charge.

PLEASE NOTE: EFFECTIVE OCTOBER 15, 2012, THIS ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

A 2% Contract Enhancement is available to select for a charge that equals 0.395% on an annual basis for a period of five Contract Years. This charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions. This charge will also be assessed against any amounts allocated to the Fixed Account and the GMWB Fixed Account by reducing the base interest rate by the applicable charge percentage, but never below the minimum guaranteed interest rate (assuming no withdrawals). (For more information about the Fixed Account and the GMWB Fixed Account, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 15.)

Due to the Contract Enhancement charges listed above, it is possible that upon surrender, you will receive less money back than if you had not elected the Contract Enhancement.

Contract Enhancement Recapture Charge.

PLEASE NOTE: EFFECTIVE OCTOBER 15, 2012, THIS ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select the optional 2% Contract Enhancement and make a partial or total withdrawal from your Contract in the first five Contract Years after a Premium is received, you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancement that we credited to your Contract based on your Premiums. The recapture charge is applied to withdrawals when:

•	the Contract is returned during the free look period;

•	withdrawals exceed the required minimum distribution of the Internal Revenue Code (the entire withdrawal will be assessed the applicable recapture charge);

•	there is a total withdrawal;

•	there is a total withdrawal due to annuitizing the Contract and the corresponding Income Date is within the recapture charge schedule (see Example 3 in Appendix B).

The percentage amount of the recapture charge depends upon (i) the corresponding declining amount of the Contract Enhancement based on the Contract Year when the Premium payment being withdrawn was received and (ii) when the charge is imposed based on the Completed Years since the receipt of the related Premium. The percentage amounts of the recapture charges are as follows (please see the examples in Appendix B showing how these recapture charges are applied to withdrawals):

Contract Enhancement Recapture Charge (as a percentage of the corresponding Premium payment withdrawn if the optional Contract Enhancement is selected)

2% Contract Enhancement

	Contract Year Premium is Received
Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7+
0-1	2%	2%	1.25%	1.25%	0.50%	0%	0%	0%
1-2	2%	1.25%	1.25%	0.50%	0%	0%	0%	0%
2-3	1.25%	1.25%	0.50%	0%	0%	0%	0%	0%
3-4	1.25%	0.50%	0%	0%	0%	0%	0%	0%
4-5	0.50%	0%	0%	0%	0%	0%	0%	0%
5-6	0%	0%	0%	0%	0%	0%	0%	0%
6-7	0%	0%	0%	0%	0%	0%	0%	0%
7+	0%	0%	0%	0%	0%	0%	0%	0%
If you return your Contract during the free look period, the entire amount of any Contract Enhancement will be recaptured.

The recapture charge percentage will be applied to the corresponding Premium reflected in the amount withdrawn or to the corresponding Premium reflected in the amount applied to income payments. (Please see the examples in Appendix B). The amount recaptured will be taken from the Investment Divisions and the Fixed Account (and the GMWB Fixed Account, if applicable) in the proportion their respective values bear to the Contract Value. The dollar amount recaptured from the corresponding Premium will never exceed the dollar amount of the Contract Enhancement added to the Contract with respect to that Premium payment. Recapture charges will be applied upon electing to receive income payments if the corresponding Income Date is within the recapture charge schedule, (see Example 3 in Appendix B).

We expect to make a profit on the recapture charge, and examples in Appendix B may assist you in understanding how the recapture charge works. However, we do not assess the recapture charge on any amounts paid out as:

•	death benefits; or

•
withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge).

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 61.

Annual Charge	Maximum		Current
	1.20%	(WA Only) 1.20%	0.60%	(WA Only) 0.60%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued (subject to availability); or upon election of a step-up – subject to the applicable maximum charge.

The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 61. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 66.

Annual Charge	Maximum		Current
	1.70%	(WA Only) 1.74%	0.85%	(WA Only) 0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability) – subject to the maximum annual charge.

We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge. In this case, if the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary or Contract Quarterly Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. You may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary or Contract Quarterly Anniversary.

We stop deducting this charge on the earlier of the date that the GMWB is terminated, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5%

Guaranteed Minimum Withdrawal Benefit with Annual Step-Up (AutoGuard 5)” beginning on page 66. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 69.

Annual Charge	Maximum		Current
	2.00%	(WA Only) 2.04%	1.00%	(WA Only) 1.02%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability) – subject to the maximum annual charge.

We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge. In this case, if the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary or Contract Quarterly Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary or Contract Quarterly Anniversary.

We stop deducting this charge on the earlier of the date that the GMWB is terminated, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up (AutoGuard 6)” beginning on page 69. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (“Jackson Select Protector GMWB”) Charge.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (Jackson Select Protector GMWB)” beginning on page 72.

Annual Charge	Maximum		Current
	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB’s Transfer of Assets provision. For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 78.

Quarterly charges are deducted from your allocations to the Investment Divisions, the Fixed Account Options and the GMWB Fixed Account in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Such election must be received in Good Order prior to the Contract Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier of the date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 81. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and upon automatic step-up on or after the second Contract Anniversary, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets” beginning on page 72. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see table below). For more information about the GWB and the different GAWA% tables, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 82.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

Annual Charge	Maximum		Current
With Income Stream Level 1 GAWA% Table	1.70%	(MO and WA Only) 1.74%	0.85%	(MO and WA Only) 0.87%
With Income Stream Level 2 GAWA% Table	1.90%	1.92%	0.95%	0.96%
With Income Stream Level 3 GAWA% Table	2.10%	2.10%	1.05%	1.05%
With Income Stream Level 4 GAWA% Table	2.50%	2.52%	1.25%	1.26%
With Income Stream Level 5 GAWA% Table	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix F for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix F for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary for endorsements issued before April 30, 2012), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 92. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 82. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see table below). For more information about the GWB and the different GAWA% tables, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 94.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

Annual Charge	Maximum		Current
With Income Stream Level 1 GAWA% Table	2.30%	(MO and WA Only) 2.34%	1.15%	(MO and WA Only) 1.17%
With Income Stream Level 2 GAWA% Table	2.70%	2.70%	1.35%	1.35%
With Income Stream Level 3 GAWA% Table	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix F for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix F for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary (fifth Contract Anniversary for endorsements issued before April 30, 2012), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 105. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 94. Also see “Guaranteed Minimum Withdrawal Benefit Important Special

Considerations” beginning on page 59 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see tables below). For more information about the GWB and the different GAWA% tables, please see “LifeGuard Freedom Flex GMWB” beginning on page 109.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

LifeGuard Freedom Flex GMWB With Income Stream Level 1 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.20%	(MO and WA Only) 1.20%	0.60%	(MO and WA Only) 0.60%
6% Bonus and Annual Step-Up	1.40%	1.44%	0.70%	0.72%
7% Bonus and Annual Step-Up	1.70%	1.74%	0.85%	0.87%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 2 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.40%	(MO and WA Only) 1.44%	0.70%	(MO and WA Only) 0.72%
6% Bonus and Annual Step-Up	1.60%	1.62%	0.80%	0.81%
7% Bonus and Annual Step-Up	1.90%	1.92%	0.95%	0.96%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 3 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.60%	(MO and WA Only) 1.62%	0.80%	(MO and WA Only) 0.81%
6% Bonus and Annual Step-Up	1.80%	1.80%	0.90%	0.90%
7% Bonus and Annual Step-Up	2.10%	2.10%	1.05%	1.05%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 4 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.00%	(MO and WA Only) 2.04%	1.00%	(MO and WA Only) 1.02%
6% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Income Stream Level 5 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
6% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix F for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix F for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “LifeGuard Freedom Flex GMWB” beginning on page 119. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “LifeGuard Freedom Flex GMWB” beginning on page 109. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom Flex GMWB only. If you purchase the LifeGuard Freedom Flex DB, additional charges apply for that benefit. Please see “LifeGuard Freedom Flex DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page 50 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB. The percentage varies depending on which GAWA% table you elect (see tables below). For more information about the GWB and the different GAWA% tables, please see “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 121.

GMWBS ISSUED ON OR AFTER SEPTEMBER 15, 2014*

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Level 1 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%	(MO and WA Only) 1.80%	0.90%	(MO and WA Only) 0.90%
6% Bonus and Annual Step-Up	2.00%	2.04%	1.00%	1.02%
7% Bonus and Annual Step-Up	2.30%	2.34%	1.15%	1.17%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Level 2 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.20%	(MO and WA Only) 2.22%	1.10%	(MO and WA Only) 1.11%
6% Bonus and Annual Step-Up	2.40%	2.40%	1.20%	1.20%
7% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Level 3 GAWA% Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.70%	(MO and WA Only) 2.70%	1.35%	(MO and WA Only) 1.35%
6% Bonus and Annual Step-Up	2.90%	2.94%	1.45%	1.47%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*PLEASE NOTE: For GMWBs issued before September 15, 2014, please see Appendix F for the applicable charges (including charges for the Optional Income Upgrade).

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge (please see Appendix F for the maximum annual charges for GMWBs issued before September 15, 2014). We may also change the charge when there is a step-up on or after the second Contract

Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 130. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of the GMWB and a step-up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “LifeGuard Freedom Flex With Joint Option GMWB” beginning on page 121. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GMWB Charge Base (see table below).

Annual Charge	Maximum		Current
	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

GMWB Charge Base. At election, the GMWB Charge Base is equal to the Guaranteed Withdrawal Balance (“GWB”). After each subsequent purchase payment, the GMWB Charge Base is increased by the amount of the purchase payment net of any applicable Premium taxes, subject to a maximum of $5,000,000. The GMWB Charge Base is not reduced for withdrawals unless a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable. In this case, the GMWB Charge Base is reduced for the Excess Withdrawal amount in the same proportion as the Contract Value is reduced by the Excess Withdrawal. The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

For more information about the GAWA and Stretch RMD, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) beginning on page 133.

We deduct the charge from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GMWB Charge Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or elections after issue (subject to availability) subject to the applicable maximum charge. The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting this charge on the earlier of the date the endorsement terminates, or the date your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (‘MarketGuard Stretch GMWB’)” beginning on page 133. Also see

“Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Death Benefit Charges. There is no additional charge for the Contract’s basic death benefit. However, for an additional charge, you may select one of the Contract’s available optional death benefits in place of the basic death benefit. Please ask your agent whether there are variations on these benefits in your state or contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

If you select the 5% Roll-up Death Benefit, you will pay 0.80% of the GMDB Benefit Base annually (0.20% each Contract Quarter), subject to a maximum annual charge of 1.20% (0.30% quarterly) on new issues. For Contracts issued before April 30, 2012, you pay 0.60% of the GMDB Benefit Base annually (0.15% each Contract Quarter), subject to a maximum annual charge of 1.20% (0.30% quarterly). We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “5% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 143. PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select the 6% Roll-up Death Benefit, you will pay 0.80% of the GMDB Benefit Base for this benefit annually (0.20% each Contract Quarter), subject to a maximum annual charge of 1.60% (0.40% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “6% Roll-up Death Benefit” under “Optional Death Benefits”, beginning on page 144. PLEASE NOTE: EFFECTIVE APRIL 30, 2012, THE 6% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the Highest Quarterly Anniversary Value Death Benefit, you will pay 0.30% of the GMDB Benefit Base for this benefit annually (0.075% each Contract Quarter), subject to a maximum annual charge of 0.60% (0.15% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 145.

If you select the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.90% of the GMDB Benefit Base annually (0.225% each Contract Quarter), subject to a maximum annual charge of 1.40% (0.35% quarterly) on new issues. For Contracts issued before April 30, 2012, you pay 0.70% of the GMDB Benefit Base annually (0.175% each Contract Quarter), subject to a maximum annual charge of 1.40% (0.35% quarterly). We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the

Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit” under “Optional Death Benefits”, beginning on page 146. PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE COMBINATION 5% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

If you select the Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit, you will pay 0.90% of the GMDB Benefit Base for this benefit annually (0.225% each Contract Quarter), subject to a maximum annual charge of 1.80% (0.45% quarterly) on new issues. We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge. For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Combination 6% Roll-up and Highest Quarterly Anniversary Death Benefit” under “Optional Death Benefits”, beginning on page 148. PLEASE NOTE: EFFECTIVE APRIL 30, 2012, THE COMBINATION 6% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

If you select the LifeGuard Freedom Flex DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options), you will pay two separate charges for the combined benefit. For LifeGuard Freedom Flex DB, you will pay 0.70% of the GMWB Death Benefit annually (0.175% each Contract Quarter). For Contracts purchased in Missouri (for endorsements issued on or after September 16, 2013) and Washington State, the current and maximum charge for LifeGuard Freedom Flex DB is 0.72% of the GMWB Death Benefit annually (0.06% each Contract Month). The charge for LifeGuard Freedom Flex DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom Flex GMWB. The charge for the LifeGuard Freedom Flex GMWB without the Optional Income Upgrade, which is based on a percentage of the Guaranteed Withdrawal Balance (GWB) and paid each Contract Quarter, is currently 1.10% annually. For Contracts purchased in Missouri and Washington State, the charge for LifeGuard Freedom Flex GMWB without the Optional Income Upgrade is currently 1.11% of the GWB annually (0.0925% each Contract Month). For more information about the GMWB Death Benefit, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 149. For more information about the charges for LifeGuard Freedom Flex GMWB (with and without the Optional Income Upgrade), please see page 45, and for benefit information, including the GWB, please see “LifeGuard Freedom Flex GMWB” beginning on page 109. PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE LIFEGUARD FREEDOM FLEX DB IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value. In Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value. While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We stop deducting this charge on the date you annuitize.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump-sum payment, the amount received will be reduced by (a) minus (b) where:

(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

Other Expenses. We pay the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached summary prospectuses for the Funds. For more information, please see the “Total Annual Fund Operating Expenses” table beginning on page 8.

Premium Taxes. Some states and other governmental entities charge Premium taxes or other similar taxes. We pay these taxes and may make a deduction from your Contract Values for them. Premium taxes generally range from 0% to 3.5% (the amount of state Premium tax, if any, will vary from state to state).

Income Taxes. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law, and we are not presently making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“Distributor”), located at 300 Innovation Drive, Franklin, Tennessee 37067, serves as the distributor of the Contracts. Distributor also serves as distributor of other variable insurance products issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York (“Jackson of NY”).

Distributor is a wholly owned subsidiary of Jackson. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Distributor is not a member of the Securities Investor Protection Corporation (“SIPC”). For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or the Internet (http://brokercheck.finra.org).

The Contracts are offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies (each a “Financial Institution,” collectively “Financial Institutions”). No Financial Institution has any legal responsibility to pay amounts that are owed under the Contracts. The obligations and guarantees under the Contracts are the sole responsibility of Jackson. The Financial Institutions are responsible for delivery of various related disclosure documents and the accuracy of their oral description and suitable recommendation of the purchase of the Contracts.

Commissions are paid to Financial Institutions that sell the Contracts. While commissions may vary, they are not expected to exceed 8% of any Premium payment. Where lower commissions are paid up front, trail commissions may also be paid. Commissions may also be paid on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years. The Financial Institutions determine the amount of the commission that will be paid to their registered representatives. The amounts paid may vary based upon the practices of each Financial Institution.

Under certain circumstances, the Distributor and/or Jackson may make payments to Financial Institutions in addition to commissions, in connection with the sale of Jackson and Jackson of NY variable insurance products. These payments and/or reimbursements are in recognition of marketing, distribution, and/or administrative support provided by the Financial Institution and may not be offered to all Financial Institutions. The terms of these arrangements vary widely depending on, among other things, products offered; the level and type of marketing, distribution, and administrative support services provided; assets under management; the volume of sales; and the level of access we are provided to the registered representatives of the Financial Institution. Such payments may influence Financial Institutions and/or their registered representatives to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation, FINRA rules of conduct and Department of Labor (“DOL”) rules and regulations. While such compensation may be significant, it will not result in any additional direct charge by us to you.

Under these compensation structures, the Distributor and/or Jackson may make marketing allowance payments and marketing support payments to the Financial Institutions. Marketing allowance payments are payments that are designed as consideration for product placement and distribution, assets under management, and sales volume. Marketing allowance payments are generally based on a fixed percentage of annual product sales and generally range from 10 to 50 basis points (0.10% to 0.50%). Payments may also be based on a percentage of assets under management or paid as a specified dollar amount. Marketing support payments may be in the form of cash and/or non-cash compensation to or on behalf of Financial Institutions and their registered representatives and are intended to provide us with exposure to registered representatives so that we may build relationships or educate them about product features and benefits. Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses); client and prospecting events; speaker fees; business development and educational enhancement items (such as software packages containing information for broker use, or prospecting lists); sponsorship payments for participation at conferences and meetings; and other support services, including payments to third party vendors for such services. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. Subject to applicable laws and regulations including FINRA rules of conduct and DOL rules and regulations, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items, occasional meals, and entertainment. Registered representatives may qualify for different levels of sales and service support depending on the volume of business that they do with us.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract’s mortality and expense risk charge and other charges.

The alphabetical listing below details the 20 Financial Institutions that received the largest amounts of marketing allowance payments and/or marketing support payments in 2019 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products. The total payments received by a Financial Institution is based on sales of all Jackson and Jackson of NY variable insurance products, thus a Financial Institution may appear on the list even if it is not receiving any payments with respect to sales of the Contracts. Payments to these firms ranged from approximately $475 thousand to approximately $18.5 million.

Cambridge Investment Research, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Investment Services LLC
Commonwealth Financial Network
Kestra Investment Services, LLC
Lincoln Financial Advisors
LPL Financial LLC
MML Investors Services, LLC
Morgan Stanley
Park Avenue Securities LLC
Raymond James & Associates, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Stifel Nicolaus & Company, Incorporated
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Clearing Services, LLC
Woodbury Financial Services, Inc.
Please see Appendix C for a complete list of Financial Institutions that received amounts of marketing allowance payments and/or marketing support payments in 2019 from the Distributor and/or Jackson in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed and may involve substantial payments on a forward going basis.

Compensation is also paid to employees of the Distributor and/or Jackson who are responsible for providing services to Financial Institutions. These employees are generally referred to as “wholesalers” and may meet with Financial Institutions and/or their registered representatives to provide training and sales support. The compensation paid to the wholesalers may vary based on a number of factors, including Premium payments; types of Contracts or optional benefits (if any) sold by the Financial Institutions that the wholesaler services; wholesaler performance; and overall company performance. The wholesaler may be required to achieve internally-assigned goals related to the same type of factors and may receive bonus payments for the achievement of individual and/or company-wide goals.

The Distributor also has relationships with the sub-advisers to the various underlying Funds and their affiliates. The Distributor receives payments from some sub-advisers to assist in defraying the costs of certain promotional and marketing meetings hosted by the Distributor in which the sub-advisers participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser’s participation. Our affiliated Financial Institutions may have other relationships with the sub-advisers (apart from Jackson) including selling retail mutual funds managed or advised by certain sub-advisers.

All of the compensation described here, and other compensation or benefits provided by the Distributor and/or Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can create a conflict of interest as it may influence your Financial Institution and registered representative to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the Financial Institution and registered representative. You may ask your registered representative about any variations and how he or she and his or her Financial Institution are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

•	$25,000 (Qualified and Non-Qualified)

Minimum Additional Premiums:

•	$2,000 for a qualified plan

•	$5,000 for a non-qualified plan

•	You can pay additional Premiums at any time during the accumulation phase unless a specific optional benefit or feature provides limitations.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse any Premium payment.

Maximum Premiums:

•	The maximum aggregate Premiums you may make without our prior approval is $1 million.

The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the enhanced death benefits or any GMWB. The payment and timing of subsequent Premium payments may also affect the value of the Contract Enhancements. Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Allocations of Premium. You may allocate your Premiums to one or more of the Investment Divisions and Fixed Account. Each allocation must be a whole percentage between 0% and 100%. The minimum amount you may allocate to the Fixed Account or an Investment Division is $100. We will allocate any additional Premiums you pay in the same way unless you instruct us otherwise.

You may not allocate your Contract Values among more than 99 Investment Divisions, the Fixed Account and the GMWB Fixed Account at any one time. Additionally, you may not choose to allocate your Premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional Jackson Select Protector GMWB. For more detailed information regarding Jackson Select Protector GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets Endorsement” beginning on page 72.

We will issue your Contract and allocate your first Premium within two Business Days (days when the New York Stock Exchange is open) after we receive your first Premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five Business Days, we will return your money.

Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Optional Contract Enhancement.

PLEASE NOTE: EFFECTIVE OCTOBER 15, 2012, THIS ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

You may elect the 2% Contract Enhancement endorsement. The 2% Contract Enhancement endorsement is available only at the time you purchase your Contract and to Owners 87 years old and younger. If elected, the 2% Contract Enhancement endorsement cannot be canceled.

If the optional Contract Enhancement endorsement is elected, then at the end of any Business Day in the first five Contract Years when we receive a Premium payment, we will credit your Contract Value with a Contract Enhancement. The actual Contract Enhancement percentage applied to the Premium payment varies, depending upon the Contract Year in which you make your payment. Therefore, the dollar amount of the actual Contract Enhancement credited to your Contract Value also varies, depending on the Contract Enhancement percentage applied and the amount of the Premium payment. The Contract Enhancement percentage applied to a Premium payment is generally a declining and lesser percentage for Premium payments received after the first Contract Year (see the schedule below).

In addition, since total expenses for a Contract with a Contract Enhancement are higher than those for a Contract without a Contract Enhancement, it is possible that upon surrender you will receive less money back than you would have if you had not elected a Contract Enhancement. This is discussed further below.

2% Contract Enhancement endorsement

	Contract Year Premium is Received
	0-1	1-2	2-3	3-4	4-5	5+
Contract Enhancement Percentage of the Premium Payment	2.00%	2.00%	1.25%	1.25%	0.50%	0%

Your Contract Value will reflect any gains or losses attributable to the Contract Enhancement. The Contract Enhancement, and any increase in value attributable to the Contract Enhancement, distributed under your Contract will be considered earnings under the Contract for tax purposes.

There is a charge for the optional Contract Enhancement endorsement that is assessed against the Investment Divisions, the Fixed Account and the GMWB Fixed Account. Also, your withdrawals could be subject to a recapture charge. For more information, please see “Contract Enhancement Charge” and “Contract Enhancement Recapture Charge” beginning on page 38. We expect to profit from certain charges assessed under the Contract, including the recapture charge, the mortality and expense risk charge and the Contract Enhancement charge.

Charges for the Contract Enhancement are not assessed after five Contract Years. Accordingly, the increased Contract Value resulting from the Contract Enhancement is reduced during the first five Contract Years by the operation of the Contract Enhancement Charge. If you make Premium payments only in the first Contract Year and do not make a withdrawal during the first five years, at the end of the five-year period that the Contract Enhancement Charge is applicable, the Contract Value will be equal to or slightly higher than if you had not selected the Contract Enhancement, regardless of investment performance. Contract Values may also be higher if you pay additional Premium payments in the first Contract Year, because those additional amounts will be subject to the Contract Enhancement charge for less than five full years.

In the first five Contract Years, the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than Contracts without the Contract Enhancement) for

•	death benefits computed on the basis of Contract Value; and

•	withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code.

Accumulation Units. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select. In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an “Accumulation Unit.” During the income phase we use a measure called an “Annuity Unit.”

Every Business Day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

•	determining the total amount of assets held in the particular Investment Division;

•	subtracting any asset-based charges and taxes chargeable under the Contract; and

•	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit is expected to vary from day to day. The base Contract has a different Accumulation Value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit value.

When you make a Premium payment, we credit your Contract with Accumulation Units. The number of Accumulation Units we credit is determined at the close of that Business Day by dividing the amount of the Premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

In connection with arrangements we have to transact business electronically, we may have agreements in place whereby the time when certain broker-dealers receive your initial Purchase Payment and all required information in Good Order will be used for initial pricing of your Contract values.  However, if we do not have an agreement with a broker-dealer providing for these pricing procedures, initial Purchase Payments received by the broker-dealer will not be priced until they are received by us. As of the date of this prospectus, we have such an agreement with Morgan Stanley Smith Barney LLC and SBHU Life Agency.  Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that provides for these pricing procedures.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations. There may be periods when we do not offer any Fixed Account, or when we impose special transfer requirements on the Fixed Account. If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then current interest rate for the Fixed Account.

You can make 25 transfers every Contract Year without charge.

A transfer will be effective as of the end of the Business Day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 25 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive Business Days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephonic transfer privileges described above. Our Annuity Service Center representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our website or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Annuity Service Center. Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day’s Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next Business Day. We will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Annuity Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Annuity Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Our procedures are designed to provide reasonable assurance that telephonic or electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner’s death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor’s/representative’s behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

•	by making either a partial or complete withdrawal,

•	by electing the Systematic Withdrawal Program,

•	by electing a Guaranteed Minimum Withdrawal Benefit, or

•	by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

When you make a complete withdrawal, you will receive the value of your Contract as of the end of the Business Day your request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge, and charges due under any optional endorsement. We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Your withdrawal request must be in writing. We will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account or Investment Division from which you are making the withdrawal. If you are not specific, your withdrawal will be taken from your allocations to the Investment Divisions, Fixed Account and GMWB Fixed Account based on the proportion their respective values bear to the Contract Value. If you are specific in your withdrawal request, please know that, for Contracts with a GMWB containing a Transfer of Assets provision, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

With the Systematic Withdrawal Program, you may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage. After your withdrawal, at least $100 must remain in each Fixed Account or Investment Division from which the withdrawal was taken. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal. If your Contract contains a GMWB containing a Transfer of Assets provision, any systematic withdrawal request for a specified dollar amount or specified percentage from a particular Investment Division, the Fixed Account or the GMWB Fixed Account will be limited in that such withdrawals cannot be made from the GMWB Fixed Account. If you wish your systematic withdrawal to include amounts allocated to the GMWB Fixed Account, your systematic withdrawal must be taken proportionally from all of the allocations (to the Investment Divisions, the GMWB Fixed Account and the Fixed Account) based on their respective values in relation to the Contract Value.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal. There are conditions and limitations, so please contact our Annuity Service Center for more information. Our contact information is on the cover page of this prospectus. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make. There are limitations on withdrawals from qualified plans. For more information, please see “TAXES” beginning on page 152.

Guaranteed Minimum Withdrawal Benefit Considerations. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries. The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments. A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual’s particular needs. Moreover, the GMWB does not assure that you will receive any return on your investments. The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation. Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns. The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up. However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value. Our obligations to pay you more than your Contract Value will only arise under limited circumstances. Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Step-Up, and the Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount endorsements are available only to spouses and differ from the For Life GMWB with Bonus and Step-Up without the Joint Option, and the For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount without the Joint Option endorsements (which are available to spouses and unrelated parties) and enjoy the following advantages:

•
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective. (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “LifeGuard Freedom Flex With Joint Option GMWB” subsection beginning on page 121 and the “Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” subsection beginning on page 94.)

•
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWBs have a higher charge than the respective For Life GMWBs without the Joint Option.

Additionally, the timing and amounts of withdrawals under a GMWB have a significant impact on the amount and duration of benefits. The cumulative cost of a GMWB also is greater the longer the duration of ownership. The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as a For Life Guarantee (59 1/2) and a GWB adjustment (70)) are locked-in. Conversely, forecasts at younger ages may prove less reliable. You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that a GMWB might provide.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin. The

Income Date is either a date that you choose or the Latest Income Date. The Latest Income Date is generally the date on which the Owner attains age 95 under a Non-Qualified Contract, or such earlier date as required by the applicable qualified plan, law or regulation. (For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 140.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you. Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you. Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date. Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize. To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation. After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date.

Please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit’s Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate. Please see “Election” and “Withdrawals” under each GMWB for more information about the GWB and GAWA. Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

Required Minimum Distributions under Certain Tax Qualified Plans (“RMDs”). The following RMD NOTES contain important information about withdrawals of RMDs from a Contract with a GMWB. However, for the MarketGuard Stretch GMWB, please refer to the Stretch RMD Notes on page 136. For certain tax-qualified Contracts, GMWBs allow withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) to meet a Contract’s RMD without compromising the guarantees. The RMD NOTES describe conditions, limitations and special situations related to withdrawals involving a RMD.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your Contract, your request will not be eligible for the waiver of any applicable charges (i.e., recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. An RMD exceeding our calculation may also result in an Excess Withdrawal for purposes of your GMWB. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with a GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2021) is $10. The RMDs for calendar years 2020 and 2021 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2020 and $8 in the first and second halves of calendar year 2021, then at the time the withdrawal in the first half of calendar year 2020 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2020 to June 30, 2021. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2020 to June 30, 2021 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner who must begin taking RMDs in the calendar year 2020 on a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

If the Owner delays taking his first RMD (the 2020 RMD) until March 30, 2021, he may still take the 2021 RMD before the next Contract Year begins on June 30, 2021 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2021 RMD) after June 30, 2021, he should wait until the following Contract Year begins on July 1, 2022 to take his third RMD (the 2022 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix D, specifically examples 4, 5, and 7 under sections “I. SafeGuard Max,” “II. AutoGuard 5, AutoGuard 6,” “III. Jackson Select Protector,” and “VI. MarketGuard Stretch,” or examples 6, 7, and 9 under sections “IV. LifeGuard Freedom 6 Net” and “V. LifeGuard Freedom Flex”.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that a particular GMWB ultimately suits your needs relative to your RMD.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements or whether there are other IRA holdings that can satisfy the aggregate RMD requirements. With regard to other qualified plans, you must determine what your qualified plan permits. Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 72 (70 1/2 if you reached age 70 1/2 before January 1, 2020) or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix D under section “I. SafeGuard Max”, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the step-ups.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) until the earlier of:

•	The Owner’s (or any joint Owner’s) death;

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or on any Contract Anniversary; and once added cannot be canceled. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint

Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you instead added this GMWB to your Contract post issue on a Contract Anniversary (subject to availability), the GWB was calculated based on Contract Value, which included any previously applied Contract Enhancements, and, as a result, we subtracted any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix D under section “I. SafeGuard Max”.) The GWB can never be more than $5 million (including upon step-up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, this GMWB might be continued by a spousal Beneficiary. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. Once the GAWA percentage is determined, it will not change. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 156).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA at the end of a Contract Year, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. The tables below clarify what happens in each instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix D under section “I. SafeGuard Max” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 60, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “I. SafeGuard Max”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated, equaling:
	●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any recapture charges and other charges or adjustments. In addition, withdrawals may be subject to a recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 152.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix D under section “I. SafeGuard Max” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “step-up”). (See Examples 6 and 7 in Appendix D under section “I. SafeGuard Max”.)

Upon election of a step-up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a step-up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

The first opportunity for a step-up is the fifth Contract Anniversary after this GMWB is added to the Contract. Thereafter, a step-up is allowed at any time, but there must always be at least five years between step-ups. The GWB can never be more than $5 million with a step-up. A request for step-up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon election of a step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner.
If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB. Your spouse may elect to step-up on the continuation date. If the Contract is continued under the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 151), the value applicable upon step-up is the Contract Value, including any adjustments applied on the continuation date. Any subsequent step-up must follow the step-up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract’s Issue Date). Upon spousal continuation of a Contract without the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up, if the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up is available at the time, the spouse may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 151.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The first date both the GWB and the Contract Value equals zero; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB. The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix D under section “II. AutoGuard 5, AutoGuard 6” that may assist you in understanding how calculations are made in certain circumstances.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) which permits an Owner to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. This GMWB is available to add to a Contract on the Contract’s Issue Date or on any Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB With Annual Step-Up cannot be canceled.

This GMWB is available to Owners 80 years old and younger on the date on which this endorsement is selected. If the age at election of the Owner (if Joint Owners, the oldest Joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB Charges will be refunded. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your Premium payment net of any applicable taxes, plus any Contract Enhancement, will be used as the basis for determining the GWB. The 5% GMWB With Annual Step-Up may also be selected after the Issue Date (subject to availability) within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value. The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will generally not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the GWB may be reduced by more than the amount of the withdrawal and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted. If the GWB falls below the GAWA at the time of an Excess Withdrawal (see below) or at the end of a Contract Year, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.

Asset allocation fees, Contract Enhancement recapture charges, and other charges and adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA. Each time you make a Premium payment, the GWB is increased by the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. Also, the GAWA will increase by either (a) 5% of the sum of i) the subsequent Premium payment less any applicable taxes, plus ii) any Contract Enhancement, or (b) 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. See Example 3b in Appendix D under section “II. AutoGuard 5, AutoGuard 6” to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, as well. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix D under section “II. AutoGuard 5, AutoGuard 6” illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than the GAWA to meet the Contract’s required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement’s guarantees. Examples 4, 5, and 7 in Appendix D under section “II. AutoGuard 5, AutoGuard 6” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 60, for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GAWA is unchanged at the time of the withdrawal. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix D under section “II. AutoGuard 5, AutoGuard 6”). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any asset allocation fees, recapture charges, and other charges and adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and partial 1035 exchanges. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 152.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. If no withdrawals have been taken from the Contract following the date this GMWB is issued, on each Contract Quarterly Anniversary, if the Contract Value on that date is greater than the GWB, the GWB will be reset to the Contract Value on the Contract Quarterly Anniversary (a “step-up”). After the first withdrawal has been taken from the Contract, step-ups will no longer be determined on Contract Quarterly Anniversaries. Instead, step-ups will be determined on each Contract Anniversary. If the Contract Value is greater than the GWB on the Contract Anniversary, the GWB will be reset to the Contract Value on the Contract Anniversary. If the first withdrawal from the Contract is taken on a Contract Quarterly Anniversary that is not a Contract Anniversary, there will be no Step-up on that Contract Quarterly Anniversary and the next step-up determination will occur on the next Contract Anniversary. Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary or Contract Quarterly Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 days prior to the Contract Anniversary or Contract Quarterly Anniversary.

Spousal Continuation. If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract’s death benefit is still payable when the Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue as permitted (as described above), and Contract Anniversaries and Contract Quarterly Anniversaries will continue to be based on the Contract’s Issue Date. Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up. The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or the death of a joint Owner; on the Latest Income Date; upon the first date both the GWB and Contract Value equal zero; or upon conversion, if available – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on an annual basis, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero. Subject to the Company’s approval, you may elect to receive payments more frequently than annually.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as Owner, or the death of a joint Owner, all payments cease. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective. In addition, no adjustments will be made to the GAWA after election of this option, nor will a commuted value be available. This income option is only available on your Latest Income Date (see “Income Payments (the Income Phase)”) on page 140.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix D under section “II. AutoGuard 5, AutoGuard 6” that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) which permits an Owner to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. This GMWB is available to add to a Contract on the Contract’s Issue Date or on any Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 6% GMWB With Annual Step-Up cannot be canceled.

This GMWB is available to Owners 80 years old and younger on the date on which this endorsement is selected. If the age at election of the Owner (if Joint Owners, the oldest Joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB Charges will be refunded. We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your Premium payment net of any applicable taxes, plus any Contract Enhancement, will be used as the basis for determining the GWB. The 6% GMWB With Annual Step-Up may also be selected after the Issue Date (subject to availability) within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value. The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 6% of the GWB. The GAWA will generally not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%. However, withdrawals are not cumulative. If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year. If you withdraw more than 6%, the GWB may be reduced by more than the amount of the withdrawal and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted. If the GWB falls below the GAWA at the time of an Excess Withdrawal (see below) or at the end of a Contract Year, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.

Asset allocation fees, Contract Enhancement recapture charges, and other charges and adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA. Each time you make a Premium payment, the GWB is increased by the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. Also, the GAWA will increase by either (a) 6% of the sum of i) the subsequent Premium payment less any applicable taxes, plus ii) any Contract Enhancement, or (b) 6% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. See Example 3b in Appendix D under section “II. AutoGuard 5, AutoGuard 6” to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, as well. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix D under section “II. AutoGuard 5, AutoGuard 6” illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than the GAWA to meet the Contract’s required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement’s guarantees. Examples 4, 5, and 7 in Appendix D under section “II. AutoGuard 5, AutoGuard 6” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 60, for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GAWA is unchanged at the time of the withdrawal. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix D under section “II. AutoGuard 5, AutoGuard 6”). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any asset allocation fees, recapture charges, and other charges and adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and partial 1035 exchanges. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 152.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. If no withdrawals have been taken from the Contract following the date this GMWB is issued, on each Contract Quarterly Anniversary, if the Contract Value on that date is greater than the GWB, the GWB will be reset to the Contract Value on the Contract Quarterly Anniversary (a “step-up”). After the first withdrawal has been taken from the Contract, step-ups will no longer be determined on Contract Quarterly Anniversaries. Instead, step-ups will be determined on each Contract Anniversary. If the Contract Value is greater than the GWB on the Contract Anniversary, the GWB will be reset to the Contract Value on the Contract Anniversary. If the first withdrawal from the Contract is taken on a Contract Quarterly Anniversary that is not a Contract Anniversary, there will be no step-up on that Contract Quarterly Anniversary and the next step-up determination will occur on the next Contract Anniversary. Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary or Contract Quarterly Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary or Contract Quarterly Anniversary following receipt of the request in Good Order within 30 days prior to the Contract Anniversary or Contract Quarterly Anniversary.

Spousal Continuation. If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract’s death benefit is still payable when the Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue as permitted (as described above), and Contract Anniversaries and Contract Quarterly Anniversaries will continue to be based on the original Contract’s Issue Date. Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up. The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or the death of a joint Owner; on the Latest Income Date; upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as Owner, or the death of a joint Owner, all payments cease. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective. In addition, no adjustments will be made to the GAWA after election of this option, nor will a commuted value be available. This income option is only available on your Latest Income Date (see “Income Payments (the Income Phase)”) on page 140.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up and Transfer of Assets (“Jackson Select Protector GMWB”).

PLEASE NOTE: EFFECTIVE APRIL 29, 2013, THIS ENDORSEMENT IS CURRENTLY NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for the combination of withdrawal benefit and death benefit available under this GMWB and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

The following description of this GMWB is supplemented by the examples in Appendix D under section “III. Jackson Select Protector”, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups, and example 9 for transfer of assets.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;
The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).
The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or on any Contract Anniversary. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination and any election of a new GMWB, as may be made available, must be received in writing in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB may also be terminated by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. This GMWB is also not available on a Contract that has another GMWB (only one GMWB per Contract). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

On the Contract Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus any Contract Enhancement.
Election After Issue, subject to availability –
The GWB equals the Contract Value.

The endorsement will be effective on the Contract Anniversary following receipt of the request in Good Order.

Requests must be received within the 30 calendar days prior to the Contract Anniversary.

The GAWA is determined based on the Owner’s (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date, or the effective date of the endorsement.

Under the calculation of the GWB, Contract Enhancements are reflected in the GWB at issue, and as part of Contract Value after issue. Potential recapture charges are not reflected either at issue or after issue in the GWB calculation.

The GWB can never be more than $5 million (including upon step-up) and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s (or any joint Owner’s) death, the For Life Guarantee is void. However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 156).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix D under section “III. Jackson Select Protector” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 60, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not effective and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “III. Jackson Select Protector”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees, recapture charges and other charges or adjustments. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 152.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus any Contract Enhancement.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix D under section “III. Jackson Select Protector” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “step-up”). The manner in which the highest quarterly Contract Value is determined is discussed in detail further below. (See Examples 6 and 7 in Appendix D under section “III. Jackson Select Protector”.)

With a step-up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

In addition to the above-described increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. Whether there will be any such increase in the GAWA percentage will depend on a value called the Benefit Determination Baseline (BDB).

The initial BDB equals (a) the initial Premium, net of any applicable Premium taxes, plus any Contract Enhancement, if this GMWB is elected at Contract issue or (b) the Contract Value on the Contract Anniversary on which the GMWB is effective, if elected after Contract issue (subject to availability). In the event that the highest quarterly Contract Value is greater than the BDB on a step-up, the BDB is increased to equal that highest quarterly Contract Value. Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium, net of any applicable Premium taxes, plus any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

Upon step-up, if the highest quarterly Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the attained age of the Owner (or oldest joint Owner). If an age band is crossed, the GAWA percentage will be increased. For example, assume the Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a step-up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner’s attained age of 76, resulting in a new GAWA percentage of 6%.

If the highest quarterly Contract Value is not greater than the BDB prior to a step-up, the BDB does not change, and the GAWA percentage also remains unchanged regardless of whether an age band has been crossed.

In addition to any increase in the GWB described above, if the highest quarterly Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner:

•	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.

•	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.

If the GAWA percentage is reset, the GAWA will be set to equal the greater of (a) the new GAWA percentage times the then current GWB (as adjusted by any increase therein that occurs pursuant to the same step-up) or (b) the GAWA as in effect prior to the step-up.

Regardless of when a GMWB is issued, the highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB’s Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to a maximum charge of 2.34%. You will be notified of a GMWB Charge increase 45 days prior to the Contract Anniversary and may elect to discontinue the automatic step-ups of the GWB. Such election must be received in Good Order prior to the Contract Anniversary. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups also means foregoing possible increases in your GWB and/or GAWA; so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the step-up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order within 30 calendar days prior to the Contract Anniversary.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum. Therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum, because automatic step-ups of the BDB would continue to occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of step-up, the highest quarterly Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the new GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Select Protector Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract’s death benefit payable is guaranteed not to be less than the Select Protector Death Benefit. On the effective date of this GMWB endorsement, the Select Protector Death Benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the Select Protector Death Benefit is recalculated to equal the Select Protector Death Benefit prior to the Premium plus the amount of the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5 million.

Partial withdrawals will affect the Select Protector Death Benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The Select Protector Death Benefit is equal to the greater of:
	●	The Select Protector Death Benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The Select Protector Death Benefit is equal to the greater of:
●
The Select Protector Death Benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The Select Protector Death Benefit is not adjusted upon step-up. The Select Protector Death Benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract’s basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit, the High Quarterly Anniversary Value Death Benefit, etc.). The Select Protector Death Benefit will also terminate and will not be included in any applicable continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value) should this GMWB be continued through Spousal Continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix E. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB’s guarantees. By electing this GMWB, you are giving control to us of almost all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/Fixed Account Option and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/Fixed Account Option in proportion to their current value.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix E for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB’s benefits). In other words, any increase in the GAWA (due to, for example, a Premium payment or a step-up) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/Fixed Account Option.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56%, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] (so the lesser of the two) and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

If any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account. Otherwise, the indicated transfer will be the actual transfer. For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 9 in Appendix D under section “III. Jackson Select Protector”. Please also see the Transfer of Assets Methodology in Appendix E, which contains the non-discretionary formulas.

Converse to the above example, automatic transfers from the GMWB Fixed Account into your elected Investment Divisions/Fixed Account Option will occur when you experience sufficient positive investment returns such that your Contract Value increases sufficiently relative to the Liability amount. Using the formulas in the above example, this would occur when the calculated ratio is less than 77%. For an example using assumptions that result in a ratio less than 77%, please see Example 9b in Appendix D under section “III. Jackson Select Protector”.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly 90% of your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/Fixed Account Option. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any step-ups and increases in your GAWA. If you are uncomfortable with the possibility of some or almost all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and Fixed Account Option according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 25 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, BDB, or Select Protector Death Benefit as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than the Fixed Account minimum interest rate applicable to the Contract, as discussed under “THE FIXED ACCOUNT AND THE GMWB FIXED ACCOUNT” beginning on page 15. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract’s provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Select Protector Death Benefit and the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

•
Continue the Contract with this GMWB – so long as the Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner’s death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The Select Protector Death Benefit is void and will not be included in the continuation adjustment.

◦	Step-ups will continue as permitted in accordance with step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦	The Liability factors for the transfer of assets formulas (see Appendix E) will continue to be based on the original Owner’s (or oldest joint Owner’s) attained age (as if that person had survived).

◦	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of death.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

◦	The Select Protector Death Benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 151.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company’s receipt of the Owner’s written request for termination in Good Order if the request is made within 30 calendar days prior to the Contract Anniversary;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and Fixed Account Option based on the current Premium allocation for the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB’s features are supplemented by a basic example below and the examples in Appendix D under section “IV. LifeGuard Freedom 6 Net”. The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below. Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB guarantees withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

•	This guarantee lasts for the duration of the Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any. Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments. The withdrawals that exceed the limit are referred to as “Excess Withdrawals”, as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Owners 35 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or on any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant. However, we do not allow these Ownership changes if they are a taxable event under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –
The GWB equals Contract Value, minus (for endorsements issued on or after April 29, 2013 or for endorsements issued before April 30, 2012) any recapture charges that would be assessed on a full withdrawal.

The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

For endorsements issued before April 30, 2012 or on or after April 29, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued on or after April 30, 2012 and before April 29, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are five different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; the Income Stream Level 3 GAWA% Table; the Income Stream Level 4 GAWA% Table; and the Income Stream Level 5 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table	Income Stream Level 4 GAWA% Table	Income Stream Level 5 GAWA% Table
35 – 64	3.00%	3.25%	3.50%	3.75%	4.00%
65 – 74	4.00%	4.25%	4.50%	4.75%	5.00%
75 – 80	4.50%	4.75%	5.00%	5.25%	5.50%
81+	5.00%	5.25%	5.50%	5.75%	6.00%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 156).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 37. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (Example 14 in Appendix D under section “IV. LifeGuard Freedom 6 Net” demonstrates how withdrawals affect this GMWB’s guaranteed values). In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract’s RMD (when the RMD is higher than the GAWA) without compromising the endorsement’s guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 60, for more information. )

When a withdrawal, plus all
prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, plus the Earnings- Sensitive Adjustments during that Contract Year, if any –
The GWB is recalculated, equaling the greater of:
●	The GWB before the withdrawal less the withdrawal; Or
●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 14c in Appendix D under section “IV. LifeGuard Freedom 6 Net”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current withdrawal, or

•
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works: As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective. An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal. A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined. The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors. Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time. At any time, the MEWAR is the greater of:

•	Zero; or

•	The amount equal to:

◦	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,

◦	the greater of the GAWA or the RMD; less

◦	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

•	Zero; or

•	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows: The GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes, if elected at issue, or Contract Value less any recapture charges that would be assessed on a full withdrawal, if elected on a Contract Anniversary (subject to availability).

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

•	Zero; or

•	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

◦	the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or

◦	zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

•	40% of the GMWB Earnings at the time of the withdrawal; or

•	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

•	40% of the GMWB Earnings at the time of withdrawal;

•	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

•	The greater of:

◦	zero; or

◦	the GWB less the MEWAR.

Example: For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any. At the time of your withdrawal request, also assume that:

• You are age 65	• You have a non-qualified Contract (so there is no applicable RMD)
• Your initial Premium payment was $100,000	• You have not made any additional Premium payments or any
• The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
• Your GWB is $100,000	• Your GAWA percentage is 5%
• Your GAWA is $5,000	• Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of $100,000. Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000). As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000). The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333). The total withdrawal amount requested in this example, therefore, is $8,200, which is the GAWA plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800). Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero. Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0). Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

Since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), no proportional reduction applies to your GWB for this withdrawal. In addition, since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 14 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.

More on Withdrawals: Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any recapture charges and other charges or adjustments. In addition, withdrawals may be subject to a recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 152.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner’s (or oldest joint Owner’s) 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before April 29, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –
The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.

If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement; Or

	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix D under section “IV. LifeGuard Freedom 6 Net” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). (See Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). If elected at issue, the BDB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancements. If elected after issue (subject to availability), the BDB equals Contract Value less (for endorsements issued before April 30, 2012 or on or after April 29, 2013) any recapture charges that would be assessed on a full withdrawal.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner’s attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.75% (assuming Income Stream Level 4 was elected). Also assume that, when the Owner is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner’s attained age of 76, resulting in a new GAWA percentage of 5.25%.

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary (5th Contract Anniversary for endorsements issued before April 30, 2012) following the effective date of this GMWB, the GMWB charge may be increased, subject to the applicable maximum annual charge. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.

Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.75% and the GAWA is $237,500. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 5.25%, then the GAWA will be equal to $262,500 (5.25% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner’s death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner’s (or oldest joint Owner’s) attained age on the continuation date. The GAWA percentage will not change on future step-ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 151.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.
Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal

Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the

Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “IV. LifeGuard Freedom 6 Net”, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
	○	A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.

●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before April 29, 2013) any Contract Enhancement.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2020. At that time, the bonus period is scheduled to expire on December 1, 2030 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2023), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2033. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2035 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2035, and would be scheduled to expire on December 1, 2045. (Please also see Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner’s spouse regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner and the Owner’s spouse to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the

potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate).

The following descriptions of this GMWB’s features are supplemented by a basic example below and the examples in Appendix D under section “IV. LifeGuard Freedom 6 Net”. The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below. Please consult the representative who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant’s life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

•	This guarantee lasts for the duration of the life of the last surviving Covered Life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal

Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life’s death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any. Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments. The withdrawals that exceed the limit are referred to as “Excess Withdrawals”, as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary, and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

Availability of this GMWB may be subject to further limitation.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –
The GWB equals Contract Value, minus (for endorsements issued before April 30, 2012 or on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.

The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

For endorsements issued before April 30, 2012 or on or after September 16, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued on or after April 30, 2012 and before September 16, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix D under “IV. LifeGuard Freedom 6 Net”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life’s attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are three different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; and the Income Stream Level 3 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table
35 – 64	3.00%	3.25%	3.50%
65 – 74	4.00%	4.25%	4.50%
75 – 80	4.50%	4.75%	5.00%
81+	5.00%	5.25%	5.50%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 156).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 37. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (Example 14 in Appendix D under section “IV. LifeGuard Freedom 6 Net” demonstrates how withdrawals affect this GMWB’s guaranteed values). In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract’s RMD (when the RMD is higher than the GAWA) without compromising the endorsement’s guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 60, for more information.)

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –
The GWB is recalculated, equaling the greater of:
●	The GWB before the withdrawal less the withdrawal; Or
●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 14c in Appendix D under section “IV. LifeGuard Freedom 6 Net”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current withdrawal, or

•
The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works: As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective. An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal. A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined. The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors. Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time. At any time, the MEWAR is the greater of:

•	Zero; or

•	The amount equal to:

◦	the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,

◦	the greater of the GAWA or the RMD; less

◦	all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

•	Zero; or

•	The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows: The GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes, if elected at issue, or Contract Value less any recapture charges that would be assessed on a full withdrawal, if elected on a Contract Anniversary (subject to availability).

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

•	Zero; or

•	GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

◦	the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or

◦	zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

•	40% of the GMWB Earnings at the time of the withdrawal; or

•	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

•	40% of the GMWB Earnings at the time of withdrawal;

•	2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

•	The greater of:

◦	zero; or

◦	the GWB less the MEWAR.

Example: For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any. At the time of your withdrawal request, also assume that:

• You and your spouse are age 65	• You have a non-qualified Contract (so there is no applicable RMD)
• Your initial Premium payment was $100,000	• You have not made any additional Premium payments or any
• The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
• Your GWB is $100,000	• Your GAWA percentage is 5%
• Your GAWA is $5,000	• Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of $100,000. Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000). As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000). The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333). The total withdrawal amount requested in this example, therefore, is $8,200, which is the MEWAR plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800). Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero. Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0). Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

Since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal. In addition, since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 14 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.

More on Withdrawals: Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any recapture charges and other charges or adjustments. In addition, withdrawals may be subject to a recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 152.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life’s 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before September 16, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the amount of i) the Premium payment, net of any applicable Premium taxes, and ii) (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base, the GMWB Earnings Determination Baseline or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –
The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.

If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, plus ii) (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement; Or

	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix D under section “IV. LifeGuard Freedom 6 Net” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). (See Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net”.)

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). If elected at issue, the BDB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancements. If elected after issue (subject to availability), the BDB equals Contract Value less (for endorsements issued before April 30, 2012 or on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.

Upon step-up, if the Contract Value is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.50% (assuming Income Stream Level 3 was elected). Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age of 76, resulting in a new GAWA percentage of 5.00%.

Upon step-up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the step-up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary (5th Contract Anniversary for endorsements issued before April 30, 2012) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 3.00%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.50% and the GAWA is $225,000. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 5.00%, then the GAWA will be equal to $250,000 (5.00% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner’s (or either joint Owner’s) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB Adjustment Date will continue to be based on the original effective date of the endorsement or the youngest Covered Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life. No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life’s attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age on the continuation date. The GAWA percentage will not change on future step-ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 151.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.
Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “IV. LifeGuard Freedom 6 Net”, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.

○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued on or after April 30, 2012 and before September 16, 2013) any Contract Enhancement.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2020. At that time, the bonus period is scheduled to expire on December 1, 2030 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2023), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2033. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2035 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2035, and would be scheduled to expire on December 1, 2045. (Please also see Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”).

PLEASE NOTE: SOME OF THE OPTIONAL FEATURES UNDER THESE GMWBS ARE NOT CURRENTLY AVAILABLE. REFER TO THE SUMMARY OF THE AVAILABLE COMBINATIONS OF OPTIONS BELOW FOR MORE INFORMATION.

These are Guaranteed Minimum Withdrawal Benefits (GMWBs) that guarantee the withdrawal of minimum annual amounts for the duration of the life of the Owner (or, in the case of joint Owners, until the death of any joint Owner) and, if for two Covered Lives,* until the death of the Owner and the Owner’s spouse. The amount of withdrawals that you can make will depend on how you combine the many optional features under these GMWBs, but we guarantee the minimum annual withdrawal amount regardless of the performance of the underlying investment options.

* LifeGuard Freedom Flex with Joint Option GMWB provides for coverage for the life of the Owner and Owner’s spouse (“Covered Lives”). In the case of tax-qualified Contracts owned by a natural person, the Owner and the primary spousal Beneficiary named as of the effective date of this endorsement will each be considered a Covered Life. On non-qualified LifeGuard Freedom Flex with Joint Option GMWB Contracts owned by natural persons, the spousal joint Owners will each be considered a Covered Life.

These GMWBs permit, prior to being added to the Contract, a selection among combinations of the following optional features (Options):

•	a range of bonus percentage amounts,

•	annual or quarterly Contract Value step-ups (quarterly step-ups are applied annually based on the highest quarterly Contract Value), and

•	an optional death benefit.

Following is a summary of the available combinations of Options:

LifeGuard Freedom Flex GMWB - Available Option Combinations

Step-Up
Bonus	Annual or Highest Quarterly Contract Value	Freedom Flex Death Benefit (DB)

5%	Annual
5%***	Quarterly
6%	Annual	Yes*
6%***	Quarterly
7%	Annual
7%***	Quarterly

LifeGuard Freedom Flex with Joint Option GMWB-
Available Option Combinations

Step-Up
Annual or Highest Quarterly
Bonus	Contract Value

5%	Annual
5%****	Quarterly
6%	Annual
6%**	Quarterly
7%	Annual

*Not currently offered as of April 28, 2014. This Guaranteed Death Benefit is only available in conjunction with the purchase of the 6% Bonus and Annual Step-Up combination of options within the LifeGuard Freedom Flex GMWB (the “LifeGuard Freedom Flex GMWB 6% Bonus and Annual Step-Ups”).
**No longer offered on or after September 10, 2012.
***No longer offered on or after April 29, 2013.
****No longer offered on or after October 15, 2012.

These GMWBs may be appropriate for those individuals who are looking for a combination of Options within a GMWB that differs from the combinations of specified similar features offered by Jackson under other GMWBs. Thus, the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB allow the Owner (or the Owner and the Owner’s spouse), with the assistance of his or her representative, to select an available combination of Options, consistent with a variety of considerations, such as: his or her expectations of market performance; anticipated timing of subsequent Premiums; needs for future guaranteed annual percentage of withdrawals; expectation of need for early or unscheduled withdrawals to fund then current living expenses and obligations; marital and family status; and tax-qualified or non-tax-qualified purpose of the investment.

Differences in the percentage of a Bonus Option or differences in the method of computing Contract Value for purposes of a step-up Option do not otherwise affect the operation of the resulting combination of Options.

References to “this GMWB” apply to each of the GMWBs, LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, including all of the available combinations of Options and the GAWA% tables that may be available that each provides, as discussed below. In addition, as disclosed in the Fees and Expenses Tables, the charges of each GMWB will vary depending on the mix of Options and the GAWA% table selected. Upon selection of the Options and a request for one of these GMWBs received in Good Order, the Owner will receive an endorsement to the Contract reflecting the selection of Options.

Each combination of Options, other than the combination that includes the LifeGuard Freedom Flex DB (for information about the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 149.) is offered to Owners between the ages of 35 and 80. As explained below with regard to both the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, the timing and amounts of withdrawals have a significant impact on the amount and duration of benefits. The cumulative costs of these GMWBs also are greater the longer the duration of ownership. The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as the For Life Guarantee (59 1/2) and the GWB adjustment (70)) are locked-in. Conversely, forecasts at younger ages may prove less reliable. You should undertake careful consideration and thorough consultation with your representative or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that this GMWB might provide.

These GMWBs may not be terminated by the Owner independently from the Contract to which they are attached.

LifeGuard Freedom Flex GMWB.

The following description of this GMWB is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups and example 13 for the guaranteed withdrawal balance adjustment.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) subject to the following:

•	The guarantee lasts for the duration of the Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the single Owner or the first Owner to die if there are joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee, and it will never become effective. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

•
In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Owners 35 to 80 years old, or 35 to 70 (67 for endorsements issued on or after April 29, 2013 and before September 16, 2013) years old if you select the Option combination that includes the LifeGuard Freedom Flex DB (proof of age is required). This GMWB may be added to a Contract on the Issue Date or, subject to availability, on any Contract Anniversary. Please note, while this GMWB may be added to a Contract on any Contract Anniversary (subject to availability), the LifeGuard Freedom Flex DB is not available after issue and can only be added on the Issue Date. Once added this GMWB cannot be cancelled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB (i) from an individual Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant. However, we do not allow these Ownership changes if they are a taxable event under the Code In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change, will result in termination of the GMWB. Otherwise, changes of Owner are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements.
The GAWA is determined based on the Owner’s (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value, minus (for endorsements issued on or after April 29, 2013) any recapture charges that would be assessed on a full withdrawal.
The GAWA is determined based on the Owner’s (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

For endorsements issued on or after April 29, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued before April 29, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix D under section “V. LifeGuard Freedom Flex”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s or any joint Owner’s death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information. If the For Life Guarantee is not in effect, upon the death of the Owner or the death of any joint Owner or the depletion of the GWB, all payments will cease and Spousal Continuation is not available.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are five different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; the Income Stream Level 3 GAWA% Table; the Income Stream Level 4 GAWA% Table; and the Income Stream Level 5 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table	Income Stream Level 4 GAWA% Table	Income Stream Level 5 GAWA% Table
35 – 64	3.00%	3.25%	3.50%	3.75%	4.00%
65 – 74	4.00%	4.25%	4.50%	4.75%	5.00%
75 – 80	4.50%	4.75%	5.00%	5.25%	5.50%
81+	5.00%	5.25%	5.50%	5.75%	6.00%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 156).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 37. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 6, 7 and 9 in Appendix D under section “V. LifeGuard Freedom Flex” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 60, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix D under section “V. LifeGuard Freedom Flex”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees, recapture charges and other charges or adjustments. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 15. Withdrawals may be subject to a recapture charge on any Contract Enhancement. Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 152.)

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner’s (or oldest joint Owner’s) 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before April 29, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the sum of i) the Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued before April 29, 2013) any Contract Enhancements, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix D under section “V. LifeGuard Freedom Flex” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued before April 29, 2013) any Contract Enhancement; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix D under section “V. LifeGuard Freedom Flex” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculation methods, which must be selected by you at issue and once selected cannot be changed . Under one method the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”) for the applicable 5, 6, and 7% Bonus Options. Under the other method the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below for the applicable 5, 6, and 7% Bonus Options (“Highest Quarterly Contract Value “). (See Examples 8 and 9 in Appendix D under section “V. LifeGuard Freedom Flex”.)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Values on the highest of the four prior quarterly Contract Values as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus (for endorsements issued before April 29, 2013) any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). The initial BDB equals (a) the initial Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements if this GMWB is elected at issue or (b) the Contract Value on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner’s (or the oldest joint Owner’s) attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.75% (assuming Income Stream Level 4 was elected). Also assume that, when the Owner is age 76, a step-up occurs and the applicable Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner’s attained age of 76, resulting in a new GAWA percentage of 5.25%.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is not greater than the BDB prior to step-up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB, the BDB is set equal to that greater Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value, as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value. (subject to a $5 million maximum).
If the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB is prior to the step-up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in the charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonus that would have been credited during the period when the GWB bonus provision was discontinued.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.75% and the GAWA is $237,500. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 5.25%, then the GAWA will be equal to $262,500 (5.25% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you, which Contract Value is used to calculate the step-up, and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or any Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Also see the “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 149, for the death benefit that differs from the Contract’s death benefit and is available only at issue and in combination with the selection of the 6% Bonus, and the Annual Anniversary Contract Value Step-up.
Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit and the LifeGuard Freedom Flex DB.

Spousal Continuation. In the event of the Owner’s death (or any Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner’s death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner’s (or oldest joint Owner’s) attained age on the continuation date (as if that person survived to that date). The GAWA percentage will not change on future step-ups, even if the Contract Value, as determined based on (as applicable) either the Contract Anniversary Value or the Highest Quarterly Contract Value, exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 151.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner’s death (or any Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or any Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax-qualified Contract under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 5, 6, or 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6, or 7% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees under the Contract.
	○	A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancements.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6, or 7% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Owner’s (if joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2020. At that time, the bonus period is scheduled to expire on December 1, 2030 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2023), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2033. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2035 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2035, and would be scheduled to expire on December 1, 2045. (Please also see Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

LifeGuard Freedom Flex with Joint Option GMWB.

The description of this GMWB is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 3 for the varying benefit percentage, examples 8 and 9 for the step-ups, example 12 for the For Life guarantees and example 13 for the guaranteed withdrawal balance adjustment.

Except as otherwise discussed below, the election of this GMWB under a non-tax-qualified contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners and joint Annuitants. In these cases, the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant’s life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) subject to the following:

•	This guarantee lasts for the duration of the life of the last surviving Covered Life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee, and it will never become effective. See “Contract Value is Zero” below for more information.

•
If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life’s death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation”

subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary. This GMWB cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. To continue Joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

If you want to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Election” and “Withdrawals” below for more information about the GWB and GAWA.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancement.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value, minus (for endorsements issued on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

For endorsements issued on or after September 16, 2013, Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB. On Contracts with a Contract Enhancement, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. For endorsements issued before September 16, 2013, please note that while Contract Enhancements are effectively included in the GWB calculations at and after issue, potential recapture charges are not included at either time. (See Examples 1 and 2 in Appendix D under section “V. LifeGuard Freedom Flex”.)

The GWB can never be more than $5 million (including upon step-up, the application of a GWB adjustment or the application of any Bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life’s attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are three different GAWA% tables that may be available, each of which provides different GAWA percentages with different charges. The GAWA% tables, listed from the table offering the lowest GAWA percentages for each age group to the table offering the highest GAWA percentages for each age group, are: the Income Stream Level 1 GAWA% Table; the Income Stream Level 2 GAWA% Table; and the Income Stream Level 3 GAWA% Table. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your representative, or contact us at our Annuity Service Center, for information regarding the current availability of the GAWA% tables.

The GAWA percentages for each age group, depending on which GAWA% table you elect, are as follows:

For Endorsements Issued On Or After September 15, 2014:

Ages	Income Stream Level 1 GAWA% Table	Income Stream Level 2 GAWA% Table	Income Stream Level 3 GAWA% Table
35 – 64	3.00%	3.25%	3.50%
65 – 74	4.00%	4.25%	4.50%
75 – 80	4.50%	4.75%	5.00%
81+	5.00%	5.25%	5.50%

If your endorsement was issued before September 15, 2014, different GAWA percentages than those reflected in the above table may apply. Please refer to your Contract endorsement and the related prospectus disclosure for the GAWA percentages applicable under your Contract at the time of purchase. If you need assistance finding this information, please contact your representative, or contact us at our Annuity Service Center. Our contact information is on the first page of the prospectus.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at our Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 156).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 37. Also, please see the “Optional Endorsements” table under the “FEES AND EXPENSES TABLES” beginning on page 4. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the above table. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus update, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 6, 7 and 9 in Appendix D under section “V. LifeGuard Freedom Flex” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 60, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix D under section “V. LifeGuard Freedom Flex”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees, recapture charges and other charges or adjustments. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 15. Withdrawals may be subject to a recapture charge on any Contract Enhancements.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 152.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life’s 70th birthday, Or

•	The 12th Contract Anniversary (10th Contract Anniversary for endorsements issued before September 16, 2013) following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus 200% of the sum of i) the Premium payment, net of any applicable Premium taxes, and ii) (for endorsements issued before September 16, 2013) any Contract Enhancement, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

•
With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements, subject to a maximum of $5,000,000. (See Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Flex”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below under “Step-up”). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 13 in Appendix D under section “V. LifeGuard Freedom Flex” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
●
The GAWA percentage multiplied by the sum of i) the subsequent Premium payment net of any applicable Premium taxes, and ii) (for endorsements issued before September 16, 2013) any Contract Enhancement; Or

● The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Examples 4b and 5b in Appendix D under section “V. LifeGuard Freedom Flex” to see how the GWB is recalculated when the $5 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculation methods, which must be selected by you at issue and once selected cannot be changed. Under one method the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”) for the applicable 5, 6, and 7% Bonus Options. (a “step-up”). Under the other method the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below, for the applicable 5 and 6% Bonus Option (“Highest Quarterly Contract Value “). The step-up for the 7% Bonus Option is only available with the Contract Anniversary Value Step-Up Option. (See Examples 8 and 9 in Appendix D under section “V. LifeGuard Freedom Flex”.)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Values on the highest of the four prior quarterly Contract Values as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

In addition to an increase in the GWB, a step-up allows for a potential increase in the GAWA percentage in the event that the step-up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon step-up is called the Benefit Determination Baseline (BDB). The initial BDB equals (a) the initial Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements, if this GMWB is elected at issue, or (b) the Contract Value less (for endorsements issued on or after September 16, 2013) any recapture charges that would be assessed on a full withdrawal, on the Contract Anniversary on which the endorsement is effective, if elected after issue, as subject to availability.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB and the step-up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 4.50% (assuming Income Stream Level 3 was elected). Also assume that, when the youngest Covered Life is age 76, a step-up occurs and the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age of 76, resulting in a new GAWA percentage of 5.00%.

Upon step-up, if the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is not greater than the BDB prior to step-up, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value, is greater than the BDB, the BDB is set equal to that greater Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future step-up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent Premium payments increase the BDB by the amount of the Premium net of any applicable Premium taxes, plus (for endorsements issued before September 16, 2013) any Contract Enhancements. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a step-up –	The GWB equals the Contract Value, as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, subject to a $5 million maximum.
If the Contract Value, as determined based on (as applicable) the Contract Anniversary Value or the Highest Quarterly Contract Value is greater than the BDB is prior to the step-up, then the BDB is set to equal that greater Contract Value (not subject to any maximum amount); and, if the step-up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to step-up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when withdrawals are made from the Contract.

Upon step-up on or after the 2nd Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge for each available combination of Options. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the step-up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order, and any reinstatement of the GWB bonus provision will not reinstate any bonuses that would have been credited during the period when the GWB bonus provision was discontinued.

The GWB can never be more than $5 million with a step-up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic step-ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a step-up. Also assume that the GAWA percentage is 4.50% and the GAWA is $225,000. If, at the time of step-up, the Contract Value is $6 million, a step-up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 5.00%, then the GAWA will be equal to $250,000 (5.00% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a step-up is right for you and about any increase in charges upon a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this GMWB.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner’s (or either joint Owner’s) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the Continuation Date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB Adjustment Date will continue to be based on the original effective date of the endorsement or the youngest Covered Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦	Step-ups will continue as permitted in accordance with the step-up rules above.
New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life. No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life’s attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age on the Continuation Date (as if that person survived to that date).

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 151.

Termination. This GMWB terminates, subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge, and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or any joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax-qualified Contract under sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 59 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 5, 6, or 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Flex”, particularly example 10. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 5, 6 or 7% of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●
With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes, plus (for endorsements issued  before September 16, 2013) any Contract Enhancements.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 5, 6 or 7% (as applicable) of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the youngest Covered Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up. Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2020. At that time, the bonus period is scheduled to expire on December 1, 2030 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2023), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2033. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2035 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2035, and would be scheduled to expire on December 1, 2045. (Please also see Examples 8 and 9 in Appendix D under section “IV. LifeGuard Freedom 6 Net” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”). The following description of this GMWB is supplemented by the examples in Appendix D under section “VI. MarketGuard Stretch”, particularly example 2 for the varying benefit.

PLEASE NOTE: EFFECTIVE APRIL 27, 2020, THIS ADD-ON BENEFIT IS NO LONGER AVAILABLE ON TAX-QUALIFIED CONTRACTS.

This GMWB is available under Contracts which are purchased by the Owner with proceeds that are payable to the Owner as beneficiary of tax qualified (for Contracts purchased prior to April 27, 2020) or non-qualified death benefits as a result of the death of an owner of a qualified plan or tax-qualified annuity contract (for Contracts purchased prior to April 27, 2020) or the death of an owner of a non-qualified annuity contract. This GMWB is also available to an eligible Beneficiary entitled to death benefit payments under an existing Contract, who will be considered an Owner for purposes of this GMWB. The proceeds must be subject to the minimum distribution requirements of the Internal Revenue Code (the “Code”) applicable to beneficiaries. The distributions that will be made under this GMWB are commonly referred to as “stretch” distributions since they allow beneficiaries to receive payments over a period of time not exceeding their life expectancies.

Availability of this GMWB is subject to the following additional requirements:

•
For Owners age 70 or younger on the date this GMWB is issued, this GMWB must be elected no later than five years after the date of death of the original owner. For Owners age 71 through age 80 on the date this GMWB is issued, this GMWB must be elected before the Owner begins taking distributions (or is required to begin taking distributions) to meet the stretch minimum distribution requirements. For endorsements issued before April 29, 2013, eligible Owners of any age must have elected the GMWB before the Owner began taking distributions (or was required to begin taking distributions) to meet the stretch minimum distribution requirements.

•
This GMWB is not available if a trust was the designated beneficiary of the death benefit proceeds and as a result the Owner must apply the life expectancy payout method using an age different from his or her own.

•
The Owner must meet the applicable minimum distribution requirements by electing the life expectancy payout method as defined under the Code applicable to beneficiaries. This GMWB is not available if the Owner uses other payout methods, including payout methods available only for surviving spouses under special Code rules.

•
The Owner must commence the minimum distributions not later than 1 year after the deceased owner’s death (for non-qualified Contracts) or not later than the end of the calendar year following the calendar year in which the deceased owner died (for tax-qualified Contracts).

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) until the earliest of:

•	The Owner’s death;

•
Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value (The GWB is the guaranteed amount available for future periodic withdrawals); or

•	The Contract Anniversary occurring in the GMWB Maturity Year (please see the “GMWB Maturity Year” section on page 137).

PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract and your tax advisor to be sure that this GMWB ultimately suits your needs.

This GMWB is available to individual Owners up to 80 years old on the latest required date of the first minimum distribution under the Internal Revenue Code applicable to the Contract (proof of age is required); may be added to a Contract on or after the Issue Date; and once added cannot be canceled. If you want to elect this GMWB after the Contract Issue Date (subject to availability), we must receive a request in Good Order. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

This GMWB is available to natural Owners on qualified (for Contracts purchased prior to April 27, 2020) and non-qualified Contracts. It is also available to non-natural Owners on qualified Contracts (for Contracts purchased prior to April 27, 2020). Joint annuitants are not permitted if there is a non-natural Owner.

We allow ownership changes of a Contract with this GMWB only when the Owner is a trust and the ownership change is to the Annuitant. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not described above as a permitted change will result in termination of the GMWB. Otherwise, ownership changes are not allowed. Changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and the required minimum distribution under the Contract (Stretch RMD). Please see “Election” and “Withdrawals” below for more information about the GAWA. For purposes of this GMWB, the Stretch RMD is the amount defined by the Internal Revenue Code as the minimum distribution requirement under the life expectancy payout method applicable to the Contract which is attributable to the proceeds from the death of an owner of a qualified plan, or the death of an owner of a tax-qualified or non-qualified annuity contract. Withdrawals exceeding the above limit cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract after the Issue Date, subject to availability –	The GWB equals Contract Value less the recapture charge on any Contract Enhancement.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Contract Enhancements and the corresponding recapture charges are not included in the calculation of the GWB when this GMWB is added to the Contract on the Issue Date. This is why Premium (net of any applicable Premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you instead add this GMWB to your Contract post issue (subject to availability), the GWB is calculated based on Contract Value, which includes any previously applied Contract Enhancements, and, as a result, we subtract any applicable recapture charge from the Contract Value to calculate the GWB. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value when this GMWB is added to the Contract. (See Example 1 in Appendix D under section “VI. MarketGuard Stretch”.) The GWB can never be more than $5 million, and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, this GMWB may be continued by a Beneficiary. Please see the “Continuation By Beneficiary” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal. For a qualified Contract with a non-natural Owner, the age of the Annuitant is used to determine the GAWA percentage. The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 54	4.5%
55 – 59	5.0%
60+	5.5%

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. We recommend you check with your representative to learn about the current level of the GAWA percentages, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. If we change the GAWA percentages described above, we will follow these procedures:
1) When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a prospectus update to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 156).
2) If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a prospectus update. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.
In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or the Stretch RMD (if greater than the GAWA). If the GWB falls below the GAWA at the end of a Contract Year, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. The tables below clarify what happens in each instance.

This GMWB allows withdrawals greater than the GAWA to meet the Contract’s Stretch RMD without compromising the endorsement’s guarantees. Examples 4 and 5 in Appendix D under section “VI. MarketGuard Stretch” supplement this description. Because the intervals for the GAWA and Stretch RMDs are different, namely Contract Years versus calendar years, and because Stretch RMDs are subject to other conditions and limitations, please see “Stretch RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA and the GMWB Charge Base are unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

For more information about the GMWB Charge Base, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” on page 48.

You may withdraw the greater of the GAWA or Stretch RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or Stretch RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “VI. MarketGuard Stretch”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated, equaling:
	●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any recapture charges and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see “THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT” beginning on page 15. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, Stretch RMDs, withdrawals of asset allocation and advisory fees, partial transfers and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 152.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded. If the date of death of the previous owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the eligibility of GMWB election will be re-determined based on the correct date of death. If it is determined that the GMWB could not have been elected based on the correct date of death, the GMWB will be null and void and all GMWB charges will be refunded.

STRETCH RMD NOTES:  Notice of a Stretch RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. We may require you to set up a systematic withdrawal program to meet the Stretch RMDs. Eligible withdrawals that are specified as Stretch RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of Stretch RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s Stretch RMD requirements. If your requested Stretch RMD exceeds our calculation of the Stretch RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e. recapture charges) and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the Stretch RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, Stretch RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and Stretch RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceeds the greatest of the Stretch RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the Stretch RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2021) is $10. The Stretch RMDs for calendar years 2020 and 2021 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2020 and $8 in the first and second halves of calendar year 2021, then at the time the withdrawal in the first half of calendar year 2021 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2020 to June 30, 2021. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2020 to June 30, 2021 is less than the greater of the Stretch RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix D under section “VI. MarketGuard Stretch”, particularly examples 4 and 5.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your Stretch RMD.

Premiums.

Subsequent Premium payments are only permitted on tax-qualified Contracts purchased prior to April 27, 2020, and must be a transfer from a qualified plan. Subsequent Premium payments must be received within 180 days of the Issue Date.

With each subsequent Premium payment on the Contract -	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix D under section “VI. MarketGuard Stretch” to see how the GWB is recalculated when the $5 million maximum is hit.

GMWB Maturity Year. On the Contract Anniversary occurring in the GMWB Maturity Year, an amount equal to the excess of the GWB over Contract Value will be paid to the Owner. If the GWB is less than the Contract Value, no payment will be made. In either case, the GWB will be set to zero and the GMWB will terminate. The GMWB Maturity Year is determined from the chart below based on the Owner’s attained age on the latest required date for the first Stretch RMD. When determining the GMWB Maturity Year for endorsements issued on or after April 29, 2013, the latest required date for the first Stretch RMD is considered the beginning of the first year. For endorsements issued before April 29, 2013, the endorsement effective date is considered the beginning of the first year.

Age	GMWB Maturity Year	Age	GMWB Maturity Year	Age	GMWB Maturity Year
0	82	27	56	54	30
1	81	28	55	55	29
2	80	29	54	56	28
3	79	30	53	57	27

Age	GMWB Maturity Year	Age	GMWB Maturity Year	Age	GMWB Maturity Year
4	78	31	52	58	26
5	77	32	51	59	26
6	76	33	50	60	25
7	75	34	49	61	24
8	74	35	48	62	23
9	73	36	47	63	22
10	72	37	46	64	21
11	71	38	45	65	20
12	70	39	44	66	20
13	69	40	43	67	19
14	68	41	42	68	18
15	67	42	41	69	17
16	66	43	40	70	16
17	65	44	39	71	16
18	64	45	38	72	15
19	63	46	37	73	14
20	62	47	36	74	14
21	62	48	35	75	13
22	61	49	35	76	12
23	60	50	34	77	12
24	59	51	33	78	11
25	58	52	32	79	10
26	57	53	31	80	10

See Example 6 in Appendix D under “VI. MarketGuard Stretch” to see how the GMWB Maturity Year affects your GMWB.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death while the Contract is still in force, this GMWB terminates without value unless continued by the Beneficiary.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on an annual basis, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB. On the Contract Anniversary occurring in the GMWB Maturity Year, any remaining GWB will be paid to the Owner and no further payments will be made.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, all payments cease and no death benefit is payable, including the Earnings Protection Benefit.

Continuation By Beneficiary. Upon the death of the Owner under a Qualified Plan Contract with a single Beneficiary, the Beneficiary may elect to continue the GMWB. If elected, the GMWB will continue and may not be terminated subsequently. If the GAWA% has been determined, no adjustment will be made to the GWB, the GAWA, the GMWB Charge Base, or the GMWB

Maturity Year, at the time of continuation. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the original Owner’s attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	The date of the Owner’s death, unless the Beneficiary elects to continue a qualified Contract with the GMWB;

•	The first date the GWB equals zero.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. If you have arranged for systematic withdrawals, schedule any planned step-up under a GMWB to occur prior to the withdrawal. Example 7 in Appendix D under sections “I. Safe Guard Max,” “II. AutoGuard 5, AutoGuard 6,” and “III. Jackson Select Protector,” and Example 9 in Appendix D under sections “IV. LifeGuard Freedom 6 Net” and “V. LifeGuard Freedom Flex” illustrates the consequences of a withdrawal preceding a step-up. There is no charge for the Systematic Withdrawal Program; however, recapture charges may apply, and you may have to pay taxes on the money you receive.

If your Contract contains a GMWB containing a Transfer of Assets provision, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMWB Fixed Account. Specific to the GMWB Fixed Account, a specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with a GMWB containing a Transfer of Assets provision, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

Suspension of Withdrawals or Transfers. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	under applicable SEC rules, trading on the New York Stock Exchange is restricted;

•	under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

•	the SEC, by order, may permit for the protection of Contract Owners.

We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account and the GMWB Fixed Account for up to six months or the period permitted by law.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us. The Income Date is the day those payments begin. Once income payments begin, the Contract cannot be returned to the accumulation phase. You can choose the Income Date and an income option. All of the Contract Value must be annuitized. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date. You must give us written notice at least seven days before the scheduled Income Date. Income payments must begin by the Contract Anniversary on or next following your 95th birthday under a non-qualified Contract, or by such earlier date as required by the applicable qualified plan, law or regulation.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 72 (70 1/2 if you reached age 70 1/2 before January 1, 2020) (or such other age as required by law). Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 72 (70 1/2 if you reached age 70 1/2 before January 1, 2020) or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities. Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions. Unless you tell us otherwise, your income payments will be based on the variable and fixed options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually or annually. Or you can choose a single lump-sum payment. If you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income. Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

Variable Income Payments. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

•	the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;

•	the amount of any applicable Premium taxes or recapture charges deducted from your Contract Value on the Income Date;

•	which income option you select; and

•
the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 3%, and if you select an income option with a life contingency, the age and gender of the Annuitant. State variations may apply.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select. If that performance (measured by changes in the value of Annuity Units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease. Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time. Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time. If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.

Income Options. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant). The following income options may not be available in all states.

Option 1 - Life Income. This income option provides monthly payments for your life. No further payments are payable after your death. Thus, it is possible for you to receive only one payment if you died prior to the date the second payment was due.

Option 2 - Joint and Survivor. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you. Upon the death of either person, the monthly payments will continue during the lifetime of the survivor. No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With at Least 120 or 240 Monthly Payments. This income option provides monthly payments for the Annuitant’s life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment. The calculation of the lump-sum payment results in a Commutation Fee, which is further discussed on page 50.

Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation). The calculation of the lump-sum payment results in a Commutation Fee, which is further discussed on page 50.

Additional Options - We may make other income options available.

No withdrawals are permitted during the income phase under an income option that is life contingent.

DEATH BENEFIT

The Contract has a death benefit, namely the basic death benefit, which is payable during the accumulation phase. Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state. For more information about the availability of an optional death benefit in your state, please see the application, check with the registered representative helping you to purchase the Contract or contact us at our Annuity Service Center. Our contact information is on the first page of this prospectus. Once an optional death benefit is chosen, it cannot be canceled except upon conversion, (if conversion is permitted), or upon spousal continuation in the case of the LifeGuard Freedom Flex DB.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered in selecting the death benefits in combination with a GMWB. Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.

The death benefit is due following our receipt of all required documentation in Good Order. Required documentation includes proof of death, a claim form, and any other documentation we reasonably require. If we have received proof of death and any other required documentation, we will calculate the share of the death benefit due to a Beneficiary of record using Contract values established at the close of business on the date we receive from that Beneficiary a claim form with a payment option elected. If we have not received proof of death or any other required documentation, we will calculate the share of the death benefit due to a Beneficiary of record using Contract values established at the close of business on the date we receive any remaining required documentation. As a result, market fluctuation may cause the calculation of a Beneficiary's death benefit share to differ from the calculation of another Beneficiary's death benefit share. We will pay interest on a Beneficiary's death benefit share as required by law.

We will pay the Contract's basic death benefit unless you have elected the Earnings Protection Benefit and/or one of the other death benefit endorsements. If the Contract includes a guaranteed minimum death benefit, we will, according to the Contract's current allocation instructions on file, deposit into the Contract's Investment Divisions and Fixed Account the amount by which the guaranteed minimum death benefit exceeds the Contract's account value established at the close of business on the date we receive all documentation in Good Order from the first Beneficiary to submit a claim form.

Basic Death Benefit. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the Beneficiary. Any other Beneficiary designated will be treated as a contingent Beneficiary. Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

The death benefit equals the greater of:

•	your Contract Value as of the end of the Business Day on which we have received all required documentation from your Beneficiary; or

•
the total Premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges) in the same proportion that the Contract Value was reduced on the date of the withdrawal.

Earnings Protection Benefit (“EarningsMax”). The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death. If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then, the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value, including any Contract Enhancement, exceeds the Remaining Premiums. If the earnings amount is negative, i.e., the total Remaining Premiums are greater than your Contract Value, no Earnings Protection Benefit will be paid. In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the Remaining Premiums, excluding Remaining Premiums paid in the 12 months prior to the date of your death (other than your initial Premium if you die in the first Contract year).

As described below, if your spouse exercises the Special Spousal Continuation Option (please see “Special Spousal Continuation Option” on page 151) upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit. If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse’s death we will pay an Earnings Protection Benefit if the Contract has accrued additional earnings since your death. In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in “Special Spousal Continuation Option” beginning on page 151). In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the Contract Value after application of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value) plus Remaining Premiums paid on or after the Continuation Date (excluding Remaining Premiums paid within 12 months of your spouse’s death).

You must elect the Earnings Protection Benefit when you apply for your Contract. Once elected, the benefit may not be terminated. However, if the Contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

No Earnings Protection Benefit (other than a “continuation adjustment” described below in “Special Spousal Continuation”) will be paid:

•	if your Contract is in the income phase at the time of your death;

•	if there are no earnings in your Contract; or

•	if your spouse exercises the Special Spousal Continuation Option (described below) and either

◦	is age 76 or older at the Continuation Date or

◦	elects to discontinue the Earnings Protection Benefit.
The Earnings Protection Benefit may not be available in your state. See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

Optional Death Benefits. Several optional death benefits are available at issue or upon conversion (subject to availability), in lieu of or in addition to any Earnings Protection Benefit, which are designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on the amount of the basic death benefit. Because there is an additional annual charge for each of these optional death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract’s basic death benefit before selecting an optional death benefit. Except for LifeGuard Freedom Flex DB, all optional death benefits are available if you are 79 years of age or younger on the

Contract’s Issue Date. The LifeGuard Freedom Flex DB is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB (with 6% Bonus and Annual Step-Up Options) and only if the Owner is 35 to 70 (67 for endorsements issued on or after April 29, 2013 and before September 16, 2013) years of age on the date the endorsement is added to the Contract. The older you are at the time of selection, the less advantageous it would be for you to select an optional death benefit. These optional death benefits are subject to our administrative rules to assure appropriate use. Our administrative rules may be changed, as necessary.

Depending on when and in what state you applied for the Contract: the availability of an optional death benefit may have been different and how an optional death benefit is calculated varies – as noted below.

For purposes of these optional death benefits, “Net Premiums” are defined as your Premium payments net of Premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal. Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%. Similarly, with the “Highest Anniversary Value” or “Highest Quarterly Anniversary Value” component, the adjustment to your Contract Value for any withdrawals (including applicable charges and deductions) will have occurred proportionally at the time of the withdrawals.

Following are the calculations for the optional death benefits. For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

5% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the 5% Roll-up Death Benefit will be determined as of the end of any Business Day and is equal to:

•	The Step-Up Value on the most recent Step-Up Date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,

•
Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value, compounded at an annual interest rate of 5% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement’s effective date. The interest rate is 3% per annum for all ages in Washington State.

All such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge). For total withdrawals up to 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 5% Roll-up Death Benefit.

The Step-Up Date is initially equal to the endorsement’s effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement’s effective date is the Contract’s Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement’s effective date if the effective date is after the Contract’s Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement’s effective date or the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.
The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMDB Benefit Base on the Income Date; and

(b)	= the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

6% Roll-up Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

PLEASE NOTE: EFFECTIVE APRIL 30, 2012, THE 6% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the 6% Roll-up Death Benefit will be determined as of the end of any Business Day and is equal to:

•	The Step-Up Value on the most recent Step-Up Date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,

•	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value,

compounded at an annual interest rate of 6% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday.

However, the interest rate is 5% per annum if you are 70 years old or older on the endorsement’s effective date. The interest rate is 3% per annum for all ages in Washington State.

All such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge). For total withdrawals up to 6% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this 6% Roll-up Death Benefit.

The Step-Up Date is initially equal to the endorsement’s effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement’s effective date is the Contract’s Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement’s effective date if the effective date is after the Contract’s Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement’s effective date or the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMDB Benefit Base on the Income Date; and

(b)	= the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

The GMDB Benefit Base for the Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greatest of the adjusted quarterly Contract Values on the endorsement’s effective date and on any Contract Quarterly Anniversary following the endorsement’s effective date but prior to the Owner’s 81st birthday. Each adjusted quarterly Contract Value is equal to:

•	The Contract Value on the endorsement’s effective date or Contract Quarterly Anniversary, as applicable,

•	Less any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the GMDB Benefit Base, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the GMDB Benefit Base in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Death Benefit.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMDB Benefit Base on the Income Date; and

(b)	= the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE COMBINATION 5% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the Combination 5% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

•	The Step-Up Value on the most recent Step-Up Date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,

•	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value,

compounded at an annual interest rate of 5% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday.

However, the interest rate is 4% per annum if you are 70 years old or older on the endorsement’s effective date. The interest rate is 3% per annum for all ages in Washington State.

For purposes of calculating the Roll-Up Component, all such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge). For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement’s effective date and on any Contract Quarterly Anniversary following the endorsement’s effective date but prior to the Owner’s 81st birthday. Each adjusted quarterly Contract Value is equal to:

•	The Contract Value on the endorsement’s effective date or Contract Quarterly Anniversary, as applicable,

•	Less any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Death Benefit.

The Step-Up Date is initially equal to the endorsement’s effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement’s effective date is the Contract’s Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement’s effective date if the effective date is after the Contract’s Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement’s effective date or the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMDB Benefit Base on the Income Date; and

(b)	= the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit, changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)	your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)	total Net Premiums since your Contract was issued; or

(c)	your GMDB Benefit Base.

PLEASE NOTE: EFFECTIVE APRIL 30, 2012, THE COMBINATION 6% ROLL-UP AND HIGHEST QUARTERLY ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The GMDB Benefit Base for the Combination 6% Roll-up and Highest Quarterly Anniversary Value Death Benefit will be determined as of the end of any Business Day and is equal to the greater of (a) or (b):

(a) is the Roll-Up Component which is equal to:

•	The Step-Up Value on the most recent Step-Up Date,

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to the determination of the Step-Up Value,

•	Less any withdrawal adjustments for withdrawals taken subsequent to the determination of the Step-Up Value,

compounded at an annual interest rate of 6% from the Step-Up Date until the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday.

However, the interest rate is 5% per annum if you are 70 years old or older on the endorsement’s effective date. The interest rate is 3% per annum for all ages in Washington State.

For purposes of calculating the Roll-Up Component, all such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge). For total withdrawals up to 6% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar-for-dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 6% of the Roll-Up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-Up Component immediately prior to the excess withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the excess withdrawals (including any applicable charges and adjustments to such excess withdrawals). Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Roll-up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement’s effective date and on any Contract Quarterly Anniversary following the endorsement’s effective date but prior to the Owner’s 81st birthday. Each adjusted quarterly Contract Value is equal to:

•	The Contract Value on the endorsement’s effective date or Contract Quarterly Anniversary, as applicable,

•	Less any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),

•	Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals, particularly excess withdrawals, may prematurely reduce the value of this Highest Quarterly Anniversary Value Component.

The Step-Up Date is initially equal to the endorsement’s effective date, and the Step-Up Value is initially equal to: (a) the initial Premium paid (net of any applicable Premium taxes) if the endorsement’s effective date is the Contract’s Issue Date; or (b) the Contract Value, less any recapture charges, as of the endorsement’s effective date if the effective date is after the Contract’s Issue Date. If the Contract Value is greater than the GMDB Benefit Base upon the earlier of the 7th Contract Anniversary following the endorsement’s effective date or the Contract Anniversary immediately preceding the Owner’s (or oldest Joint Owner’s) 81st birthday, the Step-Up Date is set equal to that Contract Anniversary, and the Step-Up Value is set equal to the Contract Value on that Step-Up Date.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are not allowed.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date), then the death benefit amount is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMDB Benefit Base on the Income Date; and

(b)	= the Contract Value on the Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of the Owner’s death is received by the Company in Good Order. If the Owner is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

LifeGuard Freedom Flex DB, if elected, replaces your basic death benefit and is the only death benefit during the accumulation phase of your Contract. The LifeGuard Freedom flex DB is the greater of:

(a)	The Contract’s Basic Death Benefit (see the description above); or

(b)	The GMWB Death Benefit, as calculated under this death benefit.

PLEASE NOTE: EFFECTIVE APRIL 28, 2014, THE LIFEGUARD FREEDOM FLEX DB IS NOT CURRENTLY AVAILABLE TO ADD TO A CONTRACT.

The LifeGuard Freedom Flex DB is available only at issue and in conjunction with the 6% Bonus and Annual Step-Up combination of options under the LifeGuard Freedom Flex GMWB and only if the owner is 35 to 70 (67 for endorsements issued on or after April 29, 2013 and before September 16, 2013) years of age on the date that the endorsement is issued in connection with the Contract. At election, the GMWB Death Benefit equals the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Guaranteed Withdrawal Balance (GWB). When purchased at Contract issuance, the GWB is your initial Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement on the Premium payments.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups Option Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged. If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the excess withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD; and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the excess withdrawal. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent Premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, plus (for endorsements issued before April 29, 2013) any Contract Enhancement, subject to a maximum of $5,000,000.

In addition, on the 7th Contract Anniversary following the effective date of the endorsement, the GMWB Death Benefit will automatically step up to the Contract Value if the Contract Value is greater than the GMWB Death Benefit, subject to a maximum of $5,000,000.

The GMWB Death Benefit is not adjusted upon Step-Up of the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups GWB, the application of the GWB adjustment or the application of any bonus. The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

Upon continuation of the Contract by a spousal Beneficiary, the surviving spouse may elect to terminate LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups, in which case the GMWB death benefit will be included in the calculation of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value). If the spouse does not make such an election, the endorsement, including the death benefit thereunder, will continue in accordance with its terms, but the GMWB death benefit will not be included in the continuation adjustment.

For more information about how the LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups works, including how the GWB and GAWA are calculated, please see “LifeGuard Freedom Flex GMWB” beginning on page 109.

Unlike the basic death benefit, LifeGuard Freedom Flex 6% Bonus and Annual Step-Ups may provide a death benefit on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Owner attains the age of 95, then this endorsement terminates and no death benefit under the endorsement is payable. However, if the Income Date is on the date the Owner attains age of 95 (the latest possible Income Date) and one of the following income options is elected, then the corresponding death benefit is payable:

•
Life Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

•
Specified Period Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, no Owner is deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner(s) along with the remaining GWB.

•
Life Income. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMWB Death Benefit on the Income Date; and

(b)	= the Contract Value on the Income Date.

•
Joint and Survivor. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor payee’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMWB Death Benefit on the Income Date; and

(b)	= the Contract Value on the Income Date.

•
Life Annuity With at Least 120 Monthly Payments. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to the excess, if any, of (a) minus (b) where:

(a)	= the GMWB Death Benefit on the Income Date; and

(b)	= the Contract Value on the Income Date.

The death benefits under the Income Options vary depending on which Income Option you select. Either the GMWB Death Benefit calculation, described above, with or without any remaining GWB, or the excess of the GMWB Death Benefit calculation over the Contract Value is payable. Each is computed on the Income Date. For more information on these Income Options, see “LifeGuard Freedom Flex GMWB – Annuitization” beginning on page 119, and “Income Options” beginning on page 140.

Payout Options. The basic death benefit and the optional death benefits can be paid under one of the following payout options:

•	single lump-sum payment; or

•	payment of entire death benefit within 5 years of the date of death; or

•
payment of the entire death benefit under an income option over the Beneficiary’s lifetime or for a period not extending beyond the Beneficiary’s life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary’s lifetime or for a period not extending beyond the Beneficiary’s life expectancy, with the balance of the death benefit payable to the Beneficiary. Any portion of the death benefit not applied under an income option within one year of the Owner’s death, however, must be paid within five years of the date of the Owner’s death.

Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

Unless the Beneficiary chooses to receive the entire death benefit in a single sum, the Beneficiary must elect a payout option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death. If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name. For more information, please see “Special Spousal Continuation Option” below.

Pre-Selected Payout Options. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date. However, at the time of your death, we may modify the death benefit payout option if the death benefit you selected exceeds the life expectancy of the Beneficiary. If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death. The Pre-selected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option, no death benefit will be paid at that time. Moreover, except as described below, we will contribute to the Contract a continuation adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value. A continuation adjustment will not be made if your Contract includes the LifeGuard Freedom Flex DB and your spouse continues that benefit after your death. We calculate the continuation adjustment amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary’s written request to continue the Contract (the “Continuation Date”). We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name under the Special Spousal Continuation Option, the new Contract Value will be considered the initial Premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate many of the optional benefits you elected. However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse’s death. A GMWB will terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue the Contract. Some GMWBs may be terminated by your spouse on the Continuation Date. For more information, please see the respective GMWB subsections in this prospectus. Any optional Guaranteed Minimum Death Benefit will continue for your spouse unless your spouse chooses to remove it, or (except for LifeGuard Freedom Flex DB) your spouse is age 80 or older at the time of continuation.

Unless your spouse discontinues the Earnings Protection Benefit on the Continuation Date, charges for the benefit will be deducted even though no Earnings Protection Benefit will apply if your spouse is 76 or older when the Contract is continued.

The Special Spousal Continuation Option is available to elect one time on the Contract. However, if you have elected the Pre-selected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code. The Pre-selected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date. If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the Beneficiary becomes the Owner. If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules. If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected. Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant’s death.

TAXES

The following is only general information and is not intended as tax advice to any individual. Additional tax information is included in the SAI. You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts - General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal, including withdrawals under any GMWB you may elect, or an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts - Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts - Withdrawals and Income Payments. Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. In contrast, a part of each income payment under a non-qualified Contract is generally treated as a non-taxable return of Premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract. This penalty tax will not apply to any amounts:

•	paid on or after the date you reach age 59 1/2;

•	paid to your Beneficiary after you die;

•	paid if you become totally disabled (as that term is defined in the Code);

•
paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

•	paid under an immediate annuity; or

•	which come from Premiums made prior to August 14, 1982.

As of 2013, the taxable portion of distributions from a non-qualified annuity Contract are considered investment income for purposes of the Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisers for more information.

Non-Qualified Contracts - Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner’s death.

The requirements of (b) above can be considered satisfied if any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner’s “designated beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts - Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals and income payments under tax-qualified Contracts. The Code also imposes required minimum distribution for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals - Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an Owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Code); or

•	experiences hardship. However, in the case of hardship, the Owner can only withdraw the Premium and not any earnings.

Withdrawals - Roth IRAs. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual’s death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

Constructive Withdrawals - Investment Adviser Fees. In a series of Private Letter Rulings, the Internal Revenue Service has held that the payment of investment adviser fees from a Contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings:

•	there was a written agreement providing for payments of the fees solely from the annuity Contract,

•	the Contract Owner had no liability for the fees, and

•	the fees were paid solely from the annuity Contract to the adviser.

Death Benefits. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

Assignment. An assignment of your Contract will generally be a taxable event. Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of your Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. We believe that the underlying investments are being managed so as to comply with these requirements. A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the Contract Owner and Jackson regarding the availability of a particular investment option and other than the Contract Owner’s right to allocate Premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract currently offers 135 Investment Divisions and at least one Fixed Account option, and, if more than 99 options are offered, a Contract Owner’s Contract Value can be allocated to no more than 99 variable and fixed options at any one time. The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 25 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee’s beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution; or

(c)	a hardship withdrawal.
JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii) while we impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. You can arrange to have a dollar amount or percentage of money periodically transferred automatically from one Investment Division to any number of the Investment Divisions if you have at least $15,000 of Contract Value. The periodic transfer intervals may be monthly, quarterly, semi-annually or annually. Dollar Cost Averaging theoretically gives you a lower average cost per unit for the Investment Divisions over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.

There is no charge for Dollar Cost Averaging. You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions. You should consult with your Jackson representative with respect to the current availability of Dollar Cost Averaging. Certain restrictions may apply.

Earnings Sweep. You can choose to move your earnings from the Money Market Investment Division on a monthly basis, and there is no minimum transfer amount. Earnings Sweep may only be added within 30 days of the issue date of your Contract.

There is no charge for Earnings Sweep. You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions. You should consult with your Jackson representative with respect to the current availability of Earnings Sweep. Certain restrictions may apply.

Rebalancing. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions periodically to maintain your selected allocation percentages. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

There is no charge for Rebalancing. You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions. You should consult with your Jackson representative with respect to the current availability of Rebalancing. Certain restrictions may apply.

Free Look. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it. We will return

•	the Contract Value, plus

•	any fees (other than asset-based fees) and expenses deducted from the Premiums, minus

•	any applicable Contract Enhancement recapture charge.

We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract (subject to state variations). We will return Premium payments where required by law. We will pay the applicable free look proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a free look request, we may delay payment of the free look proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds. In some states, we are required to hold the Premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the Premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising. From time to time, we may advertise several types of performance of the Investment Divisions.

•	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•	Standardized average annual total return is calculated in accordance with SEC guidelines.

•
Non-standardized total return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of the annual contract maintenance charge, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features. The deduction of charges for optional features would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant’s retirement, death, attainment of age 72 (70 1/2 if you reached age 70 1/2 before January 1, 2020) or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved contract or vendor during the period of ORP participation. These requirements will apply to any other jurisdiction with comparable requirements.

Modification of Your Contract. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract. Any change or waiver must be in writing. We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

Confirmation of Transactions. We will send you a written statement confirming that a financial transaction, such as a Premium payment, withdrawal, or transfer has been completed. This confirmation statement will provide details about the transaction. Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions. If you believe an error has occurred you must notify us in writing within 30 days of receipt of the statement so we can make any appropriate adjustments. If we do not receive notice of any such potential error, we may not be responsible for correcting the error.

Legal Proceedings. Jackson and its subsidiaries are defendants in class actions and a number of civil proceedings arising in the ordinary course of business and otherwise. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Services
Purchase of Securities Being Offered
Underwriters
Calculation of Performance
Additional Tax Information
Annuity Provision
Net Investment Factor
Condensed Financial Information
Financial Statements of the Separate Account
Financial Statements of Jackson

APPENDIX A
TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones Industrial Average,” and “The Dow 10,” “STANDARD & POOR’S ® ,” “S&P ® ,” “S&P 500 ® ,” “S&P MIDCAP 400 Index ® ,” “STANDARD & POOR’S MIDCAP 400 Index ® ,” “S&P SmallCap 600 Index ® ,” and “STANDARD & POOR’S 500 ® ” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). “Dow Jones ® ”, “Dow Jones Industrial Average”, “DJIA ® ”, “The Dow ® ” and “The Dow ® 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company ® (“Jackson”).

Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Small Cap Index Fund, and JNL/Mellon Dow SM Index Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson, but which may be similar to and competitive with Products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

Dow Jones, SPDJI and their respective affiliates do not:

•	Sponsor, endorse, sell or promote the Products.

•	Recommend that any person invest in the Products.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

•	Have any responsibility or liability for the administration, management or marketing of the Products.

•	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,
• Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:
• The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;
• The accuracy or completeness of the Indexes and its data;
• The merchantability and the fitness for a particular purpose or use of the Indexes and its data;
• Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;

•    Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

DoubleLine is a registered service mark of DoubleLine Capital LP.

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to Jackson National Life Insurance Company (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100® IndexTM registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NASDAQ®, and Nasdaq-100® IndexTM, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Nasdaq® 100 Index Fund has not been passed on by the Corporations as to their legality or suitability. The JNL/Mellon Nasdaq® 100 Index Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON NASDAQ® 100 INDEX FUND.

THE FOLLOWING APPLIES TO THE JNL/AMERICAN FUNDS BALANCED FUND, THE JNL/AMERICAN FUNDS CAPITAL INCOME BUILDER FUND, THE JNL/AMERICAN FUNDS GLOBAL GROWTH FUND, THE JNL/AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND, THE JNL/AMERICAN FUNDS INTERNATIONAL FUND, THE JNL/AMERICAN FUNDS NEW WORLD FUND, THE JNL MULTI-MANAGER INTERNATIONAL SMALL CAP FUND, THE JNL MULTI-MANAGER MID

CAP FUND, THE JNL MULTI-MANAGER SMALL CAP GROWTH FUND, THE JNL MULTI-MANAGER SMALL CAP VALUE FUND, THE JNL/AQR LARGE CAP DEFENSIVE STYLE FUND, THE JNL/AQR LARGE CAP RELAXED CONSTRAINT U.S. EQUITY FUND, THE JNL/BLACKROCK ADVANTAGE INTERNATIONAL FUND, THE JNL/BLACKROCK GLOBAL ALLOCATION FUND, THE JNL/BLACKROCK LARGE CAP SELECT GROWTH FUND, THE JNL/BOSTON PARTNERS GLOBAL LONG SHORT EQUITY FUND, THE JNL/CAUSEWAY INTERNATIONAL VALUE SELECT FUND, THE JNL/CLEARBRIDGE LARGE CAP GROWTH FUND, THE JNL/DFA INTERNATIONAL CORE EQUITY FUND, THE JNL/DFA INTERNATIONAL CORE EQUITY FUND, THE JNL/DFA U.S. CORE EQUITY FUND, THE JNL/DFA U.S. SMALL CAP FUND, THE JNL/FRANKLIN TEMPLETON INTERNATIONAL SMALL CAP FUND, THE JNL/GQG EMERGING MARKETS EQUITY FUND, THE JNL/HARRIS OAKMARK GLOBAL EQUITY FUND, THE JNL/HEITMAN U.S. FOCUSED REAL ESTATE FUND, THE JNL/INVESCO DIVERSIFIED DIVIDEND FUND, THE JNL/INVESCO INTERNATIONAL GROWTH FUND, THE JNL/INVESCO SMALL CAP GROWTH FUND, THE JNL/JPMORGAN GLOBAL ALLOCATION FUND, THE JNL/JPMORGAN MIDCAP GROWTH FUND, THE JNL/LAZARD INTERNTATIONAL STRATEGIC EQUITY FUND, THE JNL/LOOMIS SAYLES GLOBAL GROWTH FUND, THE JNL/MFS MID CAP VALUE FUND, THE JNL/MELLON INTERNATIONAL INDEX FUND, THE JNL/MELLON EMERGING MARKETS INDEX FUND, THE JNL/MELLON MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CONSUMER STAPLES SECTOR FUND, THE JNL/MELLON MATERIALS SECTOR FUND, THE JNL/MELLON INDUSTRIALS SECTOR FUND, THE JNL/MELLON REAL ESTATE SECTOR FUND, THE JNL/MELLON MSCI WORLD INDEX FUND, THE JNL/MELLON COMMUNICATION SERVICES SECTOR FUND, THE JNL/MELLON CONSUMER DISCRETIONARY SECTOR FUND, THE JNL/MELLON FINANCIAL SECTOR FUND, THE JNL/MELLON HEALTHCARE SECTOR FUND, THE JNL/MELLON ENERGY SECTOR FUND, THE JNL/MELLON INFORMATION TECHNOLOGY SECTOR FUND, THE JNL/MELLON UTILITIES SECTOR FUND, THE JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND, THE JNL/T. ROWE PRICE MID-CAP GROWTH FUND, THE JNL/T. ROWE PRICE VALUE FUND, THE JNL/VANGUARD EQUITY INCOME FUND, JNL/VANGARD INTERNATIONAL FUND, THE JNL/WCM FOCUSED INTERNATIONAL EQUITY FUND, AND THE JNL/WMC VALUE FUND (COLLECTIVELY, THE “JNL FUNDS”).

THE JNL FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL FUNDS OR THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL FUNDS IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.

NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL FUNDS, OWNERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine Shiller Enhanced CAPE Fund. The Shiller Barclays CAPE™ US Sector ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust (“JNLST”) as the Issuer of JNL/DoubleLine Shiller Enhanced CAPE Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE US Sector ER USD Index is the licensing of the Shiller Barclays CAPE US Sector ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine Shiller Enhanced CAPE Fund or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund. Additionally, JNLST or JNL/DoubleLine Shiller Enhanced CAPE Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE US Sector ER USD Index in connection with JNL/DoubleLine Shiller Enhanced CAPE Fund investors acquire JNL/DoubleLine Shiller Enhanced CAPE Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE US Sector ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine Shiller Enhanced CAPE Fund. The JNL/DoubleLine Shiller Enhanced CAPE Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine Shiller Enhanced CAPE Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE US Sector ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine Shiller Enhanced CAPE Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine Shiller Enhanced CAPE Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE US Sector ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine Shiller Enhanced CAPE Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Shiller Barclays CAPE US Sector ER USD Index. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Shiller Barclays CAPE US Sector ER USD Index, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE Shiller Barclays CAPE US Sector ER USD Index BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE SHILLER ENHANCED CAPE FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

iShares® and BlackRock® are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license.  BlackRock makes no representations or warranties regarding the advisability of investing in any product or service offered by Jackson National Life Insurance Company (“Jackson”). BlackRock has no obligation or liability in connection with the operation, marketing, trading or sale of any product or service offered by Jackson.

Morningstar® and Wide Moat FocusSM Index are service marks of Morningstar, Inc. (Morningstar) and have been licensed for use for certain purposes by a Jackson National Asset Management, LLC (“JNAM”).

JNL/Morningstar Wide Moat Index Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of the JNL/Morningstar Wide Moat Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Morningstar Wide Moat Index Fund in particular or the ability of the Morningstar® Wide Moat FocusSM Index to track general stock market performance. Morningstar’s only relationship to JNAM is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) the Wide Moat FocusSM Index which is determined, composed and calculated by Morningstar without regard to JNAM or the JNL/Morningstar Wide Moat Index Fund. Morningstar has no

obligation to take the needs of JNAM or the owners of JNL/Morningstar Wide Moat Index Fund into consideration in determining, composing or calculating the Wide Moat FocusSM Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the JNL/Morningstar Wide Moat Index Fund or the timing of the issuance or sale of the JNL/Morningstar Wide Moat Index Fund or in the determination or calculation of the equation by which the JNL/Morningstar Wide Moat Index Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the JNL/Morningstar Wide Moat Index Fund.

MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL/MORNINGSTAR WIDE MOAT INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Fidelity Institutional Asset Management is a registered service mark of FMR LLC. Used with permission.

The JNL/RAFI ® Fundamental Europe Fund, JNL/RAFI Fundamental Asia Developed Fund, JNL/RAFI Fundamental U.S. Small Cap Fund, and JNL/RAFI Multi-Factor U.S. Equity Fund (the "JNL/RAFI Funds") are not sponsored, offered, or sold in any manner by RAFI Indices, LLC or any of its affiliates, licensors or contractors (the "RAFI Parties") nor do any of the RAFI Parties offer to any person purchasing a product that uses or incorporates a product based on an Index any express or implicit guarantee, warranty or assurance either with regard to the results of using the RAFI Multi-Factor ® US Index, RAFI Fundamental US Small Index, RAFI Fundamental Europe Index, and RAFI Fundamental Asia Developed Index (each an "Index") or the Index Price at any time or in any other respect. Each Index is calculated and published by the RAFI Parties. The RAFI Parties use commercially reasonable efforts to ensure that the Index is calculated correctly. None of the RAFI Parties shall be liable to any person purchasing a product that uses or incorporates a product based on the Index for any error, omission, inaccuracy, incompleteness, delay, or interruption in the Index or any data related thereto or have any obligation to point out errors in the Index to any person. Neither publication of each Index by the RAFI Parties nor the licensing of the Index or Index trademark for the purpose of use in connection with the JNL/RAFI Funds constitutes a recommendation by any of the RAFI Parties to invest in nor does it in any way represent an assurance, endorsement or opinion of any of the RAFI Parties with regard to any investment in the JNL/RAFI Funds. The trade names Fundamental Index ® and RAFI ® are registered trademarks of Research Affiliates, LLC in the US and other countries.

APPENDIX B

CONTRACT ENHANCEMENT RECAPTURE CHARGE PROSPECTUS EXAMPLES

Example 1 illustrates the application of the 2% Contract Enhancement endorsement to a Contract with a single Premium payment and the application of recapture charges upon a partial withdrawal. This example assumes that the Contract is issued on October 1, 2012, and that the Contract Value grows to $126,360.11 by September 30, 2016. The Contract Owner requests that he or she be sent $100,000 on September 30, 2016. The Contract Value will have to be reduced by not only the $100,000, but also by the applicable Recapture Charge owed to us given the amount of Premium withdrawn that is subject to those charges, as illustrated below.

Example 1
10/1/2012 :	Contract Issue Date
$100,000.00 :	Premium
2.00% :	Contract Enhancement Percentage
$2,000.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (2.00%))
1.25% :	Recapture Charge Percentage for Completed Year 3-4 (RC%)
5.50% :	Hypothetical Net Return

At end of Year 4
9/30/2016
$126,360.11 :	Contract Value at end of Year 4
$100,000.00 :	Net Withdrawal Amount (The amount requested to be sent.)
$26,360.11 :	Earnings (Contract Value ($126,360.11) less Premium ($100,000)), which are presumed to be withdrawn first and without charges.
$73,639.89 :	Net Withdrawal Amount requested ($100,000) minus Earnings ($26,360.11).
$74,572.04 :
Corresponding Premium. The amount to which the appropriate recapture charge percentage is applied. This amount is determined by multiplying the Net Withdrawal Amount requested minus Earnings ($73,639.89) by a factor determined by the percentage amount of the applicable charge. It is the actual amount of Premium that will need to be withdrawn to send the Contract Owner the Net Withdrawal Amount and apply the remainder to pay the charges to us. In this example, the corresponding Premium is specifically calculated as follows: $73,639.89 X (1/[1 – 1.25%]) = $74,572.04. In this calculation the 1.25% represents the RC%.

$100,000.00 :	Net Withdrawal Amount
$932.15 :	Recapture Charge: $74,572.04 multiplied by RC% (1.25%)
$100,932.15 :
Total Withdrawal Amount (Net Withdrawal requested ($100,000.00) plus the Recapture Charge ($932.15) that is imposed on the withdrawal of Premium) which is the total amount deducted from the Contract Value

$25,427.96 :	Contract Value after Total Withdrawal ($126,360.11 less $100,932.15)

Example 2 illustrates the application of the 2% Contract Enhancement endorsement to a Contract with multiple Premium payments and the application of recapture charges upon a partial withdrawal. This example assumes that the Contract is issued on October 1, 2012, the Contract Owner makes an additional Premium payment of $100,000 on November 1, 2014, and that the Contract Value grows to $203,250 by December 15, 2014. The Contract Owner requests that he or she be sent $150,000 on December 15, 2014. The Contract Value will have to be reduced by not only the $150,000, but also the applicable Recapture Charge owed to us given the amount of Premium withdrawn that is subject to those charges are applied, as illustrated below. For purposes of the recapture charge, we treat withdrawals as coming first from earnings, which are withdrawn without recapture charges, and then from the oldest Remaining Premium.

Example 2
10/1/2012 :	Contract Issue Date
$100,000.00 :	Premium 1

2.00% :	Contract Enhancement Percentage
$2,000.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (2.00%))
1.25% :	Recapture Charge Percentage for Completed Year 2-3 (RC%1)

11/1/2014
$100,000.00 :	Premium 2 received in Contract Year 2-3
1.25% :	Contract Enhancement Percentage for Premium received in Contract Year 2-3
$1,250.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (1.25%))
1.25% :	Recapture Charge Percentage for Completed Year 0-1 (since the receipt of the Premium) (RC%2)
0.00% :	Hypothetical Net Return

12/15/2014
$203,250.00 :	Contract Value
$150,000.00 :	Net Withdrawal Amount (The amount requested to be sent.)
$3,250.00 :	Earnings (Contract Value ($203,250) less Premiums ($200,000)), which are presumed to be withdrawn first and without charges.
$146,750.00 :	Net Withdrawal Amount ($150,000) requested minus Earnings ($3,250)

$100,000.00 :	Total Corresponding Premium 1, which is the oldest Remaining Premium. All of this Premium must be withdrawn to meet the requested Net Withdrawal Amount.
$98,750.00 :
The amount of Premium 1 withdrawn after deducting the Recapture Charge paid to us (Total Corresponding Premium 1 withdrawn ($100,000) less the Recapture Charge from Premium 1 ($100,000 multiplied by RC%1 (1.25%) equals $1,250))

$48,000.00 :
Net withdrawal amount needed from Premium 2, which is equal to the Net Withdrawal Amount requested ($150,000), minus Earnings ($3,250), and minus the amount withdrawn from Premium 1 after deducting the Recapture Charge ($98,750)

$48,607.59 :
Total Corresponding Premium 2. The amount of Premium 2 to which the appropriate recapture charge percentage is applied. This amount is determined by multiplying the net withdrawal amount needed from Premium 2 ($48,000.00) by a factor determined by the percentage amount of the applicable charge. In this example, the corresponding Premium 2 is specifically calculated as follows: $48,000 X (1/[1 – 1.25%]) = $48,607.59. In this calculation, the 1.25% represents the RC%2.

$150,000.00 :	Net Withdrawal Amount
$1,250.00 :	Recapture Charge from Premium 1: $100,000 multiplied by RC%1 (1.25%)
$607.59 :	Recapture Charge from Premium 2: $48,607.59 multiplied by RC%2 (1.25%)
$151,857.59 :
Total Withdrawal Amount (Net Withdrawal requested ($150,000.00) plus the Recapture Charge ($1,250.00 plus $607.59 equals $1,857.59 in total Recapture Charges) that is imposed on the withdrawal of Premium) which is the total amount deducted from the Contract Value)

$51,392.41 :	Contract Value after Total Withdrawal ($203,250.00 less $151,857.59)

Example 3 illustrates the application of the 2% Contract Enhancement endorsement to a Contract with a single Premium payment and the application of recapture charges when a Contract is annuitized and the corresponding Income Date is within the recapture charge schedule (please see the Recapture Charge Schedule(s) beginning on page 39 of this prospectus). This example assumes that the Contract is issued on October 1, 2012, and that the Contract Value grows to $126,360.11 by September 30, 2016. The Contract Owner requests to annuitize his or her Contract and the Income Date is September 30, 2016.

Example 3
10/1/2012 :	Contract Issue Date
$100,000.00 :	Premium
2.00% :	Contract Enhancement Percentage
$2,000.00 :	Contract Enhancement (Premium ($100,000) multiplied by the Contract Enhancement Percentage (2.00%))
1.25% :	Recapture Charge Percentage for Completed Year 3-4 (RC%)
5.50% :	Hypothetical Net Return

At end of Year 4
9/30/2016 :	Income Date
$126,360.11 :	Contract Value at end of Year 4
$1,250.00 :	Recapture Charge when the Income Date is at the end of Year 4: Premium ($100,000) multiplied by RC% (1.25%)
$125,110.11 :	Contract Value to be annuitized (Contract Value less Recapture Charge on the Income Date)

APPENDIX C

FINANCIAL INSTITUTION SUPPORT

Below is a complete list of Financial Institutions that received marketing and distribution and/or administrative support in 2019 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products.

1st Global Capital Corp.	Cambridge Investment Research, Inc.	First Allied Securities, Inc.
A.G.P./Alliance Global Partners	Cantella & Co., Inc.	First Citizens Investor Services, Inc.
Advanced Advisor Group, LLC	Cape Securities, Inc.	First Financial Equity Corporation
Advisory Group Equity Services Ltd.	Capital Financial Services, Inc.	First Heartland Capital, Inc.
Allegheny Investments, Ltd.	Capital Investment Group, Inc.	First Horizon Advisors, Inc.
Allen, Mooney & Barnes Brokerage Services, LLC	Capitol Securities Management, Inc.	First Western Securities, Inc.
	Centaurus Financial, Inc.	Foresters Equity Services, Inc.
Allstate Financial Services, LLC	Center Street Securities, Inc.	Fortune Financial Services, Inc.
American Equity Investment Corporation	Ceros Financial Services, Inc.	Founders Financial Securities LLC
American Independent Securities Group, LLC	Cetera Advisor Networks LLC	FSC Securities Corporation
	Cetera Advisors LLC	FTB Advisors, Inc.
American Portfolios Financial Services, Inc.	Cetera Financial Specialists LLC	G.A. Repple & Company
	Cetera Investment Services LLC	G.F. Investment Services, LLC
Ameriprise Financial Services, Inc.	CFD Investments, Inc.	G.W. Sherwold Associates, Inc
Ameritas Investment Company, LLC	Chalice Capital Partners, LLC	Garden State Securities, Inc.
APW Capital, Ltd.	Chelsea Financial Services	Geneos Wealth Management, Inc.
Arete Wealth Management, LLC	Citigroup Global Markets Inc.	GLP Investment Services, LLC
Arlington Securities, Inc.	Citizens Securities, Inc.	Gradient Securities, LLC
Arque Capital, Ltd.	Client One Securities LLC	GWN Securities, Inc.
Arvest Asset Management	Comerica Securities	H. Beck, Inc.
Associated Investment Services, Inc.	Commonwealth Financial Network	Halliday Financial, LLC
Ausdal Financial Partners, Inc.	Community America Financial Solutions, LLC	Hancock Whitney Investment Services Inc.
Avalon Investment & Securities Group, Inc.		Hantz Financial Services, Inc.
	Concorde Investment Services, LLC	Harbour Investments, Inc.
Avantax Investment Services, Inc.	Coordinated Capital Securities, Inc,	Harger & Company, Inc.
AXA Advisors, LLC	CoreCap Investments Inc.	Hazard & Siegel, Inc.
B. Riley Wealth Management	Crown Capital Securities, L.P.	Hefren-Tillotson, Inc.
BancWest Investment Services, Inc.	CUNA Brokerage Services, Inc.	Hightower Securities, LLC
Bankers Life Securities, Inc.	CUSO Financial Services, Inc.	Hilltop Securities Inc.
BB&T Investment Services, Inc.	Cutter & Company, Inc.	Hilltop Securities Independent Network Inc.
BB&T Securities, LLC	D. A. Davidson & Co.	Hornor, Townsend & Kent, LLC
BBVA Securities, Inc.	D.H. Hill Securities, LLP	Huntleigh Advisor, Inc.
BCG Securities, Inc.	Davenport & Company LLC	IBN Financial Services, Inc.
Benjamin F. Edwards & Company, Inc.	Dempsey Lord Smith, LLC	IFP Securities, LLC
Berthel, Fisher & Company Financial Services, Inc.	Edward Jones & Company	IFS Securities
	Despain Financial Corporation	Independence Capital Co., Inc.
BMO Harris Financial Advisers, Inc.	DFPG Investments, LLC	Independent Financial Group, LLC
BOK Financial Securities, Inc.	Dominion Investor Services, Inc.	Infinex Investments, Inc.
Brokers International Financial Services, LLC	Dorsey & Company, Inc.	Infinity Financial Services
	Edward Jones	Innovation Partners LLC
Brooklight Place Securities, Inc.	Equity Services, Inc.	Institutional Securities Corporation
Bruderman Brothers, LLC	Essex Financial Services, Inc.	International Assets Advisory, LLC
Cadaret, Grant & Co., Inc.	Feltl & Company	Investacorp, Inc.
Calton & Associates, Inc.	Fifth Third Securities, Inc.	Investment Planners, Inc.

Investment Professionals, Inc.	MWA Financial Services Inc.	Sigma Financial Corporation
Investors Capital Corp.	National Securities Corporation	Signator Investors, Inc
J.W. Cole Financial, Inc.	Nationwide Planning Associates Inc.	Signature Securities
Janney, Montgomery Scott LLC	Nationwide Securities, LLC	SII Investments, Inc.
J.J.B. Hilliard W.L. Lyons, LLC	Navy Federal Brokerage Services, LLC	Silver Oak Securities, Incorporated
K. W. Chambers & Company	Newbridge Securities Corporation	Snowden Account Services LLC
Kalos Capital, Inc.	Next Financial Group, Inc.	Sorrento Pacific Financial, LLC
Kestra Investment Services, LLC	Ni Advisors	Southeast Investments, N.C., Inc.
Key Investment Services	North Ridge Securities Corp.	Spire Securities, LLC
KMS Financial Services, Inc.	Northeast Securities, LLC	St. Bernard Financial Services, Inc.
Kovack Securities, Inc.	NPB Financial Group, LLC	Stifel Nicolaus & Company, Incorporated
Labrunerie Financial Services, Inc.	Oak Tree Securities, Inc.	Summit Brokerage Services, Inc.
Ladenburg Thalmann & Co. Inc	OFG Financial Services, Inc.	Supreme Alliance LLC
Lasalle St. Securities, L.L.C.	OneAmerica Securities, Inc.	Synovus Securities, Inc.
Leigh Baldwin & Co., LLC	Oppenheimer & Co. Inc.	Tandem Securities, Inc.
Liberty Partners Financial Services, LLC	Packerland Brokerage Services, Inc.	TD Ameritrade, Inc.
LifeMark Securities Corp.	Park Avenue Securities LLC	Taylor Capital Management
Lincoln Financial Advisors Corporation	Parkland Securities, LLC	TFS Securities, Inc.
Lincoln Financial Securities Corporation	Parsonex Securities, Inc.	The Huntington Investment Company
Lincoln Investment	Peak Brokerage Services, LLC	The Investment Center, Inc.
Lion Street Financial, LLC	People’s Securities, Inc.	The Leaders Group, Inc.
Lombard Securities Incorporated	Pershing LLC	The O.N. Equity Sales Company
Lowell & Company, Inc.	PlanMember Securities Corporation	The Strategic Financial Alliance, Inc.
LPL Financial Services	PNC Investments	The Windwill Group, Inc.
Lucia Securities, LLC	Principal Securities, Inc.	Thoroughbred Financial Services, LLC
M Griffith Investment Services	Private Client Services, LLC	Transamerica Financial Advisors, Inc.
M&T Securities, Inc.	ProEquities, Inc.	Triad Advisors LLC
M Holdings Securities, Inc.	Prospera Financial Services, Inc.	Trinity Wealth Securities, L.L.C.
M.S. Howells & Co.	Pruco Securities, LLC.	Trustmont Financial Group, Inc.
Mack Investment Securities, Inc.	PTS Brokerage, LLC	U.S. Bancorp Investment, Inc.
Madison Avenue Securities, LLC	Purshe Kaplan Sterling Investments	UBS Financial Services, Inc.
McDermott Investment Services, LLC	Questar Capital Corporation	Uhlmann Price Securities, LLC
McNally Financial Services Corporation	Raymond James & Associates, Inc.	UnionBanc Investment Services, LLC
Mercap Securities, LLC	Raymond James Financial Services, Inc.	United Brokerage Services, Inc.
Mercer Allied Company, L.P.	RBC Capital Markets, LLC	United Planners Financial Services of America a Limited Partner
Merrill Lynch, Pierce, Fenner & Smith Incorporated	Regulus Advisors, LLC
	Rhodes Securities, Inc.	USA Financial Securities Corporation
Michigan Securities LLC	Richard Brothers Securities	ValMark Securities, Inc.
Mid-Atlantic Capital Corporation	Robert W. Baird & Co. Incorporated	Variable Investment Advisors, Inc.
MMA Securities LLC	Rockefeller Financial LLC	Vanderbilt Securities, LLC
MML Investors Services, LLC	Royal Alliance Associates, Inc.	Veritas Independent Partner, LLC
Moloney Securities Co., Inc.	SA Stone Wealth Management Inc.	Voya Financial Advisors, Inc.
Money Concepts Capital Corp	Sagepoint Financial, Inc.	Waddell & Reed
Moors & Cabot, Inc.	Santander Securities, LLC	Wedbush Securities Inc.
Morgan Stanley	Secure Planning, LLC	Wells Fargo Advisor Financial Network, LLC
MSI Financial Services, Inc.	Securian Financial Services, Inc.
Muriel Siebert & Co., Inc.	Securities America, Inc.	Wells Fargo Clearing Services, LLC
Mutual of Omaha Investor Services, Inc.	Securities Management & Research, Inc.	Wesbanco Securities, Inc.
Mutual Securities, Inc.	Securities Service Network, LLC	Wescom Financial Services

Western Equity Group, Inc.
Western International Securities, Inc.
Westminster Financial Securities, Inc.
William C. Burnside & Company, Inc.
Wintrust Investments LLC
Woodbury Financial Services, Inc.
Woodmen Financial Services, Inc.
World Choice Securities, Inc.
World Equity Group, Inc.

APPENDIX D

GMWB PROSPECTUS EXAMPLES

I.    SAFEGUARD MAX (No longer offered as of April 29, 2013)
Unless otherwise specified, the following examples assume you elected SafeGuard Max GMWB with a 7% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $7,000, which is 7% of your initial GWB ($100,000*0.07 = $7,000).

▪
Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $7,000, which is 7% of your initial GWB ($100,000*0.07 = $7,000).

▪
Example 1c: If the GMWB is elected after issue (if permitted) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

s
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $7,350, which is 7% of your initial GWB ($105,000*0.07 = $7,350).

▪	Notes:

s	Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero.

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 7% based on your attained age and your GWB is $100,000, your initial GAWA is $7,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.07 = $7,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s	Your GAWA is $10,500, which is your GAWA prior to the additional Premium payment ($7,000) plus 7% of your additional Premium payment ($50,000*0.07 = $3,500).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $346,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $350,000, which is your GAWA prior to the additional Premium payment ($346,500) plus 7% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.07 = $3,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified Contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified Contracts that permit withdrawals in excess of the GAWA to equal your RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($7,000) when your GWB is $100,000:

s	Your new GWB is $93,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,000).

s	Your GAWA for the next year remains $7,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($93,000 / $7,000 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($7,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $7,000, since your withdrawal did not exceed the greater of your GAWA ($7,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($92,500 / $7,000 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a – SafeGuard Max: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($7,000) when your Contract Value is $146,500 and your GWB is $100,000:

s
Your new GWB is $91,000, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $7,000)*(1 - ($10,000 - $7,000) / ($146,500 - $7,000)) = $91,000].

s
Your GAWA is recalculated to equal $6,849, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$7,000 * (1 - ($10,000 - $7,000) / ($146,500 - $7,000)) = $6,849]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($91,000 / $6849 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($7,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,153, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $7,000)*(1 - ($10,000 - $7,000) / ($105,000 - $7,000)) = $90,153].

s
Your GAWA is recalculated to equal $6,786, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$7,000 * (1 - ($10,000 - $7,000)/($105,000 - $7,000)) = $6,785]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($90,153 / $6,786 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($7,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $87,188, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $7,000) * (1 - ($10,000 - $7,000) / ($55,000 - $7,000)) = $87,188].

s
Your GAWA is recalculated to equal $6,563, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$7,000*(1-($10,000-$7,000)/($55,000 - $7,000))=$6,563]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 14 years to deplete your GWB ($87,188 / $6,563 per year = 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.

▪	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $7,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

s	Your GAWA for the next year is recalculated to equal $14,000, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($200,000*0.07 = $14,000).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 15 years to deplete your GWB ($200,000 / $14,000 per year = 15 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $7,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.

s	Your GAWA for the next year remains $7,000, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($90,000*0.07 = $6,300).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 13 years to deplete your GWB ($90,000 / $7,000 per year = 13 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
The Company may increase the GMWB charge upon step-up. By not electing to step-up, you can avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $7,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $7,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $14,000, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($200,000*0.07 = $14,000). On the day following the step-up and after the withdrawal of $7,000, your new GWB is $193,000, which is your GWB less the amount of the withdrawal ($200,000 - $7,000 = $193,000) and your GAWA will remain at $14,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 14 years to deplete your GWB ($193,000 / $14,000 per year = approximately 14 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $93,000, which is your GWB less the amount of the withdrawal ($100,000 - $7,000 = $93,000) and your Contract Value becomes $193,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $7,000 = $193,000). Upon step-up following the withdrawal, your GWB is set equal to $193,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $13,510, which is the greater of 1) your GAWA prior to the step-up ($7,000) or 2) 7% of your new GWB ($193,000*0.07 = $13,510). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 15 years to deplete your GWB ($193,000 / $13,510 per year = 15 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	As the example illustrates, when considering a request for a withdrawal at or near the same time as the election of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–
If the step-up would result in an increase in your GAWA, and the requested withdrawal is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	The Company may increase the GMWB charge upon step-up.

s	Your GAWA% is determined at the time of the withdrawal (if not previously determined).

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

II.    AUTOGUARD 5, AUTOGUARD 6 (AutoGuard 6 no longer offered as of April 29, 2013)

Unless otherwise specified, the following examples assume you elected an AutoGuard 5 GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus. If you elected an AutoGuard 6 GMWB instead of an AutoGuard 5 GMWB, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with a 6%.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Example 1b : If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement at the time the GMWB is elected:

s	Your initial GWB is $105,000, which is your Contract Value ($105,000) on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

Example 2: This example demonstrates how your GAWA is determined.

▪	If your GAWA% is 5% based on your Contract and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

s
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000) plus the Contract Enhancement resulting from the Premium payment ($2,500). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s	Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of the amount of increase in your GWB resulting from the additional Premium payment

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified Contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified Contracts that permit withdrawals in excess of the GAWA to equal your RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.

▪	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

s	Your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	The Company may increase the GMWB charge upon step-up.

s	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

III.    JACKSON SELECT PROTECTOR (No longer offered as of April 29, 2013)

Unless otherwise specified, the following examples apply to and assume you elected Jackson Select Protector GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits other than any available Contract Enhancement that could be elected, your initial Premium payment net of any applicable Premium taxes, plus any Contract Enhancement was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5% and any For Life Guarantee has not been terminated. If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. References to the Select Protector Death Benefit refer to a death benefit provided by the Jackson Select Protector GMWB, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5000).

▪	Example 1b: If the GMWB is added after issue (subject to availability) when the Contract Value is $105,000:

s	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract, subject to availability.

s	Your initial Select Protector Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪	Your GAWA% will be re-determined based on your attained age if your Contract Value at the time of a step-up is greater than the BDB.

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $50,000 and your GWB is $100,000 at the time of payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s
Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($50,000*0.05 = $2,500).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.

s	Your Select Protector Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500), it would take approximately an additional 12 years to deplete your GWB ($92,500 / $7,500 per year = approximately 12 years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s	Your Select Protector Death Benefit will be reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s	Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪	Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s
Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the any death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $85,500, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Select Protector Death Benefit will be reduced in the same manner that the GWB is reduced; it is first reduced dollar-for-dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon automatic step-up.

▪	Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•	Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•	Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).

▪	Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value is greater than your BDB. However, in this case, it is assumed that your initial Premium, net of any applicable Premium taxes, plus any Contract Enhancement is $100,000. Your BDB would not be less than $100,000, so this would not cause a re-determination of the GAWA%. Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500). In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($90,000).

▪	Notes:

s
Your endorsement contains a provision allowing the Company to increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	Your Select Protector Death Benefit remains unchanged since step-ups do not impact the Select Protector Death Benefit.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to step-up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

▪	Notes:

s	As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	The GAWA% is determined at the time of the withdrawal (if not previously determined).

–	The GAWA% is re-determined upon step-up if your Contract Value is greater than your BDB.

s
Your Select Protector Death Benefit would not be adjusted for the step-up since step-ups do not impact the Select Protector Death Benefit, but your Select Protector Death Benefit may be reduced for the withdrawal.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

Example 9: This example demonstrates how funds are transferred to or from the GMWB Fixed Account, on each Contract Monthly Anniversary, via the formulas defined in the Transfer of Assets Methodology in Appendix E. The annuity factors referenced in this example are also found in Appendix E. (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 9a: This example demonstrates what happens if on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

s	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).

s
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

s
Since the ratio (91.56%) is greater than 83%, funds are transferred from the Investment Divisions and the Fixed Account Options to the GMWB Fixed Account. The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

s	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).

s
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

s
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 9b: This example demonstrates what happens if on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

s	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).

s
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

s
Since the ratio (73.98%) is less than 77%, funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options. The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

s	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).

s
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

s
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 9c: This example demonstrates what happens if on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the Fixed Account Options is 5%:

s	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).

s	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.

s
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the Fixed Account Options. The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

s	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).

s
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

s
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Fixed Account Options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:

s
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

s
The amount transferred from each Investment Division and Fixed Account Option to the GMWB Fixed Account will be in proportion to their current value. The amount transferred to each Investment Division and Fixed Account Option will be based on your most current Premium allocation instructions.

s	No adjustments are made to the GWB, the GAWA or the Select Protector Death Benefit as a result of the transfer.

IV.    LIFEGUARD FREEDOM 6 NET

Unless otherwise specified, the following examples apply to and assume you elected LifeGuard Freedom 6 Net GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the GMWB elected has a bonus percentage of 6%, the Contract Enhancement is 5%, and the GMWB and any For Life Guarantee have not been terminated. If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.

Example 1: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued before 04/30/2012 or on or after 04/29/2013.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1c: If the GMWB is elected after issue (subject to availability) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

s
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

s	Your initial Bonus Base is set equal to your GWB at the time of election.

s	Your initial GWB Adjustment is set equal to 200% times your initial GWB.

s
Your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

Example 2: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued between 04/30/2012 and 04/29/2013.

▪	Example 2a: If the GMWB is elected at issue:

s	Your initial GWB is $105,000, which is your initial Premium payment ($100,000) plus any Contract Enhancement ($100,000*0.05=$5,000).

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000:

s	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2c: If the GMWB is elected after issue (subject to availability) or you convert to another GMWB, if permitted, when the Contract Value is $110,000 the time the GMWB is elected or converted:

s	Your initial GWB in your new GMWB is $110,000, which is your Contract Value ($110,000) on the effective date of the endorsement.

s	Your GAWA is $5,500, which is 5% of your initial GWB ($110,000*0.05 = $5,500).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract (subject to availability).

s	Your initial Bonus Base is set equal to your GWB at the time of election.

s	Your initial GWB Adjustment is set equal to 200% times your initial GWB.

s	Your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment.

Example 3: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪	Notes:

s	Your GAWA% will be re-determined based on your attained age if your Contract Value at the time of a step-up is greater than the BDB.

Example 4: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued before 04/30/2012 or on or after 04/29/2013.

▪	Example 4a: This example demonstrates what happens if you make an additional Premium payment of $50,000, and your GWB is $100,000 at the time of payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 4b).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

▪
Example 4b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

s	Your BDB is increased by the Premium payment. The BDB is not subject to a maximum of $5,000,000.

s	Your Bonus Base is increased by the Premium payment, subject to a maximum of $5,000,000.

s
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment. The resulting GWB Adjustment is $200,000 + $100,000 = $300,000.

s
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment. The resulting GWB Adjustment is $200,000 + $50,000 = $250,000.

s	Your GMWB Earnings Determination Baseline is increased by the Premium payment. The GMWB Earnings Determination Baseline is not subject to a maximum of $5,000,000.

Example 5: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued between 04/30/2012 and 04/29/2013.

▪
Example 5a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

s
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000) plus your Contract Enhancement ($2,500). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s	Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment plus any Contract Enhancement (($50,000+$2,500)*0.05 = $2,625).

▪
Example 5b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, plus any Contract Enhancement, of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.

s	Your Bonus Base is increased by the Premium payment, plus any Contract Enhancement, subject to a maximum of $5,000,000.

s
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, plus any Contract Enhancement times 200%, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, plus any Contract Enhancement of $52,500 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment, plus any Contract Enhancement. The resulting GWB Adjustment is $200,000 + $105,000 = $305,000.

s
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, plus any Contract Enhancement, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, plus any Contract Enhancement of $52,500 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment, plus any Contract Enhancement. The resulting GWB Adjustment is $200,000 + $52,500 = $252,500.

s
Your GMWB Earnings Determination Baseline is increased by the Premium payment but does not include the Contract Enhancement. The GMWB Earnings Determination Baseline is not subject to a maximum of $5,000,000.

Example 6: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount. (which is the greater of your GAWA or your RMD).

▪	Example 6a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 6b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = approximately 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s	This endorsement includes an Earnings-Sensitive Adjustment provision:

–
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however. See Example 14.

–
An Earnings-Sensitive Adjustment will apply to your withdrawal, which will allow you to withdraw additional amounts from your Contract during that Contract Year without causing a proportional reduction of your GMWB. See Examples 14a and 14b.

Example 7: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 6).

▪	Example 7a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s	This endorsement includes an Earnings-Sensitive Adjustment provision:

–
The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however. See Example 14.

–
Your GWB will be reduced dollar-for-dollar for up to the sum of the Earnings-Sensitive Adjustments during that Contract Year and the GAWA, and your GWB and GAWA will be reduced proportionally only for the portion of the withdrawal in excess of that amount. See Example 14c.

Example 8: This example illustrates how GMWB values are re-determined upon step-up.

▪	Example 8a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•	Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•	Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).

s
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

–
If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

▪	Example 8b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value is greater than your BDB. However, in this case, it is assumed that your BDB is $100,000. See examples 1, 2, 4, and 5 for a description of how the BDB is determined. Your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($90,000). Because the BDB did not increase upon step-up, this is not an opportunity for a redetermination of the GAWA%. Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500

s
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

–	Even though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

▪	Notes:

s
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.

s	Your GMWB Earnings Determination Baseline remains unchanged since step-ups do not impact the GMWB Earnings Determination Baseline.

Example 9: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 9a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

–
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

–
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

▪	Notes:

s
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

–
If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	The Company may increase the GMWB charge upon step-up.

s	Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	Your GAWA% is determined at the time of the withdrawal (if not previously determined).

–	Your GAWA% is re-determined upon step-up if your Contract Value is greater than your BDB.

s	Your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

s
Your GMWB Earnings Determination Baseline would not be adjusted for the step-up since step-ups do not impact the GMWB Earnings Determination Baseline, but your GMWB Earnings Determination Baseline may be reduced for the withdrawal. See example 14 to see how the GMWB Earnings Determination Baseline is re-determined on a withdrawal.

Example 10: This example illustrates how GMWB values are re-determined upon application of the Guaranteed Withdrawal Balance Bonus.

▪	Example 10a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $106,000, which is equal to your GWB plus 6% of your Bonus Base ($100,000 + $100,000*0.06 = $106,000).

s	Your GAWA for the next year is recalculated to equal $5,300, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($106,000*0.05 = $5,300).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($106,000 / $5,300 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 10b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $96,000, which is equal to your GWB plus 6% of your Bonus Base ($90,000 + $100,000*0.06 = $96,000).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($96,000*0.05 = $4,800).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($96,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your Bonus Base is not recalculated upon the application of the bonus to your GWB.

s	Your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

s	Your BDB remains unchanged since the BDB is not impacted by the application of the bonus.

s	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the bonus.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s	Your GMWB Earnings Determination Baseline remains unchanged since the GMWB Earnings Determination Baseline is not impacted by the application of the bonus.

Example 11: This example illustrates how the GAWA is re-determined when the For Life Guarantee becomes effective after the effective date of the endorsement. At the time the For Life Guarantee becomes effective, your GAWA is re-determined.

▪	Example 11a: This example demonstrates what happens if on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 11b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:

s
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

s	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 11c: This example demonstrates what happens if on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

s
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
Your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or in the case of Joint Owners, the oldest Joint Owner attains age 59 1/2 or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option).

Example 12: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option. (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date. Once the For Life Guarantee becomes effective, the surviving Covered

Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2.

s	Your Bonus Base remains unchanged at the time of continuation.

s	Your BDB remains unchanged at the time of continuation.

s	Your GMWB Earnings Determination Baseline remains unchanged at the time of continuation.

Example 13: This example demonstrates how the GWB is re-determined upon application of the Guaranteed Withdrawal Balance Adjustment.

▪
Example 13a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

s	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($200,000).

▪
Example 13b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

s	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($200,000).

▪	Notes:

s	The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).

s	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.

s	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.

s	No adjustment is made to your BDB since the BDB is not impacted by the GWB Adjustment.

s	No adjustment is made to your GMWB Earnings Determination Baseline since the GMWB Earnings Determination Baseline is not impacted by the GWB Adjustment.

Example 14: This example expands on the basic examples at pages 87 and 100 and demonstrates how GMWB values are valued and re-determined at the time of a withdrawal when the Earnings-Sensitive Adjustment increases the permissible withdrawal amount.

▪
Example 14a: This example demonstrates how the Earnings-Sensitive Adjustment is applied if the GMWB Earnings are in excess of the total withdrawal. This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $118,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

s	Your GMWB Earnings are equal to $18,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($118,000 - $100,000 = $18,000).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s	The Earnings-Sensitive Adjustment is equal to $3,333, which is the lesser of two quantities:

–	$7,200, which is equal to 40% of the GMWB Earnings (0.40 * $18,000 = $7,200)

–	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).

s
The total withdrawal amount is equal to $8,333, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $3,333 = $8,333).

s	Your Contract Value after the withdrawal is equal to $109,667, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($118,000 - $8,333 = $109,667).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $100,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($0, since the withdrawal of $8,333 is less than the GMWB Earnings of $18,000). Since the GMWB Earnings is in excess of the total withdrawal the GMWB Earnings Determination Baseline is not reduced.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,333 + $5,000 - $8,333 = 0).

s
Your GWB after the withdrawal is equal to $91,667, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $8,333 = $91,667). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

s
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 14b: This example demonstrates how the Earnings-Sensitive Adjustment is applied if there are no GMWB Earnings in the Contract, i.e. your Contract Value is less than the GMWB Earnings Determination Baseline at the time of your total withdrawal. This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $98,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:

s	Your GMWB Earnings are equal to $0, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($98,000 - $100,000 = -$2,000 which is less than zero).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s	The Earnings-Sensitive Adjustment is equal to $0, which is the lesser of two quantities:

–	$0, which is equal to 40% of the GMWB Earnings (0.40 * $0 = $0)

–	$3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).

s
The total withdrawal amount is equal to $5,000, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $0 = $5,000).

s	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($98,000 - $5,000 = $93,000).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $95,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($5,000 - $0 = $5,000). Since there are no GMWB Earnings at the time of the withdrawal the GMWB Earnings Determination Baseline is reduced by the total withdrawal amount.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $5,000 = 0).

s
Your GWB after the withdrawal is equal to $95,000, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $5,000 = $95,000). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.

s
Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

▪
Example 14c: This example demonstrates an Excess Withdrawal that results in a re-determination of your GWB and GAWA. This example assumes that you request a withdrawal for $15,000 where at the time of the withdrawal your Contract Value is $108,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year.

s	Your GMWB Earnings are equal to $8,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).

s
Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.

s
Because you specified a withdrawal of exactly $15,000 including the Earnings-Sensitive Adjustment, the amount of the Earnings-Sensitive Adjustment for that withdrawal must be calculated. This requires a couple of steps.

First, the Earnings-Sensitive Adjustment that would apply to a withdrawal of the MEWAR is calculated. This is the maximum Earnings-Sensitive Adjustment that could apply to a withdrawal of any size at that time. The maximum Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two quantities:

$3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200)
$3,333, which is equal to 2/3 of the MEWAR (2/3 * $5,000 = $3,333).

Second, your requested withdrawal is compared to the withdrawal of the MEWAR ($5,000) plus the maximum Earnings-Sensitive Adjustment ($3,200). Your requested withdrawal of $15,000 is greater than $8,200 ($5,000 + $3,200), so your Earnings-Sensitive Adjustment is equal to the maximum Earnings-Sensitive Adjustment ($3,200).

Thus, your $15,000 withdrawal has a $3,200 Earnings-Sensitive Adjustment. Note that the result is the same as if you had requested a withdrawal of $11,800 plus the Earnings-Sensitive Adjustment, since your total withdrawal would also have been $15,000 in that case.

s	The total withdrawal amount is equal to $15,000. Thus, your requested withdrawal exceeds your GAWA plus the Earnings-Sensitive Adjustment.

s	Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $15,000 = $93,000).

s
Your GMWB Earnings Determination Baseline after the withdrawal is equal to $93,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($15,000 - $8,000 = $7,000). Since a portion of the total withdrawal ($7,000) is in excess of GMWB Earnings, the GMWB Earnings Determination Baseline is reduced by the amount of the withdrawal in excess of GMWB Earnings.

s
Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $15,000 = -$6,800 which is less than zero).

s
Your GWB after the withdrawal is equal to $85,545, which is your GWB reduced dollar-for-dollar for your GAWA plus the Earnings-Sensitive Adjustments in the current Contract Year, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [($100,000 - $8,200) * (1 - ($15,000 - $8,200) / ($108,000 - $8,200)) = $85,545].

s
Since the total partial withdrawals for the year ($15,000) then exceeds the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA after the withdrawal is equal to $4,659, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [$5,000*(1-($15,000-$8,200)/($108,000-$8,200))=$4,659].

▪	Notes:

s	If your For Life Guarantee is not in effect, your Earnings-Sensitive Adjustment may not exceed the greater of zero or your GWB less the MEWAR.

s
If you request a withdrawal of an exact amount (for example, you wish to take a withdrawal from your Contract Value of only your GAWA, and no more), an Earnings-Sensitive Adjustment will still be calculated. The effect of that Earnings-Sensitive Adjustment will be to potentially allow for an additional amount available for withdrawal during the current Contract Year without incurring proportional reduction of your benefit. In other words, due to the Earnings-Sensitive Adjustment your GAWA may decrease by less than the total amount of Contract Value withdrawn.

V.    LIFEGUARD FREEDOM FLEX

Unless otherwise specified, the following examples apply to and assume you elected LifeGuard Freedom Flex GMWB (referred to below as a GMWB) when you purchased your Contract, no other optional benefits other than Contract Enhancement that could be elected, your initial Premium payment net of any applicable Premium taxes was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of

5%, the Contract Enhancement is 5%, the GMWB elected has a bonus percentage of 7%, and the GMWB and any For Life Guarantee have not been terminated. If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage for the GMWB you elected. References to the GMWB Death Benefit refer to a death benefit provided by certain GMWB endorsements, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued on or after 04/29/2013.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable Premium taxes.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪
Example 1b: If the GMWB is elected after issue (subject to availability) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract (subject to availability).

s	Your initial Bonus Base is set equal to your GWB at the time of election.

s	Your initial 200% GWB Adjustment is set equal to 200% times your initial GWB.

s	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how GMWB values are set at election. This example applies ONLY if your endorsement was issued before 04/29/2013.

▪	Example 2a: If the GMWB is elected at issue:

s	Your initial GWB is $105,000, which is your initial Premium payment, net of any applicable Premium taxes ($100,000), plus any Contract Enhancement ($100,000*0.05=$5,000).

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Example 2b: If the GMWB is added after issue (subject to availability) when the Contract Value is $105,000:

s	Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s
Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract, subject to availability.

s	Your initial Bonus Base is set equal to your GWB at the time of election.

s	Your initial GWB Adjustment is set equal to 200% times your initial GWB.

s	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 3: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
Your GAWA% will be re-determined based on your attained age if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 4: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued on or after 04/29/2013.

▪	Example 4a: This example demonstrates what happens if you make an additional Premium payment, net of applicable premium taxes, of $50,000, and your GWB is $100,000 at the time of payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 4b).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes ($50,000*0.05 = $2,500).

▪
Example 4b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable Premium taxes, of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, net of any applicable Premium taxes. The BDB is not subject to a maximum of $5,000,000.

s	Your Bonus Base is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.

s
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 4a, you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 200% of the additional Premium payment, net of any applicable Premium taxes. The resulting 200% GWB Adjustment is $200,000 + $100,000 = $300,000.

s
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB Adjustment value before the additional Premium payment is $200,000, then the 200% GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable Premium taxes. The resulting 200% GWB Adjustment is $200,000 + $50,000 = $250,000.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, subject to a maximum of $5,000,000.

Example 5: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined. This example applies ONLY if your endorsement was issued before 04/29/2013

▪
Example 5a: This example demonstrates what happens if you make an additional Premium payment, net of any applicable Premium taxes, of $50,000 and your GWB is $100,000 at the time of payment, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract:

s
Your new GWB is $152,500, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable Premium taxes ($50,000), plus any Contract Enhancement ($2,500). Your GWB is subject to a maximum of $5,000,000 (see Example 5b).

s
Your GAWA is $7,625, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement (($50,000+$2,500)*0.05 = $2,625).

▪
Example 5b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s
Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.

s	Your BDB is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The BDB is not subject to a maximum of $5,000,000.

s	Your Bonus Base is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

s
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 5a, you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $52,500 prior to your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 200% of the additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The resulting GWB Adjustment is $200,000 + $105,000 = $305,000.

s
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your GWB Adjustment is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement of $52,500 after your first Contract Anniversary following the effective date of the endorsement, and your GWB Adjustment value before the additional Premium payment is $200,000, then the GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement. The resulting GWB Adjustment is $200,000 + $52,500 = $252,500.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable Premium taxes, plus any Contract Enhancement, subject to a maximum of $5,000,000.

Example 6: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

▪	Example 6a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪
Example 6b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500), it would take approximately an additional 12 years to deplete your GWB ($92,500 / $7,500 per year = approximately 12 years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	Your GWB Adjustment provision is terminated since a withdrawal is taken.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will not be reduced since the withdrawal did not exceed the greater of the GAWA or the RMD.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s	Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 7: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 6).

▪	Example 7a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s
Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the any death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s
Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 7c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s
Your new GWB is $85,500, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	Your GWB Adjustment provision is terminated since a withdrawal is taken.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will be reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon automatic step-up.

▪
Example 8a: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s
Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•
Your GAWA% is set to 6%, since your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) ($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($200,000).

s
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

–
If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

▪
Example 8b: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s
Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
If the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your BDB. However, in this case, it is assumed BDB is $100,000. See examples 1, 2, 4, and 5 for a description of how the BDB is determined. Your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($90,000). Because the BDB did not increase upon step-up, this is not an opportunity for a redetermination of the GAWA%. Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

s
If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

–	Though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

▪	Notes:

s
The Company may increase the GMWB charge upon step-up. You will have an opportunity to discontinue the automatic step-ups and avoid the potential increase in charge due to step-up. You should carefully consider this decision and consult your representative.

s
Your GWB will only step-up to the Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) if the Contract Value is greater than your GWB at the time of the automatic step-up.

s	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.

s	If your endorsement contains a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since step-ups do not impact the GMWB Death Benefit.

s
If your endorsement was issued on or after 04/29/2013 and if your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

s
If your endorsement was issued before 04/29/2013 and if your endorsement bases step-ups on the Highest Quarterly Contract Value, the Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Example 9: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

▪
Example 9a: This example demonstrates what happens if prior to any transactions your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to step-up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value,

as applicable). At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

–
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) becomes $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable). At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

–
If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

–
If your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:

s	As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–
If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s	The GAWA% is determined at the time of the withdrawal (if not previously determined).

–
The GAWA% is re-determined upon step-up if your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your BDB.

s	Your GWB Adjustment provision is terminated at the time of the withdrawal.

s
If your endorsement contains a GMWB Death Benefit provision, the GMWB Death Benefit would not be adjusted for the step-up since step-ups do not impact the GMWB Death Benefit, but your GMWB Death Benefit may be reduced for the withdrawal.

s
If your endorsement was issued on or after 04/29/2013 and if your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

s
If your endorsement was issued before 04/29/2013 and if your endorsement bases step-ups on the Highest Quarterly Contract Value, the Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, plus any Contract Enhancement, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 10: This example illustrates how GMWB values are re-determined upon application of the Bonus applied to your GWB.

▪	Example 10a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your Bonus Base ($100,000 + $100,000*0.07 = $107,000).

s	Your GAWA for the next year is equal $5,350, which is 5% of your new GWB ($107,000*0.05 = $5,350).

s
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 10b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your Bonus Base ($90,000 + $100,000*0.07 = $97,000).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the Bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).

s
After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your Bonus Base is not recalculated upon the application of the Bonus to your GWB.

s	Your GAWA is recalculated upon the application of the Bonus (as described above) only if the application of the Bonus occurs after your GAWA% has been determined.

s	Your BDB remains unchanged since the BDB is not impacted by the application of the Bonus.

s	Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the Bonus.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since the GMWB Death Benefit is not impacted by the application of the Bonus.

s	If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

Example 11: This example illustrates how the GAWA is re-determined when the For Life Guarantee for the LifeGuard Freedom Flex and the LifeGuard Freedom Flex with Joint Option becomes effective after the effective date of the endorsement at age 59 1/2. At the time the For Life Guarantee becomes effective, your GAWA is re-determined. (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 11a: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 11b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the date the For Life Guarantee becomes effective, your GWB is $50,000 and your GAWA is $5,000:

s
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

s	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 11c: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

s
Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

Example 12: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

▪	This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 ½. Your Bonus Base remains unchanged at the time of continuation.

s	Your BDB remains unchanged at the time of continuation.

Example 13: This example demonstrates how the GWB is re-determined upon application of the GWB Adjustment.

▪
Example 13a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

s	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($200,000).

▪
Example 13b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $200,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:

s	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($200,000).

▪	Notes:

s	The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).

s	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.

s	No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.

s	No adjustment is made to your BDB since the BDB is not impacted by the GWB Adjustment.

s	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB Death Benefit since the GMWB Death Benefit is not impacted by the GWB Adjustment.

VI.    MARKETGUARD STRETCH
Unless otherwise specified, the following examples assume you elected MarketGuard Stretch with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your Stretch RMD at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

s	Your initial GMWB Charge Base is $100,000, which is your initial GWB.

▪
Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

s	Your initial GWB is $100,000, which is your Contract Value ($105,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

s	Your initial GMWB Charge Base is $100,000, which is your initial GWB.

▪
Example 1c: If the GMWB is elected after issue (if permitted) or you convert to the GMWB from another GMWB (if permitted) when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected or converted:

s
Your initial GWB in your new GMWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value less the Recapture Charge declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s	Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero.

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪
Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Charge Base is $100,000, and your Contract includes a Contract Enhancement provision which provides $2,500 to your Contract at the time of the Premium payment:

s
Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $5,000,000 (see Example 3b).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

s
Your new GMWB Charge Base is $150,000, which is your GMWB Charge Base prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GMWB Charge Base is subject to a maximum of $5,000,000 (see Example 3b).

▪
Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $5,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000, your GWB is $4,950,000, your GAWA is $247,500, and your GMWB Charge Base is $4,950,000 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

s
Your new GMWB Charge Base is $5,000,000, which is the maximum, since your GMWB Charge Base prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

▪	Notes:

s	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your Stretch RMD).

▪	Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s	Your GMWB Charge Base remains $100,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪
Example 4b: This example demonstrates what happens if you withdraw an amount equal to your Stretch RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).

s	Your GMWB Charge Base remains $100,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪
Example 5a –This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

s
Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

s
Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
Your GMWB Charge Base is recalculated to equal $96,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $96,000].

▪
Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

s
Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

s
Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
Your GMWB Charge Base is recalculated to equal $95,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $95,000].

▪
Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

s
Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

s
Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

s
Your GMWB Charge Base is recalculated to equal $90,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $90,000].

▪	Notes:

s	If your GAWA falls below your GWB at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example demonstrates how the GMWB Maturity Year affects your GMWB.

▪	Example 6a: This example demonstrates what happens if your Contract Value is $5,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:

s	Your GMWB Maturity Year payment equals $3,000, which is the excess of your GWB ($8,000) over your Contract Value ($5,000).

s	Your Contract Value remains $5,000.

s	Your GMWB terminates. No further benefits will be payable under your GMWB.

▪	Example 6b: This example demonstrates what happens if your Contract Value is $15,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:

s	Your GMWB Maturity Year payment equals zero, since your GWB ($8,000) does not exceed your Contract Value ($15,000).

s	Your Contract Value remains $15,000.

s	Your GMWB terminates. No further benefits will be payable under your GMWB.

▪	Notes:

s	Your GMWB Maturity Year is determined on the effective date of the endorsement and will not change, even if the GMWB is continued by your Beneficiary.

APPENDIX E

TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB’s benefits. If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner’s (or oldest Joint Owner’s) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the Jackson Select Protector GMWB, as applicable, and do not change.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or

2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or

2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

Under the Jackson Select Protector GMWB if any transfer indicated by the above procedure would result in the GMWB Fixed Account Value exceeding 90% of the Contract Value, then the actual transfer will be such that exactly 90% of the Contract Value is allocated to the GMWB Fixed Account. Otherwise, the indicated transfer will be the actual transfer.

Jackson Select Protector GMWB
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76
106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40

108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

** The age of the Owner as of the effective date or the most recent Contract Anniversary. On each Contract Anniversary and at the effective date of the endorsement, if the Owner is aged 55-64 then the factor for age 65 and the first Contract monthly anniversary will apply until age 65.

APPENDIX F

HISTORICAL CHARGES FOR GUARANTEED MINIMUM WITHDRWAWAL BENEFITS (GMWBS)

I. LifeGuard Freedom 6 Net GMWB

For LifeGuard Freedom 6 Net GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net”) Charge” on page 42.

GMWBS ISSUED ON OR AFTER APRIL 29, 2013*

Annual Charge	Maximum		Current
For endorsements purchased without Optional Income Upgrade Table	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
For endorsements purchased with Optional Income Upgrade Table	3.00%	(MO and WA Only) 3.00%	1.50%	(MO and WA Only) 1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued on or after September 16, 2013.

GMWBS ISSUED BEFORE APRIL 29, 2013*

Annual Charge	Maximum		Current
For endorsements purchased before April 30, 2012	2.10%	(WA Only) 2.10%	1.05%	(WA Only) 1.05%
For endorsements purchased on or after April 30, 2012 without Optional Income Upgrade Table	2.20%	(WA Only) 2.22%	1.10%	(WA Only) 1.11%
For endorsements purchased with Optional Income Upgrade Table	2.70%	(WA Only) 2.70%	1.35%	(WA Only) 1.35%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued before September 16, 2013.

II. LifeGuard Freedom 6 Net With Joint Option GMWB

For LifeGuard Freedom 6 Net With Joint Option GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom 6 Net With Joint Option”) Charge” on page 43.
GMWBS ISSUED ON OR AFTER SEPTEMBER 16, 2013*

Annual Charge	Maximum		Current
	3.00%	(MO and WA Only) 3.00%	1.60%	(MO and WA Only) 1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

*On or after September 16, 2013, the Optional Income Upgrade Table is no longer available with this GMWB.

GMWBS ISSUED BEFORE SEPTEMBER 16, 2013

Annual Charge	Maximum		Current
For endorsements purchased before April 30, 2012	3.00%	(WA Only) 3.00%	1.50%	(WA Only) 1.50%
For endorsements purchased on or after April 30, 2012 without Optional Income Upgrade Table	3.00%	(WA Only) 3.00%	1.55%	(WA Only) 1.56%
For endorsements purchased with Optional Income Upgrade Table	3.00%	(WA Only) 3.00%	1.80%	(WA Only) 1.80%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

III. LifeGuard Freedom Flex GMWB

For LifeGuard Freedom Flex GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex GMWB”) Charge” on page 45.

GMWBS ISSUED ON OR AFTER APRIL 29, 2013*

LifeGuard Freedom Flex GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.00%	(MO and WA Only) 2.04%	1.00%	(MO and WA Only) 1.02%
6% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.50%	(MO and WA Only) 2.52%	1.25%	(MO and WA Only) 1.26%
6% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued on or after September 16, 2013.

GMWBS ISSUED BEFORE APRIL 29, 2013*

LifeGuard Freedom Flex GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	1.80%	(WA Only) 1.80%	0.90%	(WA Only) 0.90%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.00%	2.04%	1.00%	1.02%
6% Bonus and Annual Step-Up	1.90%	1.92%	0.95%	0.96%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up	2.20%	2.22%	1.10%	1.11%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.50%	2.52%	1.25%	1.26%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.30%	(WA Only) 2.34%	1.15%	(WA Only) 1.17%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up	2.40%	2.40%	1.20%	1.20%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up	2.70%	2.70%	1.35%	1.35%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after April 29, 2013)	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*In Missouri, these charges apply to GMWBs issued before September 16, 2013.

IV. LifeGuard Freedom Flex With Joint Option GMWB

For LifeGuard Freedom Flex With Joint Option GMWBs issued before September 15, 2014, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“LifeGuard Freedom Flex With Joint Option GMWB”) Charge” on page 46.

GMWBS ISSUED ON OR AFTER SEPTEMBER 16, 2013*

LifeGuard Freedom Flex With Joint Option GMWB
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.70%	(MO and WA Only) 2.70%	1.35%	(MO and WA Only) 1.35%
6% Bonus and Annual Step-Up	2.90%	2.94%	1.45%	1.47%
7% Bonus and Annual Step-Up	3.00%	3.00%	1.60%	1.62%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly
*On or after September 16, 2013, the Optional Income Upgrade Table is no longer available with this GMWB.

GMWBS ISSUED BEFORE SEPTEMBER 16, 2013

LifeGuard Freedom Flex With Joint Option GMWB Without Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.10%	(WA Only) 2.10%	1.05%	(WA Only) 1.05%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up	2.50%	2.52%	1.25%	1.26%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value (no longer offered on or after September 10, 2012)	3.00%	3.00%	1.50%	1.50%
7% Bonus and Annual Step-Up (no longer offered on or after September 10, 2012)	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

LifeGuard Freedom Flex With Joint Option GMWB With Optional Income Upgrade Table
Options	Maximum Annual Charge		Current Annual Charge
5% Bonus and Annual Step-Up	2.60%	(WA Only) 2.64%	1.30%	(WA Only) 1.32%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	3.00%	1.50%	1.50%
6% Bonus and Annual Step-Up	3.00%	3.00%	1.50%	1.50%
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

APPENDIX G

ACCUMULATION UNIT VALUES

The tables reflect the Accumulation Unit values for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated for a base Contract (with no optional endorsements) and for a Contract with the most expensive combination of charges and optional endorsements. The tables do not provide partial year information. The tables provide Accumulation Unit values and the number of Accumulation Units outstanding only if that information is available throughout the period. Where Accumulation Unit values and the number of Accumulation Units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

If the annualized charge for your Contract falls between the charge for a base Contract and a Contract with the most expensive combination of charges and optional endorsements, information about the values of all remaining Accumulation Units is available in the SAI. Contact the Annuity Service Center to request your copy of the SAI free of charge Our contact information is on the cover page of the prospectus. Also, please ask about the more timely Accumulation Unit values that are available for each Investment Division.

The Accumulation Unit value information for the JNL/PPM America Total Return Fund (JNL Series Trust) includes historical information from the JNL/PPM America Total Return Fund (JNL Investors Series Trust) for periods before the merger of the JNL/PPM America Total Return Fund (JNL Investors Series Trust) into the JNL/PPM America Total Return Fund (JNL Series Trust), effective April 25, 2016.

Effective April 27, 2020, the following Acquired Funds merged into the respective Acquiring Funds. Accumulation Unit value information for these merged funds includes historical information for periods before the mergers were effective. The funds included are:

Acquired Fund	Acquiring Fund
JNL/Mellon S&P 1500 Growth Index Fund (JNL Series Trust)	JNL/Mellon Nasdaq® 100 Index Fund (JNL Variable Fund LLC)
JNL/Mellon S&P 1500 Value Index Fund (JNL Series Trust)	JNL/Mellon DowSM Index Fund (JNL Variable Fund LLC)
JNL/Mellon DowSM Index Fund (JNL Variable Fund LLC)	JNL/Mellon DowSM Index Fund (JNL Series Trust)
JNL/Mellon MSCI World Index Fund (JNL Variable Fund LLC)	JNL/Mellon MSCI World Index Fund (JNL Series Trust)
JNL/Mellon Nasdaq® 100 Index Fund (JNL Variable Fund LLC)	JNL/Mellon Nasdaq® 100 Index Fund (JNL Series Trust)
JNL/Mellon Communication Services Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Communication Services Sector Fund (JNL Series Trust)
JNL/Mellon Consumer Discretionary Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Consumer Discretionary Sector Fund (JNL Series Trust)
JNL/Mellon Financial Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Financial Sector Fund (JNL Series Trust)
JNL/Mellon Healthcare Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Healthcare Sector Fund (JNL Series Trust)
JNL/Mellon Energy Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Energy Sector Fund (JNL Series Trust)
JNL/Mellon Information Technology Sector Fund (JNL Variable Fund LLC)	JNL/Mellon Information Technology Sector Fund (JNL Series Trust)
JNL Conservative Allocation Fund (Jackson Variable Series Trust)	JNL Conservative Allocation Fund (JNL Series Trust)
JNL Moderate Allocation Fund (Jackson Variable Series Trust)	JNL Moderate Allocation Fund (JNL Series Trust)
JNL iShares Tactical Moderate Fund (Jackson Variable Series Trust)	JNL iShares Tactical Moderate Fund (JNL Series Trust)
JNL iShares Tactical Moderate Growth Fund (Jackson Variable Series Trust)	JNL iShares Tactical Moderate Growth Fund (JNL Series Trust)
JNL iShares Tactical Growth Fund (Jackson Variable Series Trust)	JNL iShares Tactical Growth Fund (JNL Series Trust)
JNL/American Funds Global Growth Fund (Jackson Variable Series Trust)	JNL/American Funds Global Growth Fund (JNL Series Trust)
JNL/American Funds Growth Fund (Jackson Variable Series Trust)	JNL/American Funds Growth Fund (JNL Series Trust)
JNL/DFA U.S. Small Cap Fund (Jackson Variable Series Trust)	JNL/DFA U.S. Small Cap Fund (JNL Series Trust)

Acquired Fund	Acquiring Fund
JNL/DoubleLine® Total Return Fund (Jackson Variable Series Trust)	JNL/DoubleLine® Total Return Fund (JNL Series Trust)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (Jackson Variable Series Trust)	JNL/Franklin Templeton Global Multisector Bond Fund (JNL Series Trust)
JNL/FAMCO Flex Core Covered Call Fund (Jackson Variable Series Trust)	JNL/JPMorgan Hedged Equity Fund (JNL Series Trust)
JNL/Lazard International Strategic Equity Fund (Jackson Variable Series Trust)	JNL/Lazard International Strategic Equity Fund (JNL Series Trust)
JNL/Mellon Equity Income Fund (Jackson Variable Series Trust)	JNL/Mellon Equity Income Fund (JNL Series Trust)
JNL/Neuberger Berman Currency Fund (Jackson Variable Series Trust)	JNL/PIMCO Income Fund (JNL Series Trust)
JNL/PIMCO Investment Grade Credit Bond Fund (Jackson Variable Series Trust)	JNL/PIMCO Investment Grade Credit Bond Fund (JNL Series Trust)
JNL/T. Rowe Price Capital Appreciation Fund (Jackson Variable Series Trust)	JNL/T. Rowe Price Capital Appreciation Fund (JNL Series Trust)
JNL/The London Company Focused U.S. Equity Fund (Jackson Variable Series Trust)	JNL/Morningstar Wide Moat Index Fund (JNL Series Trust)
JNL/WCM Focused International Equity Fund (Jackson Variable Series Trust)	JNL/WCM Focused International Equity Fund (JNL Series Trust)
Set forth below are fund changes and additions since the October 14, 2019 Supplement to the Prospectus dated April 29, 2019, for your information in reviewing Accumulation Unit information.

The following fund mergers are effective April 27, 2020:

JNL Series Trust
JNL Institutional Alt 25 Fund merged into JNL Moderate Growth Allocation Fund
JNL Institutional Alt 50 Fund merged into JNL Moderate Allocation Fund
JNL/FPA + DoubleLine ® Flexible Allocation Fund merged into JNL/JPMorgan Global Allocation Fund
JNL/Franklin Templeton Global Fund merged into JNL/Loomis Sayles Global Growth Fund
JNL/Invesco China-India Fund merged into JNL Multi-Manager Emerging Markets Equity Fund
JNL/Mellon S&P 1500 Growth Index Fund merged into JNL/Mellon Nasdaq ® 100 Index Fund (JNL Variable Fund LLC)
JNL/Mellon S&P 1500 Value Index Fund merged into JNL/Mellon Dow SM Index Fund (JNL Variable Fund LLC)
JNL/PPM America Mid Cap Value Fund merged into JNL/MFS Mid Cap Value Fund
JNL/PPM America Value Equity Fund merged into JNL/JPMorgan Growth & Income Fund
JNL/S&P Mid 3 Fund merged into JNL/Mellon S&P 400 MidCap Index Fund

JNL Variable Fund LLC
JNL/Mellon Dow SM Index Fund merged into JNL/Mellon Dow SM Index Fund (JNL Series Trust)
JNL/Mellon MSCI World Index Fund merged into JNL/Mellon MSCI World Index Fund (JNL Series Trust)
JNL/Mellon Nasdaq ® 100 Index Fund merged into JNL/Mellon Nasdaq ® 100 Index Fund (JNL Series Trust)
JNL/Mellon Communication Services Sector Fund merged into JNL/Mellon Communication Services Sector Fund (JNL Series Trust)
JNL/Mellon Consumer Discretionary Sector Fund merged into JNL/Mellon Consumer Discretionary Sector Fund (JNL Series Trust)
JNL/Mellon Financial Sector Fund merged into JNL/Mellon Financial Sector Fund (JNL Series Trust)
JNL/Mellon Healthcare Sector Fund merged into JNL/Mellon Healthcare Sector Fund (JNL Series Trust)
JNL/Mellon Energy Sector Fund merged into JNL/Mellon Energy Sector Fund (JNL Series Trust)
JNL/Mellon Information Technology Sector Fund merged into JNL/Mellon Information Technology Sector Fund (JNL Series Trust)

Jackson Variable Series Trust
JNL Conservative Allocation Fund merged into JNL Conservative Allocation Fund (JNL Series Trust)
JNL Moderate Allocation Fund merged into JNL Moderate Allocation Fund (JNL Series Trust)
JNL iShares Tactical Moderate Fund merged into JNL iShares Tactical Moderate Fund (JNL Series Trust)
JNL iShares Tactical Moderate Growth Fund merged into JNL iShares Tactical Moderate Growth Fund (JNL Series Trust)
JNL iShares Tactical Growth Fund merged into JNL iShares Tactical Growth Fund (JNL Series Trust)
JNL/American Funds Global Growth Fund merged into JNL/American Funds Global Growth Fund (JNL Series Trust)
JNL/American Funds Growth Fund merged into JNL/American Funds Growth Fund (JNL Series Trust)
JNL/DFA U.S. Small Cap Fund merged into JNL/DFA U.S. Small Cap Fund (JNL Series Trust)

JNL/DoubleLine ® Total Return Fund merged into JNL/DoubleLine ® Total Return Fund (JNL Series Trust)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund merged into JNL/Franklin Templeton Global Multisector Bond Fund (JNL Series Trust)
JNL/FAMCO Flex Core Covered Call Fund merged into JNL/JPMorgan Hedged Equity Fund (JNL Series Trust)
JNL/Lazard International Strategic Equity Fund merged into JNL/Lazard International Strategic Equity Fund (JNL Series Trust)
JNL/Mellon Equity Income Fund merged into JNL/Mellon Equity Income Fund (JNL Series Trust)
JNL/Neuberger Berman Currency Fund merged into JNL/PIMCO Income Fund (JNL Series Trust)
JNL/Nicholas Convertible Arbitrage Fund merged into JNL Conservative Allocation Fund
JNL/PIMCO Investment Grade Credit Bond Fund merged into JNL/PIMCO Investment Grade Credit Bond Fund (JNL Series Trust)
JNL/T. Rowe Price Capital Appreciation Fund merged into JNL/T. Rowe Price Capital Appreciation Fund (JNL Series Trust)
JNL/The London Company Focused U.S. Equity Fund merged into JNL/Morningstar Wide Moat Index Fund (JNL Series Trust)
JNL/WCM Focused International Equity Fund merged into JNL/WCM Focused International Equity Fund (JNL Series Trust)

Effective April 27, 2020, the following Fund names changed (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/American Funds Global Bond Fund to JNL/American Funds Capital World Bond Fund
JNL/Lazard Emerging Markets Fund to JNL Multi-Manager Emerging Markets Equity Fund
JNL/S&P 4 Fund to JNL/Goldman Sachs 4 Fund
JNL/S&P Competitive Advantage Fund to JNL/Goldman Sachs Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund to JNL/Goldman Sachs Dividend Income & Growth Fund
JNL/S&P International 5 Fund to JNL/Goldman Sachs International 5 Fund
JNL/S&P Intrinsic Value Fund to JNL/Goldman Sachs Intrinsic Value Fund
JNL/S&P Managed Aggressive Growth Fund to JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund to JNL/Goldman Sachs Managed Conservative Fund
JNL/S&P Managed Growth Fund to JNL/Goldman Sachs Managed Growth Fund
JNL/S&P Managed Moderate Fund to JNL/Goldman Sachs Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund to JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/S&P Total Yield Fund to JNL/Goldman Sachs Total Yield Fund
JNL/Oppenheimer Global Growth Fund to JNL/Invesco Global Growth Fund
JNL/Franklin Templeton Mutual Shares Fund to JNL/JPMorgan Growth & Income Fund
JNL/Crescent High Income Fund to JNL/T. Rowe Price U.S. High Yield Fund

Effective April 27, 2020, there is a new Investment Division for which Accumulation Unit information is not yet available. The new Investment Division invests in the following Funds:

JNL Series Trust
JNL/Lord Abbett Short Duration Income Fund

Accumulation Unit Values
Contract with Endorsements - 1.65%

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL Aggressive Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Conservative Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 25 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL iShares Tactical Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL iShares Tactical Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL iShares Tactical Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Moderate Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Moderate Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Capital Income BuilDivision
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/American Funds Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/American Funds Moderate Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Large Cap Relaxed Constraint Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Boston Partners Global Long Short Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/ClearBridge Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/DFA Moderate Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Core Fixed Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Emerging Markets Fixed Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Shiller Enhanced CAPE Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eaton Vance Global Macro Absolute Return Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FAMCO Flex Core Covered Call Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Fidelity Institutional Asset Management Total Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/First State Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Franklin Templeton Global Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton International Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/GQG Emerging Markets Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Harris Oakmark Global Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Heitman U.S. Focused Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Diversified Dividend Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan Hedged Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard International Strategic Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Bond Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Communication Services Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Consumer Discretionary Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Consumer Staples Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Mellon Dow Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Emerging Markets Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Energy Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Equity Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Financial Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Healthcare Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Mellon Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Industrials Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Information Technology Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon International Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Materials Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon MSCI KLD 400 Social Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Mellon MSCI World Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Nasdaq 100 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Real Estate Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon S&P 1500 Growth Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon S&P 1500 Value Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Mellon S&P 500 Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Small Cap Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Utilities Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MFS Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Morningstar Wide Moat Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Currency Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Nicholas Convertible Arbitrage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Investment Grade Credit Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/RAFI Fundamental Asia Developed Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/RAFI Fundamental Europe Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/RAFI Fundamental U.S Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/RAFI Multi-Factor U.S. Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P International 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Capital Appreciation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/The London Company Focused U.S. Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Capital Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Equity Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Vanguard Global Bond Market Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Growth ETF Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard International Stock Market Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Moderate ETF Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Moderate Growth ETF Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Vanguard Small Company Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard US Stock Market Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WCM Focused International Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Westchester Capital Event Driven Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Government Money Market Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/WMC Value Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Accumulation Unit Values
Contract with Endorsements - 2.145%

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL Aggressive Growth Allocation Division
Accumulation unit value:
Beginning of period	$11.71	$13.36	$11.24	$10.63	$11.15	$10.85	$8.94	N/A
End of period	$14.45	$11.71	$13.36	$11.24	$10.63	$11.15	$10.85	N/A
Accumulation units outstanding at the end of period	—	—	—	2,735	2,964	3,164	4,194	N/A

JNL Conservative Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.43	$13.97	$12.03	$11.43	$11.91	$11.58	$9.65	N/A
End of period	$15.04	$12.43	$13.97	$12.03	$11.43	$11.91	$11.58	N/A
Accumulation units outstanding at the end of period	—	—	—	14,533	15,005	14,870	16,973	N/A

JNL Institutional Alt 25 Division
Accumulation unit value:
Beginning of period	$16.24	$17.83	$15.93	$15.35	$16.04	$16.03	$14.39	$13.22
End of period	$18.83	$16.24	$17.83	$15.93	$15.35	$16.04	$16.03	$14.39
Accumulation units outstanding at the end of period	—	—	—	10,812	11,107	13,672	13,862	13,738

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.90	$17.32	$16.01	$15.71	$16.39	$16.44	$15.22	$14.02
End of period	$17.96	$15.90	$17.32	$16.01	$15.71	$16.39	$16.44	$15.22
Accumulation units outstanding at the end of period	—	—	—	20,423	21,687	23,452	23,693	24,868

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL iShares Tactical Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL iShares Tactical Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL iShares Tactical Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Moderate Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Moderate Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.71	$13.91	$12.40	$11.81	$12.29	$11.92	$10.40	$9.38
End of period	$14.86	$12.71	$13.91	$12.40	$11.81	$12.29	$11.92	$10.40
Accumulation units outstanding at the end of period	—	—	—	25,412	39,355	48,663	49,846	36,673

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$39.97	$41.69	$33.48	$32.34	$34.66	$34.45	$26.98	$24.21
End of period	$53.16	$39.97	$41.69	$33.48	$32.34	$34.66	$34.45	$26.98
Accumulation units outstanding at the end of period	—	—	—	2,903	3,103	3,394	4,080	3,784

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.83	$20.18	$18.56	$15.32	$17.28	$17.63	$13.41	N/A
End of period	$20.64	$16.83	$20.18	$18.56	$15.32	$17.28	$17.63	N/A
Accumulation units outstanding at the end of period	—	—	—	311	315	319	322	N/A

JNL/American Funds Balanced Division
Accumulation unit value:
Beginning of period	$13.29	$14.28	$12.50	$12.08	$12.53	$12.73	$11.26	$10.18
End of period	$15.71	$13.29	$14.28	$12.50	$12.08	$12.53	$12.73	$11.26
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	2,945

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$17.87	$20.06	$17.58	$15.17	$16.04	$14.25	$10.99	$9.90
End of period	$21.16	$17.87	$20.06	$17.58	$15.17	$16.04	$14.25	$10.99
Accumulation units outstanding at the end of period	—	—	—	2,397	3,012	3,363	3,491	4,366

JNL/American Funds Capital Income Builder Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$9.66	$10.03	$9.62	$9.60	$10.24	$10.34	$10.89	$10.52
End of period	$10.16	$9.66	$10.03	$9.62	$9.60	$10.24	$10.34	$10.89
Accumulation units outstanding at the end of period	—	—	—	520	551	576	582	1,426

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/American Funds Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$13.05	$14.94	$12.16	$12.21	$12.48	$12.52	$10.00	$8.67
End of period	$16.74	$13.05	$14.94	$12.16	$12.21	$12.48	$12.52	$10.00
Accumulation units outstanding at the end of period	—	—	—	1,081	2,678	3,044	3,029	3,118

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$14.01	$15.13	$12.81	$12.18	$12.40	$12.17	$10.29	N/A
End of period	$16.91	$14.01	$15.13	$12.81	$12.18	$12.40	$12.17	N/A
Accumulation units outstanding at the end of period	—	—	—	2,960	3,005	3,045	3,083	N/A

JNL/American Funds Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$19.43	$20.29	$17.01	$15.64	$15.82	$14.67	$11.27	$9.85
End of period	$23.89	$19.43	$20.29	$17.01	$15.64	$15.82	$14.67	$11.27
Accumulation units outstanding at the end of period	—	—	—	5,305	9,095	10,029	7,726	8,718

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.88	$14.03	$10.89	$10.79	$11.59	$12.21	$10.30	$8.96
End of period	$14.23	$11.88	$14.03	$10.89	$10.79	$11.59	$12.21	$10.30
Accumulation units outstanding at the end of period	—	—	—	2,566	2,361	2,233	2,141	2,123

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/American Funds Moderate Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.84	$13.75	$12.14	$11.56	$11.83	$11.59	$10.27	N/A
End of period	$14.92	$12.84	$13.75	$12.14	$11.56	$11.83	$11.59	N/A
Accumulation units outstanding at the end of period	—	—	—	3,265	3,479	3,748	3,828	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.78	$12.87	$10.20	$9.93	$10.52	$11.71	$10.79	$9.39
End of period	$13.58	$10.78	$12.87	$10.20	$9.93	$10.52	$11.71	$10.79
Accumulation units outstanding at the end of period	—	—	—	16,683	8,557	9,369	9,681	9,771

JNL/AQR Large Cap Relaxed Constraint Equity Division
Accumulation unit value:
Beginning of period	$13.11	$15.47	$12.85	$12.16	$12.64	$11.34	$8.63	$7.37
End of period	$16.16	$13.11	$15.47	$12.85	$12.16	$12.64	$11.34	$8.63
Accumulation units outstanding at the end of period	—	—	—	742	812	845	870	337

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.48	$12.70	$11.40	$11.20	$11.60	$11.64	$10.40	$9.70
End of period	$13.23	$11.48	$12.70	$11.40	$11.20	$11.60	$11.64	$10.40
Accumulation units outstanding at the end of period	—	—	—	13,872	13,776	15,961	12,437	12,753

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$6.28	$7.75	$8.16	$6.59	$8.82	$10.51	$9.81	$9.94
End of period	$7.05	$6.28	$7.75	$8.16	$6.59	$8.82	$10.51	$9.81
Accumulation units outstanding at the end of period	—	—	—	12,778	17,788	4,303	3,973	5,284

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$47.59	$47.73	$36.49	$37.11	$35.69	$33.49	$24.62	$22.74
End of period	$61.62	$47.59	$47.73	$36.49	$37.11	$35.69	$33.49	$24.62
Accumulation units outstanding at the end of period	—	—	—	168	106	242	255	273

JNL/Boston Partners Global Long Short Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$11.38	$14.09	$11.21	$11.45	$12.13	$13.85	$11.65	$10.16
End of period	$13.25	$11.38	$14.09	$11.21	$11.45	$12.13	$13.85	$11.65
Accumulation units outstanding at the end of period	—	—	—	437	440	444	433	59

JNL/ClearBridge Large Cap Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/DFA Moderate Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Core Fixed Income Division
Accumulation unit value:
Beginning of period	$17.54	$18.00	$17.45	$17.35	$17.66	$17.35	$18.10	$17.11
End of period	$18.51	$17.54	$18.00	$17.45	$17.35	$17.66	$17.35	$18.10
Accumulation units outstanding at the end of period	—	—	—	14,305	15,772	16,351	29,487	15,753

JNL/DoubleLine Emerging Markets Fixed Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Shiller Enhanced CAPE Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eaton Vance Global Macro Absolute Return Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FAMCO Flex Core Covered Call Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Fidelity Institutional Asset Management Total Bond Division
Accumulation unit value:
Beginning of period	$21.34	$22.16	$21.97	$21.99	$22.38	$21.69	$22.40	$21.24
End of period	$22.81	$21.34	$22.16	$21.97	$21.99	$22.38	$21.69	$22.40
Accumulation units outstanding at the end of period	—	—	—	1,725	1,902	1,884	1,597	3,272

JNL/First State Global Infrastructure Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$11.51	$12.89	$11.86	$11.69	$13.14	$13.99	$11.56	$10.08
End of period	$13.62	$11.51	$12.89	$11.86	$11.69	$13.14	$13.99	$11.56
Accumulation units outstanding at the end of period	—	—	—	20,287	20,228	20,613	22,416	22,798

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Franklin Templeton Global Division
Accumulation unit value:
Beginning of period	$9.79	$11.74	$10.21	$9.43	$10.29	$10.77	$8.44	N/A
End of period	$10.97	$9.79	$11.74	$10.21	$9.43	$10.29	$10.77	N/A
Accumulation units outstanding at the end of period	—	—	—	56	59	57	43	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$10.91	$11.07	$10.91	$10.74	$11.45	$11.75	$11.93	N/A
End of period	$10.78	$10.91	$11.07	$10.91	$10.74	$11.45	$11.75	N/A
Accumulation units outstanding at the end of period	—	—	—	1,423	1,548	2,693	2,655	N/A

JNL/Franklin Templeton Growth Allocation Division
Accumulation unit value:
Beginning of period	$11.23	$12.67	$11.58	$10.43	$11.36	$11.31	$9.32	N/A
End of period	$12.94	$11.23	$12.67	$11.58	$10.43	$11.36	$11.31	N/A
Accumulation units outstanding at the end of period	—	—	—	1,004	1,087	1,145	769	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$13.49	$14.41	$13.39	$11.98	$13.22	$13.09	$11.72	$10.67
End of period	$15.33	$13.49	$14.41	$13.39	$11.98	$13.22	$13.09	$11.72
Accumulation units outstanding at the end of period	—	—	—	1,831	7,281	30,070	29,995	32,521

JNL/Franklin Templeton International Small Cap Division
Accumulation unit value:
Beginning of period	$9.39	$11.96	$9.24	$9.55	$9.40	$10.60	$8.18	N/A
End of period	$10.88	$9.39	$11.96	$9.24	$9.55	$9.40	$10.60	N/A
Accumulation units outstanding at the end of period	—	—	—	503	510	6,698	521	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$11.47	$12.88	$12.17	$10.75	$11.52	$10.97	$8.73	N/A
End of period	$13.80	$11.47	$12.88	$12.17	$10.75	$11.52	$10.97	N/A
Accumulation units outstanding at the end of period	—	—	—	7,415	11,633	26,052	7,771	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/GQG Emerging Markets Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Harris Oakmark Global Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Heitman U.S. Focused Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$7.97	$9.83	$6.59	$6.97	$7.50	$6.88	$7.20	$5.96
End of period	$8.97	$7.97	$9.83	$6.59	$6.97	$7.50	$6.88	$7.20
Accumulation units outstanding at the end of period	—	—	—	2,817	15,129	1,800	1,819	1,123

JNL/Invesco Diversified Dividend Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.02	$16.40	$15.20	$15.16	$15.64	$13.89	$13.81	$11.00
End of period	$18.02	$15.02	$16.40	$15.20	$15.16	$15.64	$13.89	$13.81
Accumulation units outstanding at the end of period	—	—	—	3,532	7,880	4,192	4,457	4,354

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$16.38	$19.70	$16.34	$16.89	$17.62	$17.96	$15.42	$13.61
End of period	$20.54	$16.38	$19.70	$16.34	$16.89	$17.62	$17.96	$15.42
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	1,036

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$26.66	$29.98	$24.51	$22.45	$23.36	$22.10	$16.16	N/A
End of period	$32.47	$26.66	$29.98	$24.51	$22.45	$23.36	$22.10	N/A
Accumulation units outstanding at the end of period	—	—	—	993	3,857	4,204	1,353	N/A

JNL/JPMorgan Hedged Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$40.80	$43.88	$34.64	$35.21	$34.92	$32.09	$23.08	$20.29
End of period	$55.87	$40.80	$43.88	$34.64	$35.21	$34.92	$32.09	$23.08
Accumulation units outstanding at the end of period	—	—	—	126	130	66	70	1,740

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$17.40	$17.70	$17.64	$17.76	$18.06	$17.51	$18.54	$18.28
End of period	$18.13	$17.40	$17.70	$17.64	$17.76	$18.06	$17.51	$18.54
Accumulation units outstanding at the end of period	—	—	—	2,110	2,294	2,847	4,115	8,448

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Lazard International Strategic Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Bond Index Division
Accumulation unit value:
Beginning of period	$12.49	$12.83	$12.73	$12.76	$13.05	$12.62	$13.26	$13.08
End of period	$13.19	$12.49	$12.83	$12.73	$12.76	$13.05	$12.62	$13.26
Accumulation units outstanding at the end of period	—	—	—	191	201	214	228	221

JNL/Mellon Communication Services Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Consumer Discretionary Sector Division
Accumulation unit value:
Beginning of period	$24.79	$25.64	$21.46	$20.65	$19.92	$18.37	$13.30	$11.00
End of period	$30.78	$24.79	$25.64	$21.46	$20.65	$19.92	$18.37	$13.30
Accumulation units outstanding at the end of period	—	—	—	196	1,407	1,427	1,447	1,619

JNL/Mellon Consumer Staples Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Mellon Dow Index Division
Accumulation unit value:
Beginning of period	$17.48	$18.61	$14.89	$13.14	N/A	N/A	N/A	N/A
End of period	$21.29	$17.48	$18.61	$14.89	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	3,012	N/A	N/A	N/A	N/A

JNL/Mellon Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$9.06	$10.92	$8.19	$7.60	$9.17	$9.73	$10.37	N/A
End of period	$10.45	$9.06	$10.92	$8.19	$7.60	$9.17	$9.73	N/A
Accumulation units outstanding at the end of period	—	—	—	3,464	2,541	2,560	2,584	N/A

JNL/Mellon Energy Sector Division
Accumulation unit value:
Beginning of period	$22.49	$28.89	$30.40	$24.42	$32.51	$37.05	$30.20	$29.57
End of period	$23.92	$22.49	$28.89	$30.40	$24.42	$32.51	$37.05	$30.20
Accumulation units outstanding at the end of period	—	—	—	2,093	2,199	2,327	465	3,121

JNL/Mellon Equity Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Financial Sector Division
Accumulation unit value:
Beginning of period	$12.48	$14.81	$12.68	$10.44	N/A	N/A	N/A	N/A
End of period	$16.02	$12.48	$14.81	$12.68	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	1,427	N/A	N/A	N/A	N/A

JNL/Mellon Healthcare Sector Division
Accumulation unit value:
Beginning of period	$27.88	$27.15	$22.62	$24.02	$23.03	$18.80	$13.63	$11.75
End of period	$33.13	$27.88	$27.15	$22.62	$24.02	$23.03	$18.80	$13.63
Accumulation units outstanding at the end of period	—	—	—	1,005	10,072	5,106	110	131

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Mellon Index 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Industrials Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Information Technology Sector Division
Accumulation unit value:
Beginning of period	$14.70	$15.13	$11.34	$10.23	$10.01	$8.48	$6.86	$6.30
End of period	$21.29	$14.70	$15.13	$11.34	$10.23	$10.01	$8.48	$6.86
Accumulation units outstanding at the end of period	—	—	—	1,787	1,988	2,039	3,472	3,690

JNL/Mellon International Index Division
Accumulation unit value:
Beginning of period	$15.45	$18.34	$14.98	$15.18	$15.69	$17.07	$14.36	$12.44
End of period	$18.33	$15.45	$18.34	$14.98	$15.18	$15.69	$17.07	$14.36
Accumulation units outstanding at the end of period	—	—	—	67	66	72	70	88

JNL/Mellon Materials Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon MSCI KLD 400 Social Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Mellon MSCI World Index Division
Accumulation unit value:
Beginning of period	$17.13	$19.20	$16.18	$15.45	$17.21	$15.86	$14.30	N/A
End of period	$21.34	$17.13	$19.20	$16.18	$15.45	$17.21	$15.86	N/A
Accumulation units outstanding at the end of period	—	—	—	505	549	324	1,166	N/A

JNL/Mellon Nasdaq 100 Index Division
Accumulation unit value:
Beginning of period	$26.64	$27.39	$21.18	$20.05	$20.20	$17.42	$12.62	$10.77
End of period	$36.12	$26.64	$27.39	$21.18	$20.05	$20.20	$17.42	$12.62
Accumulation units outstanding at the end of period	—	—	—	340	355	293	295	298

JNL/Mellon Real Estate Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon S&P 1500 Growth Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon S&P 1500 Value Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$26.56	$30.70	$27.12	$23.06	$24.21	$22.65	$17.40	$15.16
End of period	$32.65	$26.56	$30.70	$27.12	$23.06	$24.21	$22.65	$17.40
Accumulation units outstanding at the end of period	—	—	—	108	84	88	914	35

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Mellon S&P 500 Index Division
Accumulation unit value:
Beginning of period	$19.46	$20.90	$17.63	$16.17	$16.38	$14.80	$11.48	$10.17
End of period	$24.92	$19.46	$20.90	$17.63	$16.17	$16.38	$14.80	$11.48
Accumulation units outstanding at the end of period	—	—	—	301	9,282	561	1,218	675

JNL/Mellon Small Cap Index Division
Accumulation unit value:
Beginning of period	$23.77	$26.66	$24.14	$19.59	$20.98	$20.48	$15.11	$13.32
End of period	$28.43	$23.77	$26.66	$24.14	$19.59	$20.98	$20.48	$15.11
Accumulation units outstanding at the end of period	—	—	—	4,995	1,273	1,294	1,311	1,263

JNL/Mellon Utilities Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MFS Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.22	$21.08	$19.06	$17.14	$19.24	$17.37	$13.37	$11.58
End of period	$23.35	$18.22	$21.08	$19.06	$17.14	$19.24	$17.37	$13.37
Accumulation units outstanding at the end of period	—	—	—	5,662	6,865	7,526	8,367	7,757

JNL/Morningstar Wide Moat Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Currency Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.42	$10.92	$10.45	$10.08	$10.43	$10.16	$10.39	N/A
End of period	$11.15	$10.42	$10.92	$10.45	$10.08	$10.43	$10.16	N/A
Accumulation units outstanding at the end of period	—	—	—	1,226	1,311	1,381	1,201	N/A

JNL/Nicholas Convertible Arbitrage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$19.23	$22.64	$16.99	$17.34	$17.07	$17.11	$13.85	$11.74
End of period	$24.71	$19.23	$22.64	$16.99	$17.34	$17.07	$17.11	$13.85
Accumulation units outstanding at the end of period	—	—	—	1,003	4,033	4,090	606	606

JNL/PIMCO Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Investment Grade Credit Bond Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$12.19	$12.74	$12.62	$12.26	$12.93	$12.79	$14.37	$13.55
End of period	$12.93	$12.19	$12.74	$12.62	$12.26	$12.93	$12.79	$14.37
Accumulation units outstanding at the end of period	—	—	—	11,569	4,330	6,395	7,579	14,132

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.52	$10.86	$10.78	$10.07	$10.42	$10.62	$10.40	$9.86
End of period	$11.14	$10.52	$10.86	$10.78	$10.07	$10.42	$10.62	$10.40
Accumulation units outstanding at the end of period	—	—	—	320	6,107	5,545	4,572	2,554

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$17.61	$19.00	$18.06	$15.76	$17.29	$17.65	$16.66	$14.58
End of period	$19.75	$17.61	$19.00	$18.06	$15.76	$17.29	$17.65	$16.66
Accumulation units outstanding at the end of period	—	—	—	11,772	2,355	2,111	6,064	6,362

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$15.27	$19.53	$17.75	$14.24	$15.82	$14.63	$10.60	$9.30
End of period	$17.83	$15.27	$19.53	$17.75	$14.24	$15.82	$14.63	$10.60
Accumulation units outstanding at the end of period	—	—	—	5,498	211	213	215	707

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$16.18	$20.71	$18.06	$14.13	$14.96	$14.44	$10.74	$9.17
End of period	$19.34	$16.18	$20.71	$18.06	$14.13	$14.96	$14.44	$10.74
Accumulation units outstanding at the end of period	—	—	—	4,332	466	471	475	479

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$25.98	$30.91	$27.47	$23.07	$25.82	$23.45	$17.09	N/A
End of period	$30.98	$25.98	$30.91	$27.47	$23.07	$25.82	$23.45	N/A
Accumulation units outstanding at the end of period	—	—	—	151	152	153	155	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/RAFI Fundamental Asia Developed Division
Accumulation unit value:
Beginning of period	$16.86	$20.00	$16.58	$15.46	$15.04	$14.89	$13.51	$12.32
End of period	$19.13	$16.86	$20.00	$16.58	$15.46	$15.04	$14.89	$13.51
Accumulation units outstanding at the end of period	—	—	—	357	368	380	393	410

JNL/RAFI Fundamental Europe Division
Accumulation unit value:
Beginning of period	$12.86	$15.42	$12.73	$13.25	$13.80	$14.60	$11.42	$10.74
End of period	$14.41	$12.86	$15.42	$12.73	$13.25	$13.80	$14.60	$11.42
Accumulation units outstanding at the end of period	—	—	—	264	7,215	4,701	282	311

JNL/RAFI Fundamental U.S Small Cap Division
Accumulation unit value:
Beginning of period	$13.55	$17.97	$18.77	$14.27	$15.35	$15.16	$11.31	$10.15
End of period	$15.06	$13.55	$17.97	$18.77	$14.27	$15.35	$15.16	$11.31
Accumulation units outstanding at the end of period	—	—	—	—	96	97	—	3,695

JNL/RAFI Multi-Factor U.S. Equity Division
Accumulation unit value:
Beginning of period	$17.49	$19.79	$17.29	$15.75	$16.59	$15.23	$11.81	$10.23
End of period	$20.46	$17.49	$19.79	$17.29	$15.75	$16.59	$15.23	$11.81
Accumulation units outstanding at the end of period	—	—	—	310	216	—	613	224

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$19.79	$21.57	$19.10	$17.70	$19.04	$17.00	$12.10	$10.63
End of period	$24.22	$19.79	$21.57	$19.10	$17.70	$19.04	$17.00	$12.10
Accumulation units outstanding at the end of period	—	—	—	2,040	11,812	4,441	5,159	7,931

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$22.66	$23.80	$20.32	$19.64	$19.83	$18.41	$13.16	$11.53
End of period	$28.70	$22.66	$23.80	$20.32	$19.64	$19.83	$18.41	$13.16
Accumulation units outstanding at the end of period	—	—	—	962	990	1,084	772	5,604

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$19.76	$21.32	$19.45	$16.88	$17.13	$15.39	$12.02	$10.89
End of period	$24.68	$19.76	$21.32	$19.45	$16.88	$17.13	$15.39	$12.02
Accumulation units outstanding at the end of period	—	—	—	20,729	11,842	21,019	9,810	6,869

JNL/S&P International 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$19.70	$21.37	$18.36	$17.82	$21.13	$18.29	$12.46	$11.16
End of period	$23.38	$19.70	$21.37	$18.36	$17.82	$21.13	$18.29	$12.46
Accumulation units outstanding at the end of period	—	—	—	768	821	722	474	515

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$20.52	$22.47	$18.63	$17.95	$18.38	$17.62	$14.32	$12.63
End of period	$25.46	$20.52	$22.47	$18.63	$17.95	$18.38	$17.62	$14.32
Accumulation units outstanding at the end of period	—	—	—	—	12,334	12,636	12,945	13,446

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.59	$13.17	$12.59	$12.25	$12.71	$12.60	$12.31	$11.57
End of period	$13.69	$12.59	$13.17	$12.59	$12.25	$12.71	$12.60	$12.31
Accumulation units outstanding at the end of period	—	—	—	50,640	64,194	57,475	63,081	64,725

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$20.29	$22.04	$18.60	$17.94	$18.37	$17.76	$14.81	$13.12
End of period	$24.70	$20.29	$22.04	$18.60	$17.94	$18.37	$17.76	$14.81
Accumulation units outstanding at the end of period	—	—	—	4,775	9,372	9,144	10,090	9,464

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.51	$15.35	$14.11	$13.65	$14.11	$13.86	$12.83	$11.82
End of period	$16.32	$14.51	$15.35	$14.11	$13.65	$14.11	$13.86	$12.83
Accumulation units outstanding at the end of period	—	—	—	10,949	14,983	16,295	17,662	19,039

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$18.33	$19.70	$17.35	$16.78	$17.28	$16.89	$14.90	$13.38
End of period	$21.38	$18.33	$19.70	$17.35	$16.78	$17.28	$16.89	$14.90
Accumulation units outstanding at the end of period	—	—	—	28,028	28,422	30,059	33,450	23,348

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$16.69	$19.20	$17.67	$16.03	$17.74	$15.64	$10.54	N/A
End of period	$19.95	$16.69	$19.20	$17.67	$16.03	$17.74	$15.64	N/A
Accumulation units outstanding at the end of period	—	—	—	2,855	475	476	486	N/A

JNL/T. Rowe Price Capital Appreciation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$59.20	$61.36	$46.91	$47.25	$43.61	$40.99	$30.20	$25.96
End of period	$75.98	$59.20	$61.36	$46.91	$47.25	$43.61	$40.99	$30.20
Accumulation units outstanding at the end of period	—	—	—	5,021	3,527	3,719	2,914	1,630

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$86.81	$90.94	$74.64	$71.89	$68.98	$62.47	$46.75	$42.06
End of period	$111.72	$86.81	$90.94	$74.64	$71.89	$68.98	$62.47	$46.75
Accumulation units outstanding at the end of period	—	—	—	2,916	2,892	3,132	3,422	2,740

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$9.32	$9.42	$9.52	$9.58	$9.76	$9.93	$10.13	$10.11
End of period	$9.50	$9.32	$9.42	$9.52	$9.58	$9.76	$9.93	$10.13
Accumulation units outstanding at the end of period	—	—	—	2,028	2,186	2,868	2,894	1,965

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$24.35	$27.52	$23.68	$21.83	$22.72	$20.50	$15.27	$13.07
End of period	$30.06	$24.35	$27.52	$23.68	$21.83	$22.72	$20.50	$15.27
Accumulation units outstanding at the end of period	—	—	—	2,114	1,464	1,467	1,470	1,189

JNL/The London Company Focused U.S. Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Capital Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Equity Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Vanguard Global Bond Market Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Growth ETF Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard International Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard International Stock Market Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Moderate ETF Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Moderate Growth ETF Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/Vanguard Small Company Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard US Stock Market Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WCM Focused International Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Westchester Capital Event Driven Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$38.18	$40.39	$36.68	$33.82	$34.88	$32.43	$27.77	$25.77
End of period	$45.39	$38.18	$40.39	$36.68	$33.82	$34.88	$32.43	$27.77
Accumulation units outstanding at the end of period	—	—	—	3,254	6,897	8,661	8,966	18,861

JNL/WMC Government Money Market Division
Accumulation unit value:
Beginning of period	$9.82	$9.93	$10.13	$10.35	$10.58	$10.81	$11.04	$11.28
End of period	$9.76	$9.82	$9.93	$10.13	$10.35	$10.58	$10.81	$11.04
Accumulation units outstanding at the end of period	—	—	—	7,472	15,171	17,056	870	1,698

Investment Divisions	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$29.96	$34.13	$30.27	$27.26	$28.75	$26.38	$20.57	$18.06
End of period	$37.40	$29.96	$34.13	$30.27	$27.26	$28.75	$26.38	$20.57
Accumulation units outstanding at the end of period	—	—	—	75	79	237	233	247

Mailing Address and Contact Information
Annuity Service Center
Regular Mail:	P.O. Box 24068, Lansing, MI 48909-4068
Overnight Mail:	1 Corporate Way, Lansing, Michigan 48951
Customer Care:	800-644-4565 8:00 a.m. to 7:00 p.m. ET (M-F)
Fax:	800-701-0125
Email:	customercare@jackson.com